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                        MFS(R)/SUN LIFE SERIES TRUST
                        SEMIANNUAL REPORT - JUNE 30, 2002





                        CAPITAL OPPORTUNITIES SERIES
                        INTERNATIONAL GROWTH SERIES
                        MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                        MID CAP VALUE SERIES
                        NEW DISCOVERY SERIES
                        RESEARCH GROWTH AND INCOME SERIES
                        RESEARCH INTERNATIONAL SERIES
                        STRATEGIC GROWTH SERIES
                        STRATEGIC VALUE SERIES
                        TECHNOLOGY SERIES
                        VALUE SERIES
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TABLE OF CONTENTS

Letter from the President                                                  1

Management Review and Outlook                                              2

Performance Summary                                                       11

Portfolio of Investments                                                  13

Financial Statements                                                      34

Notes to Financial Statements                                             51

Board of Managers and Officers                                    Back Cover





     NOT FDIC INSURED     MAY LOSE VALUE             NO BANK GUARANTEE
     NOT A DEPOSIT        NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE PRESIDENT

DEAR CONTRACT OWNERS,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

-    How can the recession be over if the markets have been doing so poorly?

- If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY

We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.3

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur


C. James Prieur
President of the MFS(R)/Sun Life Series Trust

July 15, 2002

(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.

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(3) For the two-year period ended June 30, 2002, bonds, as represented by the
    Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL OPPORTUNITIES SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -19.75%, and Service Class shares -19.87%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -13.16% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. Over the same period, the average multi-cap core portfolio tracked by Lipper Inc., an independent firm that reports portfolio performance, returned -11.75%.

A combination of factors drove the market down over the period. To start, we had a big rally at the end of 2001 in anticipation of an economic recovery in the New Year. Early in 2002, however, concerns that the recovery might take longer than originally expected and that perhaps the gains had been overdone caused stock prices to pull back. Stocks slid throughout the spring, as investors remained cautious, corporate capital spending weak, and first-quarter earnings mixed. Accounting issues, as well as uncertainties related to the war on terrorism and the Mid East conflict, also unsettled the market. The hardest hit groups included growth stocks and large companies with complex balance sheets.

In an environment that was particularly bad for growth investing, our performance was hurt by investments in growth sectors such as technology and telecommunications. Technology, where we had a slightly overweighted position relative to our benchmark, suffered as corporations kept a lid on capital spending. Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our more growth-oriented investments in the utilities and cable television areas declined amid the market's jitters. We were also very underweighted in consumer staples, a sector that rallied as investors looked for safe havens. We avoided the group because we felt valuations (stock prices relative to measures such as earnings and cash flow) were not that compelling on a long-term basis.

Our position in Tyco International, an industrial conglomerate, plunged in value as investors worried about the company's restructuring plans, complex accounting practices, and an investigation surrounding the former CEO's personal finances. We also held a sizable stake in Merrill Lynch, which tumbled amid allegations that some of its analysts had misled investors. We had investments in utility companies such as Dynegy, El Paso, and AES, all of which suffered in the wake of the Enron collapse. But we sold Qwest Communications International, a large telecom player with accounting issues.

Our experience has been that switching strategies in response to a down market is not a good long-term strategy. We continued to take a bottom-up approach to stock selection, using MFS Original Research(R). And we continued to follow a relative value strategy, which means looking for stocks with good earnings growth that we believe are selling at a reasonable price relative to a company's history, peers, and outlook. We maintained the same disciplined approach to selling that we have always taken, trimming stocks that approached what we believed was full valuation.

We did well early in the period with our investments in semiconductor stocks, such as Analog Devices and Atmel. As technology companies restocked depleted inventories, orders picked up and some stock prices rose. However, we weren't convinced that the demand we were seeing in the first quarter of the New Year was sustainable. We took profits in the spring, shortly before demand started to slow and some stocks slumped.

Our focus on basic materials stocks that we felt could benefit from an economic recovery also worked out well. Our biggest stake was in foreign paper stocks, which we found more attractive on a valuation basis than their domestic counterparts. We owned names such as Abitibi-Consolidated in Canada and Aracruz Cellulose in Brazil, cutting back as their valuations climbed.

By the end of the period, we had structured the portfolio somewhat in the shape of a barbell. At one end, we had a sizable stake in more defensive stocks that we thought might do well regardless of how quickly the economy recovered. Our biggest focus was in the financial sector, where we emphasized property and casualty insurers, such as Ace Ltd. and XL Capital. In addition, we owned some of the large banks, including Bank of America and Comerica, which did well.

At the other end of the barbell, we had stocks that we felt could benefit directly from an economic turnaround. We had an above-average stake in the leisure sector with a focus on advertising-sensitive media stocks.

As a multi-cap portfolio, we typically have about 70% of our assets in large-cap names with the other 30% in small- and mid-size companies. Over the period, the latter grew to about 35% through stock price appreciation, as small- and mid-cap holdings generally outperformed large-cap stocks. We believe smaller companies benefited from not having the balance sheet complexities of their large-cap counterparts. Historically, smaller caps have had a track record of strong performance coming out of past recessions. Among our small- and mid-cap holdings were paper company stocks, oil services names such as GlobalSantaFe, and Danaher, which makes industrial controls as well as several well-known brands of tools, including Sears Craftsman(R).

Over the period, we took advantage of depressed prices in the pharmaceutical group, building our investment in large, well-known companies that have had consistent earnings growth, such as Pfizer. As a group, drug stocks had fallen to what we viewed as compelling valuations amid worries surrounding the backlog of FDA approvals, as well as concerns about patent expirations, competition from generics, and inventory build-ups. We also began nibbling at biotech stocks. Although a number of our health care

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holdings continued to decline over the period, we believe they have strong long-term potential.

At the end of the period, we expected the economic recovery to continue, but to remain choppy. As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the series' flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve investors well going forward.

INTERNATIONAL GROWTH SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -1.73%, and Service Class shares -1.74%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -1.38% and 0.52%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Fund Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

In our annual report six months ago, we mentioned that we were starting to favor more economically sensitive companies, in the hope that a global recovery was gathering steam. However, we also said that "we continued to have a strong defensive element in the series, as we believe it is possible that we could see another downturn before a full-fledged recovery takes hold."

The latter remark proved to be prophetic in 2002; our more defensive holdings were our stronger performers as the global economy sputtered. Companies that made mundane items such as cleaning products, diapers, chocolate, and bottled beverages did relatively well because they made things that consumers generally would not do without, despite a bad economy.

After an encouraging fourth-quarter 2001 rally, most global economies retreated in 2002. Our response has been to back off a bit on our more aggressive investments -- companies that we felt might benefit more strongly in a recovery -- and invest more defensively than we had planned six months ago. That said, some of our more aggressive investments did well over the period, largely because our research helped us get out of some stocks at opportune times.

The most prominent example was Samsung, a South Korean electronics manufacturer whose main semiconductor product is DRAMs, or Dynamic Random Access Memory chips. We bought a large Samsung position in 2001 when DRAM prices were rising, and the stock performed well while we held it. When our industry analyst saw DRAM prices beginning to fall in 2002, we were able to take our profits before the company's share price fell substantially.

Our insurance holdings did not do as well over the period as we had hoped. After a long period in which insurers seemed unable to raise policy rates, our research indicated that trend was reversing over the past year or so. We invested in firms such as QBE Insurance in Australia and Bermuda-based reinsurers Ace Limited and XL Capital, believing that higher policy prices would benefit the stocks. Although policy rates have gone up, the market seemed to be taking a wait-and-see position on the stocks -- in part due to the fear that further terrorist attacks could hurt the industry. Our belief, as of the end of the period, is that a strong pricing cycle will still benefit the stocks, but we may have been early in our investments.

In the short term, relative performance was also hurt by our underweighted position in Japan, which experienced a strong rally over the period. Our belief has been that Japan is still plagued by fundamental problems, including an unsound banking system with huge amounts of bad debt and a lack of labor market and other regulatory reforms. Until we see indications these issues are being addressed, we think any market rally will be short-lived, and we expect to remain underweighted in Japanese stocks.

Our cellular telephone holdings were frankly an area of disappointment, particularly our stake in U.K.-based Vodafone. We think the market's perception of the industry changed over the period. Industry leaders such as Vodafone and Japan-based DoCoMo, which had formerly been viewed as young, high-growth companies, came to be seen as mature, slower-growing firms. This, coupled with a general decline in telecom stocks, hurt the value of our holdings. As of the end of the period, our thinking was that these stocks had fallen to prices that made them attractive on a long-term basis, and we have so far held on to our positions.

In the automotive and auto parts area, we added several names to the portfolio, including Nissan and Stanley Electric in Japan, and BMW, Porsche, Beru, and Edscha in Germany. Our reasoning was that low interest rates in the United States have driven high-ticket consumer purchases such as autos and houses, and we see that low-interest environment continuing for a while.

In the leisure sector, we increased our holdings in media firms, investing in companies that our research indicated had dominant shares of their respective markets. Many of these firms had seen share prices tumble to bargain valuations as advertising, their chief source of revenue, fell off in the recession. We invested in these companies based on our experience that advertising has been one of the first areas to bounce back in previous recoveries. Examples include newspaper franchise Johnston Press in the United Kingdom.

In Japan and Korea, we invested in several credit card companies because we saw a structural change occurring in those societies. Consumers were beginning to use credit cards in two economies that had previously relied mainly on cash. Our research uncovered firms such as Aeon Credit and Credit Saison in Japan and Kookmin Credit in Korea that we believed were well managed and had strong growth potential.

We think we're going to see a recovery that remains anemic for some time, allowing interest rates to stay relatively low. We don't expect to see a robust recovery until corporate capital spending picks up. What's holding that back, in our view, is the glut of capital spending we saw in the late 1990s; many industries still have simply too much capacity, and that will take time to work through. In the near term, that overcapacity means there will be a lack of pricing power in most industries and low prices will mean low profits for many companies. We see that as a general problem around the globe.

We think the good news is that this kind of market plays to our strength as research-based, bottom-up investors in individual companies. We just mentioned specific opportunities we've uncovered in the auto, media, and credit card industries. Looking

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more broadly, we expect to see continued opportunities in the consumer staples area, because these companies make the daily necessities of life. Within that sector, we're looking for companies with solid franchises and strong brand recognition, because we believe the leading brands will deliver better pricing power.

Getting back to our media investments for a moment, we think that one of the keys to achieving pricing power in a poor environment will be through advertising, and that may benefit our investments in newspaper and broadcasting companies. Looking ahead, then, we expect that consumer staples and media firms will remain two of the largest weightings in the portfolio.

Across many sectors, we think a difficult market can offer opportunities to buy good companies at attractive prices. We've already seen that happen in health care, where we saw price declines in some pharmaceutical firms as a chance to increase our positions in those companies. We hope to see opportunities in the beaten-down technology sector. So our parting message to investors is that the glass is half full and we think even a poor market can be ripe with opportunity.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -18.14%, and Service Class shares -18.26%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -20.78% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -13.16% return over the same period for the S&P 500. Over the same period, the average large-cap growth portfolio tracked by Lipper Inc. returned -18.68%.

The period was a difficult one for growth managers as growth stocks remained out of favor. In fact, price declines in the first half of 2002 erased much of the lift we got late last year. While earnings remained subdued, the market seemed to shrug off indications that the economy had begun to heal. Fears about everything from terrorist threats to Middle East violence to accounting chicanery kept investors singularly focused on risk. This led recovery in the stock market to deviate from the path of past cyclical upturns.

Of course, every market is different. The profits recession we've been going through has been investment-led. That is, businesses experiencing profit pressures have dramatically scaled back their spending on capital equipment generally and information technology specifically. What's different about this cycle, in our opinion, is that we'll probably need to see sustained improvements across the industrial economy before we can say with certainty that the worst is behind us.

Speaking very broadly, we'd say adhering to our more conservative growth investment style kept us tilted away from the most aggressive growth sectors, which have experienced more weakness than the overall market. For example, we completely exited the utilities and communications sector earlier this year. Stocks in this group were hit hard in 2001 and have remained under severe pressure so far in 2002. We've also maintained our cautious stance on technology, consistent with our view that improvements here will likely take longer to materialize than elsewhere.

Our positioning among stocks in the leisure sector was an area of strength over the period, as leading media conglomerates benefited from an improved advertising environment. We believe this trend will strengthen in the coming quarters. Results were also solid in health care, where the portfolio has emphasized service providers over major pharmaceutical companies. Service providers, such as hospital group Tenet Healthcare and managed care leader United Health Group, have experienced stronger pricing, lower costs, and a better reimbursement environment. We think drug companies, on the other hand, face potentially slower growth in the future due to limited new drug pipelines and patent expirations.

Our holding in Tyco International significantly underperformed. Waves of bad news concerning potential liquidity issues, a break-up plan that was later reversed, and the resignation of the CEO weighed very heavily on the stock. Amid the uncertainty, we reduced our exposure; still, the downdraft in this stock detracted meaningfully from performance.

Elsewhere, our low positions in consumer staples firms held back relative performance, as the sector did well over the period.

We'd describe the changes we've made over the period as more tactical than strategic in nature. Financial services and leisure remained our largest overweighted positions relative to our benchmark -- although in the case of financial services, we've trimmed holdings, while in leisure, we've added to positions. Regarding the former, we believe the commercial property and casualty insurance cycle is still in early innings and that policy pricing and terms will likely get better from here. That said, where our stocks in this area have lived up to our near-term expectations, we've been willing to reduce positions. Higher confidence in the advertising arena has led us to grow our leisure weighting during the period.

We mentioned earlier our underweighted positions in technology and health care. We have not made significant changes in these areas during the past six months. We also pointed out that we had dropped all utilities and communications holdings. While that sector wasn't a major exposure at the start of the period, carrying no weight at the close of the period correctly suggests that we viewed this as an area that may take a long time to recover.

We also added to our holdings in the consumer staples area. This is a more mature sector, so we don't expect volume and revenue growth to be exciting. But we do believe the fruits of past restructurings and market share gains are just now beginning to become evident. Our holdings here favored companies that we believed had commanding market shares and were producing solid cash flows.

NOTE TO INVESTORS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX REPLACED THE S&P 500 AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON PURPOSES, WE HAVE PROVIDED RETURNS FOR THE S&P 500.

MID CAP VALUE SERIES(1),(3),(4),(9)
The series commenced operations on May 1, 2002.

Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the small-cap investing environment was consistently challenging over the period. A strong rally in the fourth quarter of 2001 proved to be a short-term event, and the economic recovery this year has not been as strong or as widespread as we had hoped when the year began.

Consumer spending has held up and benefited consumer-related stocks. Less economically sensitive sectors such as health care have also held their own. Business spending, however, has been a real area of disappointment. We haven't yet seen the confidence in future sales that makes corporations want to spend on plants,

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equipment, and hiring. And that has hurt software companies, semiconductor companies, telecommunications equipment companies, and a number of other areas that are a big part of the small-cap universe.

By the end of the period, the sectors with the largest weighing in the portfolio included financial services, utilities and communications, technology, energy, leisure and health care. The portfolio's largest sector weighting was financial services which included banks and insurance companies. In the utilities sector, we favored natural gas stocks; in the health care sector, we favored providers of outpatient health care services and hospital operators; and in the leisure sector we held a number of restaurant chains with lower-price menus such as Outback Steakhouse and Jack in the Box.

We think the economy will continue to slowly recover, which could continue to benefit cyclical industries such as media, retailing, and basic materials. In spite of the rebound we experienced in these areas during the period, we were still finding a wide range of attractively valued companies with encouraging growth outlooks. On the other hand, there is a key issue that concerns us in the near term -- earnings. We believe corporate earnings could remain choppy through the end of the year as many companies remain burdened with heavy debt levels and lackluster sales growth. If this is true, the overall market could continue to tread water in the near term.

NEW DISCOVERY SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -20.01%, and Service Class shares -20.17%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -17.35% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The series' returns also compare to a -4.70% return over the same period for the Russell 2000 Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ. Over the same period, the average small-cap growth portfolio tracked by Lipper Inc. returned -16.21%.

Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the small-cap investing environment proved challenging over the period. The economic recovery has not been as strong or as widespread as we had hoped when the year began.

Consumer spending has held up and benefited consumer-related stocks. Less economically sensitive sectors such as health care have also held their own. Business spending, however, has been a real area of disappointment. We haven't yet seen the confidence in future sales that makes corporations want to spend on plants, equipment, and hiring. And that has hurt software companies, semiconductor companies, telecommunications equipment companies, and a number of other areas that are a big part of the small-cap universe.

As a result of changes we saw happening in the market, we made some large shifts in the portfolio's holdings during the period, especially in late spring and early summer. Some background may help explain what led up to those changes. Over the summer of last year, we had increased our technology holdings in anticipation of an eventual recovery. When the events of September 11 drove the market down sharply, we used the opportunity to further increase our weighting in technology and increase our exposure to restaurant and broadcasting firms. When the market came roaring back in the fourth quarter of 2001, those holdings did well, and generally continued to help performance through March of 2002.

In early spring, however, many of our technology positions began to experience difficulty. It became clear to us that corporations were holding back on technology purchases for the foreseeable future, in part due to excess capacity added in previous years. In response, we made major shifts in the series' holdings in April, May, and June. Many technology positions were reduced or sold off.

We also sold off our position in Edison Schools, a firm that attempted to pioneer a new industry by privatizing the operation of several public schools. Although the company originally appeared to us to have great promise, over the period it suffered several disappointments. We began to doubt it could deliver on its premise of running schools both better and more economically, and ultimately this was a holding that lost money for the portfolio.

As we sold off some holdings, we increased our positions in more-consumer-related sectors such as leisure and retailing. The portfolio's financial services weighting was also increased as we found new growth opportunities in that sector. In each of these areas, we found companies that, in a tough economy, have benefited from solid consumer spending and a low interest rate environment.

As of the end of the period, the portfolio held positions in a number of firms that we felt represented growth opportunities, despite a weak economic environment. In the retail sector, holdings included Michaels Stores, a chain of arts and crafts stores that dominates its niche and has been growing rapidly, and retail chains that cater to a cost-conscious customer, such as Pier 1 Imports, Linens `n Things, and Dollar Tree Stores.

Following a similar theme, our holdings in the leisure sector included several restaurant chains with lower-priced menus, including international pizza franchiser Papa John's, family restaurant operator Outback Steakhouse, and Jack in the Box, a fast food chain that our research indicated was the West Coast market leader among the heaviest buyers of fast food: 18- to 24-year old males. In the financial services sector, we added positions in a number of smaller regional banks; we felt their share prices were at attractive levels and that they might benefit from a moderate recovery and a continuing low interest rate environment.

That said, we have not abandoned sectors such as health care and technology that have historically been core growth areas for the portfolio. Health care, in our view, has been somewhat insulated from the downturn in business spending because demand in that sector does not slow down with the economy. Also, there continued to be a lot of innovation in the industry. We've invested in businesses such as pharmacy benefits manager CareMark Rx, which helps employers control the cost of providing a prescription drug benefit, and firms that provide kidney dialysis or oxygen bottles. Noven Pharmaceuticals, another holding, is a leader in the market for transdermal patches, a noninvasive method of delivering medication. Many of these companies have continued to grow through a recession and a weak recovery, largely because we have an aging population.

In technology, we've eliminated holdings that we think may take a long time to recover. However, we've maintained positions in other companies that we believe are leaders in their industries and may be winners when technology spending revives. Data storage, for example, is an area where we've continued to see opportunity because the volume of stored corporate information has continued to grow at a dramatic rate.

In the spring of 2002, Rob Henderson and Don Pitcher became managers of the series, replacing Neil D. Wagner. As of the end of the period, we planned to manage the portfolio in the same manner that we believe has worked well over the past several years, and no major changes in style or strategy were anticipated. Between them, Mr. Henderson and Mr. Pitcher have managed portfolios at MFS for over two decades, and we feel this experience over a variety of market conditions may be a particular asset during this volatile and unsettled economic period.

NOTES TO INVESTORS: ROBERT A. HENDERSON AND DONALD F. PITCHER BECAME MANAGERS OF THE PORTFOLIO IN APRIL AND JUNE, 2002, RESPECTIVELY, REPLACING NEIL D. WAGNER.

EFFECTIVE MARCH 1, 2002, THE RUSSELL 2000 GROWTH INDEX REPLACED THE RUSSELL 2000 INDEX AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 2000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S GROWTH DISCIPLINE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPOSED OF 2,000 OF THE SMALLEST U.S.-DOMICILED COMPANY COMMON STOCKS (ON THE BASIS OF CAPITALIZATION) THAT ARE TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE, AND THE NASDAQ.

RESEARCH GROWTH AND INCOME SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -11.89%, and Service Class shares returned -12.00%. These returns, which include the reinvestment of dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -16.12% over the same period for the series' benchmark, the Standard and Poor's 500 Stock Index (the S&P 500). During the same period, the average large-cap core fund tracked by Lipper Inc., returned -13.66%.

Investment research is the cornerstone of how the Research Growth and Income Series is managed -- independent, candid research performed by our analysts who are accountable to no one but our clients. That being said, our focus on research has become increasingly important and more challenging during this difficult market environment. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market is huge, and that has caused investors to be more risk-averse.

Our response to this situation has been two-fold. We are closely analyzing companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause concern and could call into question the integrity of what is being reported. Our second method is to find more nontraditional sources for gathering information; analysts need to develop their own networks within their respective industries. For example, suppose we are looking at a biotechnology company that has new medical device for detecting heart murmurs. Our analysts would be in contact with 20 or so cardiovascular doctors whose expertise would enable us to determine the viability of the new device and thus, whether the company would be a worthwhile investment.

While negative returns are always difficult to accept, the series outperformed it's benchmark, the S&P 500. Financial services remained our largest sector weighting, particularly in the insurance arena. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors have has been one of the few areas that have had consistent earnings growth. We have been concentrating on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for razors has remained stable during periods when consumers are not spending as much. Other names, such as Wal-Mart, Target, and Sears have been strong performers and we expect that trend to continue. Our holding in Sears, for example, was aided by new management that focused on trimming expenses and improving the company's bottom line.

Gannett Inc., a newspaper publishing and cable broadcasting company was a top holding in the series at the end of the period and performed very well in recent months due to the surprising uptick in advertising revenue.

Areas that hurt performance in the last few months were some of our pharmaceutical and technology holdings, specifically Genzyme. Although we are positive on Genzyme for the long term, we remain underweighted in pharmaceuticals due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. This will pave the way for generic manufacturers to produce the same drugs at much lower costs and that could have a significant effect on pharmaceutical companies.

Technology as a whole has been a very difficult sector to find opportunities, and though we are underweighted, several tech names that we owned have performed poorly. For example, Citrix Systems, a provider of multi-user server application software disappointed as software firms in general have been hurt badly.

The market continues to be difficult to navigate. We expect the flight to safety and quality to continue. Investors are not willing to take on too many risks, and therefore we remain mostly interested in "safer haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations plague the market. Given this environment, we are positioning the portfolio towards what we feel are more stable companies, which include the consumer staples and financial services sectors. We also believe that the positive economic indicators of lower interest rates and low inflation will ultimately benefit the portfolio and boost investor confidence.

RESEARCH INTERNATIONAL SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -0.65%, and Service Class shares -0.76%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return over the same period of -1.38% for the series' benchmarks, the MSCI EAFE Index. Over the same period, the average international fund tracked by Lipper Inc. returned -1.66%.

The first six months of 2002 were a difficult period characterized by a great deal of uncertainty and high volatility. In the first quarter, we saw a rally in cyclical sectors spurred by optimism for a broad-based economic recovery. Cyclical sectors such as autos and housing, basic materials, and industrial goods and services outperformed the broader international markets. As spring began, however, evidence mounted that the global recovery seemed to be weaker than many had hoped. In response, the market began to favor more defensive investments, stocks in industries that were viewed as less sensitive to the ups and downs of the global economy.

As the market rotated toward more defensive sectors, we saw relatively strong performance from portfolio holdings in areas such as consumer staples and financial services. Our holdings in the consumer staples sector included Diageo, a U.K.-headquartered food and beverage conglomerate; Shiseido, a Japanese cosmetics firm; and Uni-Charm, a Japanese maker of disposable diapers. In an uncertain economic environment, we found these companies attractive because they have tended to be rather straightforward in terms of corporate earnings statements, and because their businesses have not required them to raise a lot of new capital -- unlike firms in more aggressive growth industries.

Another area of opportunity has been financial services, a sector in which our exposure had been relatively small for some time. As of the end of the period, we were still underweighted in the sector relative to our benchmark. However, late in the period we had begun to increase our holdings in European banks, as these stocks had fallen to attractive valuations on concerns that we felt would prove to be short-term.

Over the period, we also had solid performance from basic materials companies such as Syngenta, a Swiss agricultural chemical firm. The company had a dominant position in its market and implemented successful cost cutting measures that we believe will lead to improved profits.

We also benefited from avoiding certain areas. After a strong fourth-quarter 2001 rally in technology, we sold off some of our technology holdings early in 2002. This helped our relative performance over the period as technology shares generally sank. The leisure sector also was a positive source of contribution to the series over the period. In the leisure sector, we generally avoided large media companies that depend on advertising revenues, including Vivendi, a Paris-headquartered communications conglomerate that suffered high-profile problems over the period.

We pared down our telecommunications weighting over the period, selling a number of positions. The demand for services, particularly in wireless data transmission, has not been as strong as we expected. Within the health care sector, our position in French pharmaceutical firm Sanofi-Sythelabo also hurt performance. As of the end of the period, we continued to believe the company had a strong product line and strong earnings growth potential, and that its stock was undervalued. We believe the stock was unjustifiably punished as stocks across the pharmaceutical industry fell on concerns about patent challenges by generic drug companies. We maintained our holdings in firms that we believed could weather this storm.

Looking ahead, we are cautiously optimistic. Although international markets have suffered from some of the same problems found in the United States -- including weak corporate earnings and tepid economic recoveries -- the magnitude of problems overseas has been smaller. We think that reasons for this include less aggressive corporate accounting overseas, less exposure to technology, and stock valuations overseas that have been low compared to U.S. valuations.

These factors and the decline in value of the dollar have combined to help U.S. investors in overseas stocks. It is impossible to know whether the dollar will continue to decline versus foreign currencies. But it does appear to us that the situation we've witnessed for the past several years -- a rising dollar that has been a significant drag on foreign investments by U.S. investors -- may have ended.

STRATEGIC GROWTH SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -24.22%, and Service Class shares -24.35%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -20.78% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -13.16% return over the same period for the S&P 500 Index. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned -18.68%.

Stocks sold off sharply over the period on concerns about both the quantity and quality of earnings. Growth stocks were particularly hard hit, with negative performance coming from a broad range of sectors. Technology shares remained under pressure amid feeble corporate information technology (IT) spending. Beleaguered utilities and telecommunications stocks continued to swoon under heavy debt loads and intense competition. Drug stocks, generally considered more defensive plays in view of their patent protection and relative insulation from economic swings, also suffered as investors worried about looming patent expirations, limited pipelines of new drugs, and manufacturing issues. Meanwhile, the discovery of fraudulent accounting practices at a number of U.S. companies, ongoing fears concerning terrorism, and armed conflict in the Middle East severely undermined investor confidence.

Technology stocks presented the biggest performance challenge for the portfolio. Specifically, our holdings among software companies have remained under pressure amid weak fundamentals. Corporate IT purchasers have stayed extremely cautious. This has led to longer sales cycles, smaller deal sizes, and less visibility as to how the future will take shape.

In the latter half of the period, relative results were also held back by our not owning a number of consumer staples stocks that made headway this year. Typically, these companies have achieved earnings growth through expense management, as opposed to revenue growth. As such, this is an area that we have not emphasized, given our more aggressive growth investment mandate.

On the other hand, portfolio holdings among advertising-sensitive media companies have performed relatively well so far in 2002. Increasing evidence of a pickup in advertising spending has benefited holdings such as Viacom. Investments in commercial insurance brokers have also helped results. These companies have benefited from what we believe will be a sustained cyclical improvement in the property casualty insurance business, as demand has been significantly outstripping the capacity of insurers to underwrite coverage. Our underweighting in a number of pharmaceutical stocks also boosted relative performance over the period, as many large-cap drug stocks declined, for the reasons mentioned earlier.

As challenging as the past few years have been for growth stock investing, we believe that weak markets and negative sentiment can make for some attractive longer term opportunities. Companies able to weather today's tough environment will likely emerge as stronger, more focused competitors.

We've already begun to see this at work among advertising-sensitive media companies. Going into a downturn, ad spending has historically been one of the first areas in which corporations cut back. But, as business activity begins to show signs of improvement, it has also been one of the first spending categories to recover; we think that began to occur over the period. We remained overweighted in this group versus our benchmark.

We believe we will eventually see a similar recovery in other areas of the market, but that the timing and pace of improvements will vary significantly. For example, we see the current state of affairs in technology as more cyclical than long-term in nature. We think corporations' willingness to spend on productivity-enhancing initiatives is likely to strengthen from here, but only after corporate profitability has shown clear signs of stabilization. Since the beginning of the year, we have gradually increased our exposure to technology stocks while still remaining underweighted in the sector.

Finally, our diversified approach has helped us to uncover growth in some less traditional areas. Our focus on commercial property/ casualty insurance, reinsurance, and brokerage concerns highlights this aspect of our style. Our research indicates that companies with strong balance sheets and good underwriting discipline should see sustainable improvement in their ability to write contracts at better prices and with favorable terms and conditions.

Despite ongoing weakness in the market for growth stocks, we have reason to believe that conditions will improve for this group going forward. Valuations and expectations appear low to us. Companies have been restructuring and cutting costs for the better part of two years. Meanwhile, interest rates are low and inflation is tame. We believe this should augur well for stocks of companies that can deliver above-average longer-term earnings and cash flow growth.

NOTE TO INVESTORS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON PURPOSES, WE HAVE PROVIDED RETURNS FOR THE S&P 500.

STRATEGIC VALUE SERIES(1),(6),(9)
The series commenced investment operations on May 1, 2002.

During the period, we remained focused on companies with attractive valuations and prospects for improving earnings growth in stable businesses. As the economy continued to weaken and dampen corporate earnings, particularly those of widely held large-cap companies, strong stock selection across a broad range of industries benefited our performance. Investors continued to focus on companies in several undervalued industries, such as specialty chemicals, packaging products, oil drillers, retail apparel, and aerospace and defense; fortunately, investments in these areas were at the heart of the series' strategy during the period and represented some of the largest holdings in the portfolio.

In this uncertain environment, we would like to outperform our benchmarks with lower volatility. Over time, we believe we can achieve this objective by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels, analyzing industry trends, and maintaining a diversified portfolio.

We increased the series' exposure to basic materials stocks during the period because, as industrial production picks up this year, we think this sector can see a rebound. Companies we added to in this sector or that remained substantial positions in the portfolio included packaging products manufacturer Owens-Illinois, industrial gas company Praxair, specialty chemical and health care company Akzo Nobel, aluminum manufacturer Alcoa, and paper manufacturer Bowater.

We think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multiline property and casualty insurance companies such as Hartford Financial Services and Chubb. We generally avoided banks, brokers, and asset managers because we believe the risk of downward earnings revisions remain a problem for many. However, banks such as FleetBoston Financial and Bank of America remained significant positions in the portfolio because they exhibited attractive yields, improving credit characteristics, and strong business fundamentals. In addition, Sears contributed to the portfolio's performance. The retailer was aided by new management that focused on trimming expenses and improving the company's bottom line.

One of the largest contributors to performance was Owens-Illinois. This worldwide manufacturer of glass and plastic packaging products performed well as cost-cutting initiatives helped boost earnings and the company said it expected lower energy costs, stronger pricing, and the inclusion of newly acquired operations in Canada to help its 2002 results. The stock received an additional boost as the market realized the company's asbestos liability was smaller than anticipated. Other strong contributors to performance during the period came from an eclectic mix of businesses, including Harrah's Entertainment in the hotel and gaming industry, and BJ Services in the oilfield services industry.

Viacom was a disappointment during the period as investors continued to worry about the negative effects of the slowing economy on advertising spending. In our view, the stock remains attractive on a number of levels, including its attractive valuation, dominant franchise, and strong position in a broad range of industries. Another major disappointment during the period was Devon Energy. The company's stock price suffered along with the entire energy sector due to concerns about the sluggish global economy putting persistent pressure on energy prices. In contrast to this view, however, we think the stock is attractively valued and the company is taking the right steps to strengthen its business position by selling off noncore assets.

In our view, the performance of the stock market tends to follow earnings over the long-term. Accordingly, we don't spend much time thinking about which asset category may outperform the market over the near term. That said, we expect corporate earnings to remain mixed during the rest of 2002. Conversely, however, we believe the aggressive cost-cutting and restructuring efforts of U.S. companies will ultimately improve their profitability sometime next year. Similarly, although the economy is showing signs of improvement and seems to have stabilized, we believe it is likely that a recovery will not occur until 2003. In this environment, we believe value stocks can continue to perform well relative to growth because they tend to be more economically sensitive and therefore could perform better as investors begin to anticipate a rebound in economic activity.

TECHNOLOGY SERIES

For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -38.12%, and Service Class shares -38.31%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -32.70% over the same period for the series' benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.-traded technology companies. The components of the index are based on market capitalization ranking and need to have over $12.5 million in daily trading volume to qualify. The series' returns also compare to a -24.98% return over the same period for the NASDAQ Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System. Over the same period, the average science and technology fund tracked by Lipper Inc. returned -33.77%.

In our view, late in 2001 investors drove up the prices of technology stocks in anticipation of an economic recovery. That was based on the knowledge that the sector has historically been highly cyclical and has been a leader in previous recoveries.

The reality over the period, however, has been a slower recovery than people expected. More importantly, corporate spending on technology has been very weak, and there has been little evidence that things will improve in the near term. So as we moved into spring and summer, technology stocks fell back to reflect a sobering reality. Stocks across the sector were among the market's poorest performers, and performance of the portfolio suffered.

We believe our research has uncovered some areas of relative strength that may benefit performance going forward. In the consumer area, a transition to digital photography has driven sales of cameras and related products such as printers, other peripherals, and notebook computers, which have done relatively well although overall sales of personal computers have slumped. The wireless LAN (local area network) business, which is rather new, has also done well as consumers have networked computers and other devices in their homes. We've also seen strength in companies involved in making home entertainment products such as DVD players.

In the corporate arena, data storage products have been among the few items that corporations are still buying -- because, even in a slow economy, the volume of stored corporate information has continued to grow at a dramatic rate.

The compelling argument for technology, we think, is that it saves companies money. We think the long-term winners in almost any industry, from retailing to financial services, have been and will continue to be the companies that leverage technology better than their competitors. For those reasons, we believe technology spending will pick up once corporations have worked through the glut of technology they purchased in the late 1990s.

From the consumer standpoint, we think Americans love technology and they're going to continue buying it. So in the long term, we see reasons to like technology. The sector hasn't seen growth in the last couple of years, and we may not have growth for another several quarters. And we may never again see the kind of growth we saw a few years ago. But we do believe technology may continue to be what it has been historically -- a sector that has grown faster over the long term than the overall economy.

NOTES TO INVESTORS: EFFECTIVE MAY, 2002, A TEAM OF EQUITY RESEARCH ANALYSTS BEGAN MANAGING THE PORTFOLIO.

EFFECTIVE DECEMBER 31, 2001, THE MERRILL LYNCH 100 TECHNOLOGY INDEX REPLACED THE NASDAQ COMPOSITE INDEX (THE NASDAQ) AS THE SERIES' BENCHMARK. WE BELIEVE THE MERRILL LYNCH 100 TECHNOLOGY INDEX MORE ACCURATELY REFLECTS THE PURE TECHNOLOGY NATURE OF THE PORTFOLIO, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE SERIES' PERFORMANCE. ALTHOUGH THE NASDAQ IS POPULARLY VIEWED AS AN INDICATOR OF "NEW ECONOMY" OR TECHNOLOGY ISSUES, IN FACT, IT INCLUDES SIGNIFICANT NON-TECHNOLOGY COMPONENTS, INCLUDING STOCKS IN SECTORS SUCH AS INDUSTRIAL GOODS, TRANSPORTATION, FINANCIAL SERVICES, AND RETAIL.

VALUE SERIES

For the six months ended June 30, 2002 Initial Class shares of the series provided a total return of -3.34%, and Service Class shares -3.44%. These returns which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -13.16% over the period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average equity income portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance, returned -6.74%.

Our primary objective is to provide competitive performance with lower volatility over the long term. To achieve this, we focus on inexpensive and overlooked stocks where MFS Original Research(R) allows us to identify a number of catalysts that should improve the fundamental outlook for each company. We manage risk in the portfolio by adhering consistently to our valuation disciplines, trying to maintain an above-market yield in the portfolio, and focusing on companies with higher-quality fundamentals and lower risk.

The first six months of the year has been challenging, with most major equity market indices declining over the period. While multiple issues have weighed on the market (a decline in the value of the U.S. dollar, national security concerns, and international conflicts), the quality of corporate earnings appears to have been the most important factors affecting the market overall and differentiating the performance of individual stocks. In this environment, our consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals helped our performance relative to our benchmark.

More specifically, the strongest contributors to the portfolio's performance were our positioning in Utilities & Communications and Technology, the two hardest hit sectors of the market. In Utilities & Communications, our overweighted position in traditional gas and electric distribution companies with low-volatility earnings, modest valuations, and attractive yields (including Nstar, Dominion, FPL Group, National Fuel Gas and Nicor) helped performance. In addition, our underweighted position in telecom services, our emphasis on Bellsouth within the group, and our aversion to WorldCom, also helped our performance. Our underweighted position in Technology -- and our conservative stock selection within that group -- also benefited the portfolio. Motorola, Texas Instruments, and Oracle were positive contributors over the period.

In Retailing, Sears performed well as management continued to cut costs and focused on improving margins. Our Consumer Staples holdings were among the strongest performers in the portfolio, benefiting from higher-quality earnings growth, a weaker U.S. dollar, and reasonable valuations. In Energy, our focus on companies with significant natural gas operations also aided performance.

Disappointments during the period included the performance of our pharmaceutical stocks, all of which suffered from concerns about patent expirations, regulatory setbacks, and generally weak (near-term) new product pipelines. We have used volatility within the group to upgrade our holdings, eliminating Bristol-Myers Squibb while adding to Pfizer. However, valuations in the group appear reasonable relative to the overall market and on a historical basis. A stock's valuation is its price compared to earnings, sales and other fundamental factors. As a result of this group's attractive valuations, we continued to look for opportunities to add to leaders in this group.

We added to our position in Bank stocks. Commercial credit trends appeared to be improving, with nonperforming loans stabilizing and early signs of commercial loan growth appearing over the quarter. With interest rates relatively stable, we were encouraged by the fundamentals of the higher-quality regional/super-regional banks, including Bank of America, Wachovia, National City, Suntrust, and Comerica.

The environment this year has been challenging, to say the least. With the market trending lower for most of the period with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been critical.

We expect to continue focusing our stock selection on what we think are lower risk opportunities in cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth, but which also have the opportunity to expand margins through restructuring and cost-cutting). In our view, these stocks should benefit as the economy recovers, but also have opportunities to grow earnings in the interim. We also continued to look for opportunities to add opportunistically to our pharmaceutical holdings, but are cautious about near-term fundamentals.

Overall, the macroeconomic fundamentals have improved somewhat from weakness late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative, value-oriented investors.

                              --------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

CAPITAL OPPORTUNITIES SERIES(1),(9)
Initial Class

                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return       -19.75%    -31.20%    -28.45%   +21.87%   +50.90%
--------------------------------------------------------------------------------
Average Annual Total Return       --     -31.20%    -10.56%    +4.04%    +7.01%
--------------------------------------------------------------------------------

Service Class
                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return       -19.87%    -31.41%    -28.67%   +21.50%   +50.44%
--------------------------------------------------------------------------------
Average Annual Total Return       --     -31.41%    -10.65%    +3.97%    +6.96%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2002.



INTERNATIONAL GROWTH SERIES(1),(2),(9)
Initial Class

                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return        -1.73%     -9.18%     -0.68%    -0.52%    +1.56%
--------------------------------------------------------------------------------
Average Annual Total Return       --      -9.18%     -0.23%    -0.10%    +0.26%
--------------------------------------------------------------------------------

Service Class
                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return        -1.74%     -9.29%     -0.80%    -0.64%    +1.44%
--------------------------------------------------------------------------------
Average Annual Total Return       --      -9.29%     -0.27%    -0.13%    +0.24%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 3, 1996, through June 30, 2002.



MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1),(9)
Initial Class

                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  -18.14%    -26.20%   -29.35%    -5.38%
--------------------------------------------------------------------------------
Average Annual Total Return                  --     -26.20%   -10.94%    -1.32%
--------------------------------------------------------------------------------

Service Class
                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  -18.26%    -26.31%   -29.45%    -5.51%
--------------------------------------------------------------------------------
Average Annual Total Return                  --     -26.31%   -10.98%    -1.36%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 28, 1998, through June 30, 2002.

NEW DISCOVERY SERIES(1),(5),(6),(9)
Initial Class

                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  -20.01%    -23.07%   +10.56%   +29.60%
--------------------------------------------------------------------------------
Average Annual Total Return                  --     -23.07%    +3.40%    +6.44%
--------------------------------------------------------------------------------

Service Class
                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                  -20.17%    -23.28%  +10.27%    +29.25%
--------------------------------------------------------------------------------
Average Annual Total Return                  --     -23.28%   +3.31%     +6.37%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2002.



RESEARCH GROWTH AND INCOME SERIES(1),(9)
Initial Class

                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return       -11.89%    -14.39%    -19.36%   +15.55%   +17.86%
--------------------------------------------------------------------------------
Average Annual Total Return       --     -14.39%     -6.92%    +2.93%    +3.25%
--------------------------------------------------------------------------------

Service Class
                             6 Months     1 Year    3 Years   5 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return       -12.00%    -14.56%    -19.52%   +15.32%   +17.63%
--------------------------------------------------------------------------------
Average Annual Total Return       --     -14.56%     -6.98%    +2.89%    +3.21%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 13, 1997, through June 30, 2002.



RESEARCH INTERNATIONAL SERIES(1),(2),(9)
Initial Class

                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -0.65%     -8.36%    +3.91%    +9.77%
--------------------------------------------------------------------------------
Average Annual Total Return                  --      -8.36%    +1.29%    +2.27%
--------------------------------------------------------------------------------

Service Class
                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -0.76%     -8.56%    +3.69%    +9.54%
--------------------------------------------------------------------------------
Average Annual Total Return                  --      -8.56%    +1.22%    +2.22%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 5, 1998, through June 30, 2002.



STRATEGIC GROWTH SERIES(1),(6),(9)
Initial Class

                                                   6 Months    1 Year     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                             -24.22%   -32.30%   -37.66%
--------------------------------------------------------------------------------
Average Annual Total Return                             --    -32.30%   -16.21%
--------------------------------------------------------------------------------

Service Class
                                                   6 Months    1 Year     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                             -24.35%   -32.41%   -37.76%
--------------------------------------------------------------------------------
Average Annual Total Return                             --    -32.41%   -16.27%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 29, 1999, through June 30, 2002.



TECHNOLOGY SERIES(1),(3),(5),(6),(7),(8),(9)
Initial Class

                                                   6 Months    1 Year     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                             -38.12%   -50.31%   -67.70%
--------------------------------------------------------------------------------
Average Annual Total Return                             --    -50.31%   -42.56%
--------------------------------------------------------------------------------

Service Class
                                                   6 Months    1 Year     Life*
Cumulative Total Return                             -38.31%   -50.46%   -67.80%
--------------------------------------------------------------------------------
Average Annual Total Return                             --    -50.46%   -42.64%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 16, 2000, through June 30, 2002.

VALUE SERIES(1),(9)
Initial Class

                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -3.34%     -6.46%   +13.77%   +30.95%
--------------------------------------------------------------------------------
Average Annual Total Return                  --      -6.46%    +4.39%    +6.71%
--------------------------------------------------------------------------------

Service Class
                                        6 Months     1 Year   3 Years     Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -3.44%     -6.70%   +13.48%   +30.62%
--------------------------------------------------------------------------------
Average Annual Total Return                  --      -6.70%    +4.30%    +6.64%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class Shares have no sales charge. Service Class Shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class Share performance includes the performance of Initial Class Shares for periods prior to the inception of Service Class. Because operating expenses of Service Class Shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown: without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(3) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(4) Investing in mid-sized companies is riskier than investing in more-established companies.

(5) Investing in small or emerging growth companies is riskier than investing in more-established companies.

(6) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(7) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(8) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

(9) These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 99.3%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 89.5%
ADVERTISING & BROADCASTING -- 1.4%
Lamar Advertising Co., "A"*                         140,240       $   5,218,330
                                                                  -------------

AUTOMOTIVE -- 0.6%
American Axle & Manufacturing
  Holdings, Inc.*                                    80,000       $   2,379,200
                                                                  -------------

BANKS & CREDIT COS. -- 2.4%
Bank of America Corp.                                44,500       $   3,131,020
Comerica, Inc.                                       59,000           3,622,600
FleetBoston Financial Corp.                          71,100           2,300,085
                                                                  -------------
                                                                  $   9,053,705
                                                                  -------------
BIOTECHNOLOGY -- 1.1%
Pharmacia Corp.                                     108,021       $   4,045,386
                                                                  -------------
BUSINESS MACHINES -- 0.7%
Hewlett-Packard Co.                                 166,347       $   2,541,782
                                                                  -------------
BUSINESS SERVICES -- 0.5%
Sabre Group Holding, Inc., "A"*                      54,800       $   1,961,840
                                                                  -------------
CELLULAR PHONES -- 0.4%
Motorola, Inc.                                      104,300       $   1,504,006
                                                                  -------------
CHEMICALS -- 2.0%
Dow Chemical Co.                                     91,700       $   3,152,646
Praxair, Inc.                                        73,700           4,198,689
                                                                  -------------
                                                                  $   7,351,335
                                                                  -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.2%
Dell Computer Corp.*                                175,300       $   4,582,342
                                                                  -------------
COMPUTER SOFTWARE -- 0.9%
Oracle Corp.*                                       336,400       $   3,185,708
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.1%
Microsoft Corp.*                                     73,100       $   3,998,570
                                                                  -------------
COMPUTER SOFTWARE -- SERVICES -- 1.4%
SunGard Data Systems, Inc.*                         101,900       $   2,698,312
VERITAS Software Corp.*                             117,400           2,323,346
                                                                  -------------
                                                                  $   5,021,658
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.8%
Ceridian Corp.*                                      46,500       $     882,570
Novellus Systems, Inc.*                               8,800             299,200
Peoplesoft, Inc.*                                   115,900           1,724,592
                                                                  -------------
                                                                  $   2,906,362
                                                                  -------------
CONGLOMERATES -- 2.2%
General Electric Co.                                170,100       $   4,941,405
Tyco International Ltd.                             224,452           3,032,347
                                                                  -------------
                                                                  $   7,973,752
                                                                  -------------
CONSUMER GOODS & SERVICES -- 1.7%
Avon Products, Inc.                                  31,500       $   1,645,560
Philip Morris Cos., Inc.                            102,400           4,472,832
                                                                  -------------
                                                                  $   6,118,392
                                                                  -------------
CONTAINERS -- 0.8%
Smurfit-Stone Container Corp.*                      185,000       $   2,852,700
                                                                  -------------
ELECTRONICS -- 5.4%
Agilent Technologies, Inc.*                          33,200       $     785,180
Analog Devices, Inc.*                               131,800           3,914,460
Atmel Corp.*                                        534,800           3,347,848
Fairchild Semiconductor
  International Co.*                                119,900           2,913,570
Flextronics International Ltd.*                     278,600           1,986,418
General Motors Corp. "H"                            168,600           1,753,440
Lam Research Corp.*                                  76,500           1,375,470
National Semiconductor Corp.*                        33,000             962,610
Tektronix, Inc.*                                     48,900             914,919
Teradyne, Inc.*                                      29,800             700,300
Texas Instruments, Inc.                              49,800           1,180,260
                                                                  -------------
                                                                  $  19,834,475
                                                                  -------------
ENERGY -- 0.5%
Dynegy, Inc.                                        280,310       $   2,018,232
                                                                  -------------
ENTERTAINMENT -- 8.8%
AOL Time Warner, Inc.*                              285,400       $   4,198,234
Clear Channel Communications, Inc.*                 158,100           5,062,362
Fox Entertainment Group, Inc.*                      200,300           4,356,525
The Walt Disney Co.                                 197,900           3,740,310
Viacom, Inc., "B"*                                  341,220          15,139,931
                                                                  -------------
                                                                  $  32,497,362
                                                                  -------------
FINANCIAL INSTITUTIONS -- 8.4%
American Express Co.                                 40,100       $   1,456,432
Citigroup, Inc.                                     175,278           6,792,023
Goldman Sachs Group, Inc.                            44,900           3,293,415
Household International, Inc.                       105,000           5,218,500
Lehman Brothers Holdings, Inc.                       30,300           1,894,356
Merrill Lynch & Co., Inc.                           191,900           7,771,950
Morgan Stanley Dean Witter & Co.                    103,000           4,437,240
                                                                  -------------
                                                                  $  30,863,916
                                                                  -------------
FINANCIAL SERVICES -- 1.5%
Mellon Financial Corp.                              173,000       $   5,437,390
                                                                  -------------
FOREST & PAPER PRODUCTS -- 1.6%
Bowater, Inc.                                        90,000       $   4,893,300
Georgia-Pacific Corp.                                 7,600             186,808
Temple-Inland, Inc.                                   8,000             462,880
Weyerhaeuser Co.                                      3,700             236,245
                                                                  -------------
                                                                  $   5,779,233
                                                                  -------------
INSURANCE -- 5.5%
American International Group, Inc.                   64,750       $   4,417,893
Chubb Corp.                                          42,700           3,023,160
Hartford Financial Services
  Group, Inc.                                        51,900           3,086,493
MetLife, Inc.                                        72,500           2,088,000
Travelers Property Casualty Corp.*                  224,900           3,980,730
UnumProvident Corp.                                 143,400           3,649,530
                                                                  -------------
                                                                  $  20,245,806
                                                                  -------------
MACHINERY -- 1.6%
Danaher Corp.                                        91,300       $   6,057,755
                                                                  -------------
MANUFACTURING
ITT Industries, Inc.                                    700       $      49,420
                                                                  -------------
MEDIA -- 0.4%
Westwood One, Inc.*                                  42,700       $   1,427,034
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 8.2%
Allergan, Inc.                                       18,700       $   1,248,225
Applera Corp.-- Applied
  Biosystems Group                                  156,600           3,052,134
Baxter International, Inc.                           97,900           4,351,655
Eli Lilly & Co.                                      74,000           4,173,600
Johnson & Johnson Co.                                76,600           4,003,116
Pfizer, Inc.                                        388,152          13,585,320
                                                                  -------------
                                                                  $  30,414,050
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.7%
Genzyme Corp.*                                      129,400       $   2,489,656
                                                                  -------------
OIL SERVICES -- 5.3%
Baker Hughes, Inc.                                   29,100       $     968,739
El Paso Corp.                                       213,237           4,394,814
GlobalSantaFe Corp.                                 337,528           9,231,391
Grant Pride Co., Inc.*                              342,200           4,653,920
Transocean Sedco Forex, Inc.                          7,300             227,395
Valero Energy Corp.                                   5,500             205,810
                                                                  -------------
                                                                  $  19,682,069
                                                                  -------------

                                     13-COS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
OILS -- 2.6%
Anadarko Petroleum Corp.                             76,800       $   3,786,240
Apache Corp.                                        101,700           5,845,716
                                                                  -------------
                                                                  $   9,631,956
                                                                  -------------
PHARMACEUTICALS -- 1.6%
Wyeth Corp.                                         114,800       $   5,877,760
                                                                  -------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                               35,900       $     935,195
                                                                  -------------
PRINTING & PUBLISHING -- 0.2%
E.W. Scripps Co.                                      9,400       $     723,800
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
Starwood Hotels & Resorts Co.                       114,800       $   3,775,772
                                                                  -------------
RESTAURANTS & LODGING -- 1.3%
Hilton Hotels Corp.                                 198,200       $   2,754,980
Outback Steakhouse, Inc.*                            57,700           2,025,270
                                                                  -------------
                                                                  $   4,780,250
                                                                  -------------
RETAIL -- 5.2%
Best Buy Co., Inc.*                                  40,600       $   1,473,780
BJ's Wholesale Club, Inc.*                          111,800           4,304,300
Costco Wholesale Corp.*                              66,700           2,575,954
CVS Corp.                                            48,900           1,496,340
Home Depot, Inc.                                    127,000           4,664,710
Target Corp.                                        122,300           4,659,630
                                                                  -------------
                                                                  $  19,174,714
                                                                  -------------
SPECIAL PRODUCTS & SERVICES -- 1.0%
Illinois Tool Works, Inc.                            40,400       $   2,759,320
SPX Corp.*                                            6,500             763,750
                                                                  -------------
                                                                  $   3,523,070
                                                                  -------------
SUPERMARKETS -- 0.6%
Safeway, Inc.*                                       70,600       $   2,060,814
                                                                  -------------
TELECOMMUNICATIONS -- 5.2%
Amdocs Ltd.*                                        150,000       $   1,132,500
AT&T Corp.                                           81,000             866,700
Charter Communications, Inc.*                       482,700           1,969,416
Cisco Systems, Inc.*                                367,900           5,132,205
EchoStar Communications Corp.*                      315,901           5,863,123
Emulex Corp.*                                       103,200           2,323,032
QLogic Corp.*                                        47,000           1,790,700
Winstar Communications, Inc.*                       123,400                 308
                                                                  -------------
                                                                  $  19,077,984
                                                                  -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
AT&T Wireless Services, Inc.*                       457,800       $   2,678,130
                                                                  -------------
TRANSPORTATION -- 1.6%
Fedex Corp.                                          53,100       $   2,835,540
Union Pacific Corp.                                   8,100             512,568
United Parcel Service, Inc.                          40,000           2,470,000
                                                                  -------------
                                                                  $   5,818,108
                                                                  -------------
UTILITIES -- ELECTRIC -- 0.4%
AES Corp.*                                          292,000       $   1,582,640
                                                                  -------------
UTILITIES -- GAS -- 0.8%
Kinder Morgan, Inc.                                  73,700       $   2,802,074
                                                                  -------------
    Total U.S. Stocks                                             $ 329,933,733
                                                                  -------------
FOREIGN STOCKS -- 9.8%
BERMUDA -- 3.3%
Ace Ltd. (Insurance)                                163,600       $   5,169,760
XL Capital Ltd. (Insurance)                          84,000           7,114,800
                                                                  -------------
                                                                  $  12,284,560
                                                                  -------------
BRAZIL -- 0.9%
Aracruz Celulose S.A
  (Forest & Paper Products)                         170,400       $   3,408,000
                                                                  -------------
CANADA -- 1.9%
Abitibi-Consolidated, Inc.
  (Forest & Paper Products)                         456,478       $   4,213,292
Encana Corp. (Utilities -- Gas)                      90,831           2,793,972
                                                                  -------------
                                                                  $   7,007,264
                                                                  -------------
FINLAND -- 0.8%
Nokia Corp., ADR
  (Telecommunications)                              194,900       $   2,822,152
                                                                  -------------
ISRAEL -- 0.6%
Partner Communications Co. Ltd., ADR
  (Cellular Phones)*                                540,450       $   2,269,890
                                                                  -------------
NETHERLANDS -- 0.7%
STMicroelectronics N.V. (Electronics)               100,500       $   2,445,165
                                                                  -------------
UNITED KINGDOM -- 1.6%
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)*                                283,700       $   2,508,338
Vodafone Group PLC
  (Telecommunications)                            1,644,681           2,256,436
Willis Group Holdings Ltd. (Insurance)*              31,200           1,026,792
                                                                  -------------
                                                                  $   5,791,566
                                                                  -------------
    Total Foreign Stocks                                          $  36,028,597
                                                                  -------------
    Total Stocks (Identified Cost, $475,263,807)                  $ 365,962,330
                                                                  -------------
CONVERTIBLE PREFERRED STOCK -- 0.5%
UTILITIES -- GAS
Keyspan Corp. 8.75s,
  (Identified Cost, $1,851,500)                      37,030       $   1,932,966
                                                                  -------------

REPURCHASE AGREEMENT -- 0.8%

                                               PRINCIPAL AMOUNT
                                                 (000 OMITTED)
Merrill Lynch, dated 06/28/02,
 due 07/01/02, total to be received
 $2,882,468 (secured by various
 U.S. Treasury and Federal Agency
 obligations in a jointly traded account),
  at Cost                                        $    2,882       $   2,882,000
                                                                  -------------
    Total Investments
      (Identified Cost, $479,997,307)                             $ 370,777,296
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.6)%                                         (2,039,362)
                                                                  -------------
    Net Assets -- 100.0%                                          $ 368,737,934
                                                                  =============

           See portfolio footnotes and notes to financial statements.


                                     14-COS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
INTERNATIONAL GROWTH SERIES
STOCKS -- 96.7%

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- 95.2%
AUSTRALIA -- 4.1%
Amcor Ltd. (Containers)*                             24,220       $     112,320
APN News & Media Ltd.
  (Printing & Publishing)*                          254,213             522,209
News Corp., Ltd. (Media)*                           164,761             897,602
QBE Insurance Group Ltd.
  (Insurance)*                                      604,394           2,258,616
Tab Ltd. (Gaming)                                   295,380             517,006
TABCORP Holdings Ltd. (Gaming)                       84,340             593,332
                                                                  -------------
                                                                  $   4,901,085
                                                                  -------------
BELGIUM -- 0.5%
Dexia (Banks & Credit Cos.)                          41,100       $     634,763
                                                                  -------------
BERMUDA -- 1.6%
Accenture Ltd. (Business Services)*                  27,330       $     519,270
Ace Ltd. (Insurance)                                 19,620             619,992
XL Capital Ltd. (Insurance)                           8,440             714,868
                                                                  -------------
                                                                  $   1,854,130
                                                                  -------------
CANADA -- 2.1%
BCE, Inc. (Telecommunications)                          157       $       2,729
Canadian National Railway Co.
  (Railroads)                                        23,782           1,231,908
Encana Corp. (Oils)                                  22,040             677,953
Manulife Financial Corp. (Insurance)                 19,500             560,647
                                                                  -------------
                                                                  $   2,473,237
                                                                  -------------
CROATIA -- 0.5%
Pliva d.d., GDR (Medical &
  Health Products)                                   40,100       $     578,378
                                                                  -------------
EGYPT -- 0.2%
Al Ahram Beverage Co. S.A.E., GDR
  (Beverages)*                                       31,860       $     254,880
                                                                  -------------
FINLAND -- 0.9%
Nokia Oyj (Cellular Phones)                          69,520       $   1,015,451
                                                                  -------------
FRANCE -- 11.1%
Aventis S.A. (Pharmaceuticals)                       29,980       $   2,120,090
BNP Paribas S.A
  (Banks & Credit Cos.)*                             19,810           1,093,386
Business Objects S.A
  (Computer Software -- Services)*                   18,570             542,672
Groupe Danone
  (Food & Beverage Products)                          5,730             786,131
L'Air Liquide S.A. (Gas)                             10,293           1,580,557
Pernod-Ricard S.A. (Beverages)                        7,590             742,086
Sanofi-Synthelabo S.A
  (Medical & Health Products)                        23,000           1,396,399
Societe Television Francaise 1
  (Entertainment)                                    22,820             609,742
Technip S.A. (Construction)                           8,660             909,863
Total Fina Elf S.A., "B" (Oils)                      17,080           2,767,518
Wavecom S.A
  (Telecommunications -- Wireless)                   16,640             671,596
                                                                  -------------
                                                                  $  13,220,040
                                                                  -------------
GERMANY -- 5.8%
Bayerische Motoren Werke AG
  (Automotive)                                       13,650       $     553,071
Beru AG (Automotive)                                  8,470             444,115
Celanese AG (Chemicals)                              38,600             898,223
Edscha AG (Automotive)                               13,630             335,843
Fresenius AG, Preferred
  (Medical & HealthProducts)                          9,210             490,178
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                        31,950           1,076,641
Porsche AG (Automotive)                               1,481             704,293
ProSieben Sat.1 Media AG,
  Preferred (Advertising & Broadcasting)*            51,980       $     526,148
SAP AG, ADR
  (Computer Software -- Systems)                      8,040             786,480
Schering AG (Pharmaceuticals)                        17,800           1,118,936
                                                                  -------------
                                                                  $   6,933,928
                                                                  -------------
GREECE -- 0.4%
Coco-Cola Hellenic Bottling Co., S.A
  (Beverages)                                        29,530       $     498,856
                                                                  -------------
HONG KONG -- 0.7%
Hong Kong & China Gas Ltd. (Oils)                   410,000       $     546,695
SmarTone Telecommunications Holdings,
  Ltd. (Telecommunications)                         254,000             286,579
                                                                  -------------
                                                                  $     833,274
                                                                  -------------
INDONESIA -- 0.5%
PT Telekomunikasi Indonesia
  (Telecommunications)                            1,266,970       $     545,920
                                                                  -------------
IRELAND -- 1.1%
Irish Life & Permanent PLC
  (Financial Services)                               93,260       $   1,346,585
                                                                  -------------
ISRAEL -- 0.4%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                   32,670       $     443,005
                                                                  -------------
ITALY -- 0.8%
Assicurazioni Generali S.P.A
  (Insurance)                                        41,030       $     970,540
                                                                  -------------
JAPAN -- 13.1%
Aeon Credit Service Co., Ltd.
  (Financial Services)                                6,800       $     406,275
Asahi Breweries Ltd.
  (Food & Beverage Products)                         76,000             636,081
Brother Industries
  (Business Machines)                               154,000             837,851
Canon, Inc.
  (Business Machines)                                31,000           1,171,812
Credit Saison Co., Ltd.
  (Financial Services)                               29,000             688,460
East Japan Railway Co. (Railroads)                      133             622,605
Fujimi, Inc. (Electronics)                           14,000             271,028
Honda Motor Co., Ltd. (Automotive)                   18,000             729,973
Mimasu Semiconductor Industry Co., Ltd.
  (Electronics)                                      10,700             135,982
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone)                              138             567,707
Nissan Motor Co. (Automotive)                       123,000             851,886
Nissin Co., Ltd. (Financial
  Institutions)                                      35,000             286,215
Nitto Denko Corp. (Chemicals)                        19,100             626,360
NTT DoCoMo, Inc. (Celluar Phones)                       336             827,103
Sega Enterprises (Entertainment)*                    27,000             648,865
Shin-Etsu Chemical Co., Ltd.
  (Chemicals)                                        23,000             988,401
Shiseido Co., Ltd.
  (Consumer Goods & Services)                        93,000           1,240,104
Sony Corp. (Electronics)                              9,000             475,384
Stanley Electric Co., Ltd. (Electronics)             36,000             384,513
Takeda Chemical Industries,Ltd
  (Medical & Health Products)                        20,000             877,837
Tokyo Gas Co., Ltd. (Gas)                           569,000           1,581,083
UNI-Charm Corp.
  (Consumer Goods & Services)                        20,000             751,001
                                                                  -------------
                                                                  $  15,606,526
                                                                  -------------

                                     15-IGS

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- continued
MALAYSIA -- 0.2%
Maxis Communications Berhad
  (Cellular Phones)*                                183,000       $     233,597
                                                                  -------------
MEXICO -- 1.1%
Coca-Cola Femsa S.A., ADR
  (Food & Beverages)                                 21,570       $     517,680
Grupo Televisa S.A., ADR
  (Entertainment)*                                   10,600             396,228
Wal-Mart de Mexico S.A. de C.V
  "Series C" (Retail)*                                2,547               5,878
Wal-Mart de Mexico S.A. de C.V
  "Series V" (Retail)*                              161,420             437,439
                                                                  -------------
                                                                  $   1,357,225
                                                                  -------------
NETHERLANDS -- 8.3%
Akzo Nobel N.V. (Chemicals)                          27,150       $   1,179,807
Buhrmann N.V. (Business Services)*                   59,366             546,494
Elsevier N.V. ( Printing & Publishing)              168,250           2,288,416
Fugro N.V. (Engineering)*                            15,256             834,516
Jomed N.V
  (Medical & Health Products)*                       33,640             744,447
Koninklijke Philips Electronics N.V
  (Electronics)                                      27,906             777,543
KPN N.V. (Telecommunications)                       160,740             750,936
OPG Groep N.V
  (Medical & Health Products)                        12,964             555,175
STMicroelectronics N.V. (Electronics)                18,870             469,607
VNU N.V. (Printing & Publishing)*                    61,201           1,697,397
                                                                  -------------
                                                                  $   9,844,338
                                                                  -------------
RUSSIA -- 0.2%
Mobile Telesystems, ADR
  (Cellular Phones)                                   8,830       $     267,461
                                                                  -------------
SINGAPORE -- 0.5%
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                              75,000       $     539,385
                                                                  -------------
SOUTH KOREA -- 2.0%
Kookmin Credit Card Co., Ltd.
  (Finance Services)                                 10,480       $     367,803
SK Telecom Co., Ltd. (Cellular Phones)                9,030           2,026,299
                                                                  -------------
                                                                  $   2,394,102
                                                                  -------------
SPAIN -- 2.8%
Banco Santander Central Hispano S.A
  (Banks & Credit Cos.)*                            126,820       $   1,004,950
Compania de Distribucion Integral
  Logista, S.A. (Business Services)                  19,970             367,078
Inditex (Retail)*                                    33,770             711,606
Telefonica, S.A. (Telecommunications)*              151,219           1,266,853
                                                                  -------------
                                                                  $   3,350,487
                                                                  -------------
SWEDEN -- 1.1%
Alfa Laval (Engineering-Construction)*               52,140       $     520,873
Capio AB (Healthcare)                                43,800             370,973
D. Carnegie & Co. AB (Brokerage)                     46,600             404,808
                                                                  -------------
                                                                  $   1,296,654
                                                                  -------------
SWITZERLAND -- 5.6%
Converium Holding AG (Insurance)*                    18,570       $     957,640
Julius Baer Holdings Ltd.
  (Financial Services)*                               1,364             391,034
Nestle S.A. (Food & Beverage Products)                4,678           1,088,563
Syngenta AG (Chemicals)*                             24,940           1,496,032
Synthes-Stratec, Inc.
  (Medical & Health Products)                         2,508           1,530,499
UBS AG (Financial Services)*                         22,793           1,144,083
                                                                  -------------
                                                                  $   6,607,851
                                                                  -------------
TAIWAN -- 0.2%
AU Optronics Corp. (Electronics)*                    33,800       $     280,878
                                                                  -------------
UNITED KINGDOM -- 29.4%
BP Amoco PLC, ADR (Oils)*                           257,487       $   2,162,747
British Sky Broadcasting Group PLC
  (Advertising & Broadcasting)*                     110,890           1,063,266
Cadbury Schweppes
  (Food & Beverage Products)                        152,590           1,143,269
CGNU PLC (Insurance)*                               157,806           1,268,951
Compass Group PLC
  (Food & Beverage Products)                        166,220           1,008,475
Daily Mail & General Trust
  (Printing & Publishing)                            35,500             339,308
Diageo PLC
  (Food & Beverage Products)*                       170,928           2,219,993
GlaxoSmithkline PLC
  (Medical & Health Products)                       124,440           2,689,893
Hanson PLC (Building Materials)                      86,590             618,410
HSBC Holdings PLC
  (Banks & Credit Cos.)*                            121,690           1,399,629
Intertek Testing Servicing PLC
  (Business Services)*                               60,500             399,339
Jardine Lloyd Thompson Group PLC
  (Insurance)                                        28,210             270,061
Johnson Service Group PLC
  (Business Services)                                52,910             321,817
Johnston Press PLC
  (Printing & Publishing)                           171,730             979,076
Lloyds TSB Group PLC
  (Banks & Credit Cos.)*                            100,430             999,713
Lonmin (Metals & Minerals)*                          68,380           1,198,742
Maiden Group PLC
  (Advertising & Broadcasting)                       53,700             261,953
Mitie Group PLC (Business Services)                 136,940             272,420
National Grid Group PLC
  (Telecommunications)                              153,220           1,088,429
NEXT PLC (Retail)                                    76,140           1,081,752
Reckitt Benckiser PLC
  (Consumer Goods & Services)                        56,490           1,013,554
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                             71,445           2,025,740
Shire Pharmaceuticals Group PLC
  (Medical & Health Technology
  Services)*                                        107,730             952,497
Six Continents PLC
  (Gaming & Hotels)                                  41,800             424,693
Spirent PLC (Business Services)*                    199,420             262,956
St. Jame's Place Capital PLC
  (Insurance)                                       136,350             380,369
Standard Chartered PLC
  (Banks & Credit Cos.)                              88,080             939,884
Taylor Nelson Sofres PLC
  (Business Machines)                               185,670             543,428
Tesco PLC (Retail)*                                 295,440           1,074,129
Unilever PLC (Media-Cable)                          274,540           2,502,682
Vodafone Group PLC
  (Telecommunications)                            1,460,338           2,003,525
William Hill PLC. (Gaming)*                         291,690           1,178,328
WPP Group PLC
  (Advertising & Broadcasting)                       92,460             780,841
                                                                  -------------
                                                                  $  34,869,869
                                                                  -------------
    Total Foreign Stocks                                          $ 113,152,445
                                                                  -------------

                                     16-IGS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 1.5%
BUSINESS SERVICES -- 0.9%
Manpower, Inc.                                       28,800       $   1,058,400
                                                                  -------------
INSURANCE -- 0.6%
AFLAC, Inc.                                          21,630       $     692,160
                                                                  -------------
    Total U.S. Stocks                                             $   1,750,560
                                                                  -------------
    Total Stocks (Identified Cost, $117,901,356)                  $ 114,903,005
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 1.9%

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
General Electric Capital Corp.,
  due 7/01/02, AT AMORTIZED COST                 $    2,266       $   2,266,000
                                                                  -------------
REPURCHASE AGREEMENT -- 2.3%
Merrill Lynch, dated 6/28/02,
  due 7/1/02, total to be received
  $2,683,435 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                        $    2,683       $   2,683,000
                                                                  -------------
    Total Investments
      (Identified Cost, $122,850,356)                             $ 119,852,005
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.9)%                                         (1,079,543)
                                                                  -------------
    Net Assets -- 100.0%                                          $ 118,772,462
                                                                  =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 99.3%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 95.1%
ADVERTISING & BROADCASTING -- 0.2%
Omnicom Group, Inc.                                  23,500       $   1,067,140
                                                                  -------------
AEROSPACE -- 3.7%
General Dynamics Corp                                31,600       $   3,360,660
Lockheed Martin Corp.                                73,500           5,108,250
Northrop Grammon Corp.                              117,900          14,737,500
                                                                  -------------
                                                                  $  23,206,410
                                                                  -------------
AIRLINES -- 0.4%
Southwest Airlines Co.                              225,120       $   2,210,688
                                                                  -------------
AUTOMOTIVE -- 1.8%
Harley-Davidson, Inc.                               225,120       $  11,541,902
                                                                  -------------
BANKS & CREDIT COS. -- 1.6%
Capital One Financial Corp.                         164,100       $  10,018,305
                                                                  -------------
BEVERAGES -- 0.6%
The Pepsi Bottling Group, Inc.                      129,900       $   4,000,920
                                                                  -------------
BIOTECHNOLOGY -- 1.7%
Amgeo, Inc.*                                        219,800       $   9,205,224
Pharmacia Corp.                                      35,100           1,314,495
                                                                  -------------
                                                                  $  10,519,719
                                                                  -------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                59,600       $   4,291,200
                                                                  -------------
BUSINESS SERVICES -- 3.0%
Automatic Data Processing, Inc.                      28,700       $   1,249,885
First Data Corp.                                    475,600          17,692,320
                                                                  -------------
                                                                  $  18,942,205
                                                                  -------------
CHEMICALS -- 0.8%
Praxair, Inc.                                        88,700       $   5,053,239
                                                                  -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.1%
Dell Computer Corp.*                                268,074       $   7,007,454
                                                                  -------------
COMPUTER SOFTWARE -- 1.0%
Oracle Corp.*                                       655,374       $   6,206,392
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 4.8%
Electronic Arts, Inc.*                               24,500       $   1,618,225
Intuit, Inc.*                                        63,700           3,167,164
Microsoft Corp.*                                    460,782          25,204,775
                                                                  -------------
                                                                  $  29,990,164
                                                                  -------------
COMPUTER SOFTWARE -- SERVICES -- 0.6%
VERITAS Software Corp.*                             200,783       $   3,973,496
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.6%
Adobe Systems, Inc.                                 135,100       $   3,850,350
Brocade Communications
  Systems, Inc.*                                    187,100           3,270,508
Cadence Design Systems, Inc.*                       160,600           2,588,872
EMC Corp.*                                          142,395           1,075,082
Peoplesoft, Inc.*                                   265,400           3,949,152
Rational Software Corp.*                            178,268           1,463,580
                                                                  -------------
                                                                  $  16,197,544
                                                                  -------------
CONGLOMERATES -- 2.5%
General Electric Co.                                499,736       $  14,517,331
Tyco International Ltd.                              93,043           1,257,011
                                                                  -------------
                                                                  $  15,774,342
                                                                  -------------
CONSUMER GOODS & SERVICES -- 4.4%
Avon Products, Inc.                                 217,400       $  11,356,976
Estee Lauder Cos., "A"                                4,100             144,320
Philip Morris Cos., Inc.                            198,500           8,670,480
The Procter & Gamble Co.                             81,800           7,304,740
                                                                  -------------
                                                                  $  27,476,516
                                                                  -------------
ELECTRONICS -- 3.7%
Analog Devices, Inc.*                               138,542       $   4,114,697
Applied Materials, Inc.*                             82,100           1,561,542

                                    17-MIGSS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
ELECTRONICS -- continued
Intel Corp.                                         123,500       $   2,256,345
KLA-Tencor Corp.*                                    44,800           1,970,752
Linear Technology Corp.                             121,600           3,821,888
Microchip Technology, Inc.*                         115,400           3,165,422
Micron Technology, Inc.*                            122,700           2,480,994
Texas Instruments, Inc.                              51,900           1,230,030
Xilinx, Inc.*                                       120,700           2,707,301
                                                                  -------------
                                                                  $  23,308,971
                                                                  -------------
ENTERTAINMENT -- 6.0%
Carnival Corp.                                      132,400       $   3,666,156
Clear Channel Communications, Inc.*                 216,100           6,919,522
The Walt Disney Co.                                 183,900           3,475,710
Univision Communications, Inc., "A"*                 40,400           1,268,560
Viacom, Inc., "B"*                                  494,076          21,922,152
                                                                  -------------
                                                                  $  37,252,100
                                                                  -------------
FINANCIAL INSTITUTIONS -- 4.6%
American Express Co.                                128,900       $   4,681,648
Citigroup, Inc.                                      32,554           1,261,468
Federal Home Mortage Corp.                          144,501           8,843,461
Goldman Sachs Group, Inc.                           129,200           9,476,820
Merrill Lynch & Co., Inc.                           115,900           4,693,950
                                                                  -------------
                                                                  $  28,957,347
                                                                  -------------
FOOD & BEVERAGE PRODUCTS -- 2.9%
PepsiCo, Inc.                                       296,100       $  14,272,020
Sysco Corp.                                         142,100           3,867,962
The J.M. Smucker Co.*                                 1,012              34,540
                                                                  -------------
                                                                  $  18,174,522
                                                                  -------------
HEALTHCARE -- 1.2%
Anthem, Inc.*                                        41,200       $   2,780,176
IICA, Inc.                                           92,830           4,409,425
                                                                  -------------
                                                                  $   7,189,601
                                                                  -------------
INSURANCE -- 3.5%
AFLAC, Inc.                                          63,100       $   2,019,200
American International Group, Inc.                  229,345          15,648,209
Chubb Corp.                                          56,500           4,000,200
                                                                  -------------
                                                                  $  21,667,609
                                                                  -------------
INTERNET -- 0.7%
Ebay, Inc.*                                          70,900       $   4,368,858
                                                                  -------------
MACHINERY -- 1.4%
Dauaher Corp.                                       129,400       $   8,585,690
                                                                  -------------
MEDIA -- 0.1%
Westwood One, Inc.*                                  15,100       $     504,642
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 10.4%
Alcon, Inc.*                                         92,200       $   3,157,850
Baxter International, Inc.                          217,100           9,650,095
Eli Lilly & Co.                                     136,520           7,699,728
Forest Laboratories, Inc.*                           74,900           5,302,920
Johnson & Johnson Co.                               231,100          12,077,286
Pfizer, Inc.                                        757,211          26,502,385
Stryker Corp.                                         8,800             470,888
                                                                  -------------
                                                                  $  64,861,152
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 4.6%
Genzyme Corp.*                                       64,700       $   1,244,828
Medimmone, Inc.*                                     45,500           1,201,200
Medtronic, Inc.                                      76,200           3,265,170
Tenet Healthcare, Corp.*                            157,500          11,269,125
United Health Group, Inc.                           129,400          11,846,570
                                                                  -------------
                                                                  $  28,826,893
                                                                  -------------
OIL SERVICES -- 2.1%
Baker Hughes, Inc.                                  189,900       $   6,321,771
BJ Services Co.*                                     75,400           2,554,552
GlobalSantaFe Corp.                                  59,400       $   1,624,590
Nobal Corp.*                                         62,800           2,424,080
                                                                  -------------
                                                                  $  12,924,993
                                                                  -------------
OILS -- 0.9%
Apache Corp.                                         30,100       $   1,730,148
Devon Energy Corp.                                   73,100           3,602,368
                                                                  -------------
                                                                  $   5,332,516
                                                                  -------------
PHARMACEUTICALS -- 1.2%
Wyeth                                               146,923       $   7,522,458
                                                                  -------------
RESTAURANTS & LODGING -- 1.1%
Yum! Brands, Inc.*                                  226,600       $   6,628,050
                                                                  -------------
RETAIL -- 9.9%
Best Buy Co., Inc.*                                   61,00       $   2,214,500
Home Depot, Inc.                                     84,500           3,103,685
Kohl's Corp.*                                        74,400           5,213,952
Lowe's Cos., Inc.                                   342,600          15,594,040
Target Corp.                                        154,000           5,867,400
The TTX Cos., Inc.                                  200,800           3,937,688
Wal-Mart Stores, Inc.                               384,300          21,140,343
Walgreen Co.                                        124,600           4,813,298
                                                                  -------------
                                                                  $  61,844,706
                                                                  -------------
SPECIAL PRODUCTS & SERVICES -- 4.1%
3M Co.                                              117,900       $  14,501,700
Illinois Tool  Works, Inc.                          131,000           8,947,300
SPX Corp.*                                           18,900           2,220,750
                                                                  -------------
                                                                  $  25,669,750
                                                                  -------------
TELECOMMUNICATIONS -- 0.3%
EchoStar Communications Corp.*                      103,778       $   1,926,120
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.8%
Cisco Systems, Inc.*                              1,023,777       $  14,281,689
Emulex Corp.*                                        37,900             853,129
QLogic Corp.*                                        28,700           1,093,470
USA Interactive, Inc.*                               52,600           1,233,470
                                                                  -------------
                                                                  $  17,461,758
                                                                  -------------
TRANSPORTATION -- 2.1%
Fedex Corp.                                          91,400       $   4,880,760
United Parcel Service, Inc.                         132,800           8,200,400
                                                                  -------------
                                                                  $  13,081,160
                                                                  -------------
    Total U.S. Stocks                                             $ 593,566,532
                                                                  -------------
FOREIGN STOCKS -- 4.2%
AUSTRALIA -- 0.7%
News Corp. Ltd. (Media)*                            408,527       $   2,225,616
News Corp. Ltd. ADR (Media)                          90,100           2,065,993
                                                                  -------------
                                                                  $   4,291,609
                                                                  -------------
BERMUDA -- 1.7%
Ace Ltd. (Insurance)                                 99,300       $   3,137,880
XL Capital Ltd. (Insurance)                          87,900           7,445,130
                                                                  -------------
                                                                  $  10,583,010
                                                                  -------------
TAIWAN -- 0.7%
Taiwan  Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)                       300,710       $   3,909,230
                                                                  -------------
UNITED KINGDOM -- 1.1%
Diageo PLC (Food & Beverage
  Products)*                                        406,800       $   5,283,471
Unilever PLC (Consumer Products)                    188,900           1,721,996
                                                                  -------------
                                                                  $   7,005,467
                                                                  -------------
    Total Foreign Stocks                                          $  25,789,316
                                                                  -------------
    Total Stocks (Identified Cost, $669,755,105)                  $ 619,355,848
                                                                  -------------


                                    18-MIGSS

SHORT-TERM OBLIGATIONS -- 0.4%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
General Electric Capital Corp.,
due 7/01/02 AT AMORTIZED COST                       $ 2,695       $   2,695,000
                                                                  -------------
REPURCHASE AGREEMENT -- 0.5%
Merrill Lynch, dated 06/28/02,
  due 07/01/02, total to be received
  $ 3,030,492 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                           $ 3,030       $   3,030,000
                                                                  -------------
    Total Investments
      (Identified Cost, $675,480,105)                             $ 625,080,848
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.2)%                                           (955,043)
                                                                  -------------
    Net Assets -- 100.0%                                          $ 624,125,805
                                                                  =============

           See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
MID CAP VALUE SERIES
STOCKS -- 97.8%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 92.0%
ADVERTISING & BROADCASTING -- 1.1%
Lamar Advertising Co., "A"*                              80       $       2,977
                                                                  -------------
APPAREL & TEXTILES -- 0.8%
Nike, Inc., "B"                                          40       $       2,146
                                                                  -------------
AUTOMOTIVE -- 2.7%
American Axle & Manufacturing Holdings$                                  2,9740
Delphi Automotive Systems Corp.                         160               2,112
Lear Corp.*                                              50               2,312
                                                                  -------------
                                                                  $       7,398
                                                                  -------------
BANKS & CREDIT COS. -- 6.3%
AmSouth Bancorp                                         100       $       2,238
Comerica, Inc.                                           40               2,456
Compass Bancshares, Inc.                                 70               2,352
Huntington Bancshares, Inc.                              80               1,553
National Commerce Financial Corp.                       110               2,893
Roslyn Bancorp, Inc.                                     90               1,965
SouthTrust Corp.                                        140               3,657
                                                                  -------------
                                                                  $      17,114
                                                                  -------------
BUSINESS SERVICES -- 6.2%
ARAMARK Corp.*                                           90       $       2,250
DQE, Inc.                                               180               2,520
DST Systems, Inc.*                                       50               2,285
Iron Mountain, Inc.*                                     70               2,160
Jack Henry & Associates, Inc.                           150               2,503
Manpower, Inc.                                           60               2,205
Sabre Group Holding, Inc., "A"*                          80               2,864
                                                                  -------------
                                                                  $      16,787
                                                                  -------------
CELLULAR PHONES -- 1.6%
Telephone & Data Systems, Inc.                           70       $       4,239
                                                                  -------------
CHEMICALS -- 2.1%
Lyondell Chemical Co.                                   190       $       2,869
Praxair, Inc.                                            50               2,849
                                                                  -------------
                                                                  $       5,718
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.2%
Apple Computer, Inc.*                                   190       $       3,367
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.3%
BMC Software, Inc.*                                     120       $       1,992
Ceridian Corp.*                                         110               2,088
Citrix Systems, Inc.*                                   350               2,114
                                                                  -------------
                                                                  $       6,194
                                                                  -------------
CONSTRUCTION -- 0.8%
Lennar Corp.                                             35       $       2,142
                                                                  -------------
CONSUMER GOODS & SERVICES -- 0.5%
Leggett & Platt, Inc.                                    60       $       1,404
                                                                  -------------
DEFENSE ELECTRONICS -- 2.3%
Armor Holdings, Inc.*                                   130       $       3,315
EDO Corp.                                               100               2,850
                                                                  -------------
                                                                  $       6,165
                                                                  -------------
ELECTRONICS -- 6.1%
Atmel Corp.*                                            200       $       1,252
Fairchild Semiconductor International                   120               2,916
Johnson Controls, Inc.                                   35               2,856
Linear Technology Corp.                                  60               1,886
LSI Logic Corp.*                                        250               2,188
LTX Corp.*                                              150               2,142
Rockwell International Corp.                             80               1,598
Tektronix, Inc.*                                         90               1,684
                                                                  -------------
                                                                  $      16,522
                                                                  -------------
FINANCIAL INSTITUTIONS -- 0.6%
Charter One Financial, Inc.                              50       $       1,719
                                                                  -------------

                                     19-MCVS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
FOOD & BEVERAGE PRODUCTS -- 2.7%
Archer-Daniels-Midland Co.                              210       $       2,686
Interstate Bakeries Corp.                                60               1,733
McCormick & Co., Inc.                                   110               2,832
                                                                  -------------
                                                                  $       7,251
                                                                  -------------
FOREST & PAPER PRODUCTS -- 0.8%
Bowater, Inc.                                            40       $       2,175
                                                                  -------------
HEALTH CARE REVENUE -- HOSPITALS -- 0.9%
Universal Health Services, Inc.                          50       $       2,450
                                                                  -------------
INDUSTRIAL -- 0.5%
Pall Corp.                                               60       $       1,245
                                                                  -------------
INSURANCE -- 5.5%
AFLAC, Inc.                                              70       $       2,240
Arthur J. Gallagher & Co.                                60               2,079
Brown & Brown, Inc.                                      50               1,575
Chubb Corp.                                              48               3,399
SAFECO Corp.                                             90               2,780
The St. Paul Cos., Inc.                                  70               2,724
                                                                  -------------
                                                                  $      14,797
                                                                  -------------
MACHINERY -- 1.5%
SPX Corp.*                                               35       $       4,113
                                                                  -------------
MEDIA -- CABLE -- 0.3%
Cablevision Systems Corp. -- Rainbow
  Media Group*                                           80       $         700
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 4.8%
Genzyme Corp.*                                           20       $         385
HealthSouth Corp.*                                      100               1,279
Laboratory Corporation of
  America Holdings*                                      80               3,652
Lincare Holdings, Inc.*                                  70               2,261
Pharmaceutical Product
  Development, Inc.*                                    150               3,951
Province Healthcare Co.*                                 60               1,341
                                                                  -------------
                                                                  $      12,869
                                                                  -------------
NATURAL GAS -- PIPELINE -- 0.8%
Equitable Resources, Inc.                                60       $       2,058
                                                                  -------------
OIL SERVICES -- 3.6%
Baker Hughes, Inc.                                       90       $       2,996
Burlington Resources, Inc.                               70               2,660
Halliburton Co.                                         100               1,594
Noble Corp.*                                             65               2,509
                                                                  -------------
                                                                  $       9,759
                                                                  -------------
OILS -- 5.2%
Apache Corp.                                             70       $       4,024
Devon Energy Corp.                                       70               3,450
Newfield Exploration Co.*                                60               2,230
Occidental Petroleum Corp.                               60               1,799
Unocal Corp.                                             70               2,586
                                                                  -------------
                                                                  $      14,089
                                                                  -------------
PHARMACEUTICALS -- 2.1%
DENTSPLY International, Inc.                             70       $       2,584
IVAX Corp.*                                              90                 972
King Pharmaceuticals, Inc.*                              90               2,002
                                                                  -------------
                                                                  $       5,558
                                                                  -------------
PHOTOGRAPHIC PRODUCTS -- 1.1%
Eastman Kodak Co.                                       100       $       2,917
                                                                  -------------
PRINTING & PUBLISHING -- 6.2%
E.W. Scripps Co.                                         30       $       2,310
Lexmark International, Inc.*                             60               3,264
McGraw-Hill Cos., Inc.                                   60               3,582
Meredith Corp.                                           50               1,917
New York Times Co.                                       30       $       1,545
Playboy Enterprises, Inc. "B"*                          180               2,295
Tribune Co.                                              40               1,740
                                                                  -------------
                                                                  $      16,653
                                                                  -------------
RAILROADS -- 1.0%
Genesee & Wyoming, Inc.*                                120       $       2,707
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS -- 0 5%
Duke Realty Investments, Inc.                            50       $       1,448
                                                                  -------------
RESTAURANTS & LODGING -- 1.0%
Jack in the Box, Inc.*                                   40       $       1,272
Outback Steakhouse, Inc.*                                40               1,404
                                                                  -------------
                                                                  $       2,676
                                                                  -------------
RETAIL -- 4.2%
Ann Taylor Stores Corp.*                                100       $       2,539
BJ's Wholesale Club, Inc.*                               70               2,695
Dollar Tree Stores, Inc.*                                40               1,576
Family Dollar Stores, Inc.                               60               2,115
Talbots, Inc.                                            70               2,450
                                                                  -------------
                                                                  $      11,375
                                                                  -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                           380       $       2,223
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
Advanced Fibre Communications, Inc.                     150       $       2,481
Amdocs Ltd.*                                            100                 755
Crown Castle International Corp.*                       700               2,751
EchoStar Communications Corp.*                           85               1,578
USA Interactive, Inc.*                                  110               2,579
                                                                  -------------
                                                                  $      10,144
                                                                  -------------
TOBACCO -- 1.2%
R.J. Reynolds Tobacco Holdings                           60       $       3,225
                                                                  -------------
TRUCKING -- 1.8%
Heartland Express, Inc.*                                110       $       2,632
J.B. Hunt Transport Services, Inc.*                      80               2,362
                                                                  -------------
                                                                  $       4,994
                                                                  -------------
UTILITIES -- ELECTRIC -- 4.8%
Allegheny Energy, Inc.                                   60       $       1,545
Calpine Corp.*                                          400               2,812
FirstEnergy Corp.                                        50               1,669
Mirant Corp.*                                           200               1,460
NiSource, Inc.                                           90               1,965
PPL Corp.                                                70               2,315
Public Service Enterprise Group                          30               1,299
                                                                  -------------
                                                                  $      13,065
                                                                  -------------
UTILITIES -- GAS -- 2.4%
Dynegy, Inc.                                             50       $         360
El Paso Corp.                                           100               2,061
Keyspan Corp.                                            60               2,259
Kinder Morgan, Inc.                                      50               1,901
                                                                  -------------
                                                                  $       6,581
                                                                  -------------
    Total U.S. Stocks                                             $     248,964
                                                                  -------------
FOREIGN STOCKS -- 5.8%
BERMUDA -- 1.9%
Ace Ltd. (Insurance)                                     70       $       2,212
XL Capital Ltd. (Insurance)                              35               2,965
                                                                  -------------
                                                                  $       5,177
                                                                  -------------
CANADA -- 3.9% Abitibi-Consolidated, Inc.
  (Forest & Paper Products)                             280       $       2,584
Alcan, Inc. (Metals)                                     70               2,626

                                    20-MCVS

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- continued
CANADA -- continued
Talisman Energy, Inc. (Oils)                             70       $       3,161
Zarlink Semiconductor, Inc. (Electroni                  400               2,036
                                                                  -------------
                                                                  $      10,407
                                                                  -------------
    Total Foreign Stocks                                          $      15,584
                                                                  -------------
    Total Stocks
      (Identified Cost, $286,995)                                 $     264,548
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 1.5%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/02, AT AMORTIZED COST                  $       4       $       4,000
                                                                  -------------
    Total Investments (Identified Cost, $290,995)                 $     268,548
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                                1,940
                                                                  -------------
    Net Assets -- 100.0%                                          $     270,488
                                                                  =============

           See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
NEW DISCOVERY SERIES
STOCKS -- 94.9%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 91.9%
AGRICULTURAL PRODUCTS -- 0.6%
Delta & Pine Land Co.                                67,650       $   1,359,765
                                                                  -------------
APPAREL & TEXTILES -- 0.2%
Linens `n Things, Inc.*                              11,700       $     383,877
                                                                  -------------
AUTO PARTS -- 0.7%
O'Reilly Automotive, Inc.*                           59,150       $   1,630,174
                                                                  -------------
BANKS -- 4.4%
Alabama National BanCorp                              9,900       $     428,571
Anchor BanCorp Wisconsin, Inc.                       13,900             335,129
BancFirst Corp.                                       2,800             129,892
Bank Mutual Corp.                                    14,800             301,476
BankAtlantic Bancorp, Inc.                           52,100             646,040
BankUnited Financial Corp.*                          16,900             327,691
Brookline Bancorp, Inc.                              34,500             872,850
Capitol Federal Financial                             4,600             119,968
Chemical Financial Corp.                              7,000             262,570
Connecticut Bancshares, Inc.                          8,500             282,200
Financial Institutions, Inc.                         11,000             416,460
First BanCorp                                         7,700             290,290
First Federal Capital Corp.                          20,000             442,000
First Financial Bankshares, Inc.                      3,300             138,069
First Niagara Financial Group, Inc.                   4,900             136,024
Frontier Financial Corp.                              6,300             184,905
Glacier Bancorp, Inc.                                 5,700             139,650
Harbor Florida Bancshares, Inc.                      19,300             401,633
Harleysville National Corp.                           5,900             159,359
Hudson River Bancorp, Inc.                            6,300             170,037
Independence Community Bank Corp.                    13,400             392,218
Independent Bank Corp.                                9,000             284,040
MAF Bancorp, Inc.                                    10,600             398,560
MB Financial , Inc.                                  12,200             419,558
National Penn Bancshares, Inc.                        5,300             138,860
Pacific Capital Bancorp                              16,533             394,808
Pacific Northwest Bancorp                            13,900             435,348
PFF Bancorp, Inc.                                     8,300             318,720
Sandy Spring Bancorp, Inc.                            8,600             276,490
Seacoast Financial Services Corp.                    13,000             325,910
Sterling Financial Corp.                              4,325             107,952
UCBH Holdings , Inc.                                  7,000             266,070
Umpqua Holdings Corp.                                15,900             293,832
Wintrust Financial Corp.                             16,600             573,862
                                                                  -------------
                                                                  $  10,811,042
                                                                  -------------
BIOTECHNOLOGY -- 0.1%
Alkermes, Inc.*                                      14,600       $     233,746
Harvard Bioscience, Inc.*                             5,445              30,438
                                                                  -------------
                                                                  $     264,184
                                                                  -------------
BUILDING MATERIALS
Florida Rock Inds, Inc.                               1,900       $      68,039
                                                                  -------------
BUSINESS MACHINES -- 0.8%
Affiliated Computer Services, Inc., "A               32,580       $   1,546,899
Therma-Wave, Inc.*                                   35,080             399,561
                                                                  -------------
                                                                  $   1,946,460
                                                                  -------------
BUSINESS SERVICES -- 10.4%
Arbitron, Inc.*                                       5,900       $     184,080
BISYS Group, Inc.*                                   81,468           2,712,884
Braun Consulting, Inc.*                             161,510             563,670
Bright Horizons Family Solutions, Inc.               20,000             662,200
C.H. Robinson Worldwide, Inc.                        22,690             760,796
Concord EFS, Inc.*                                  130,900           3,945,326
Dendrite International, Inc.*                       190,341           1,840,597
DiamondCluster International, Inc.*                  73,300             438,334
DST Systems, Inc.*                                   52,000           2,376,920
Forrester Research, Inc.*                            71,710           1,391,102

                                     21-NDS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
BUSINESS SERVICES -- continued
Gartner Group, Inc., "A"*                            54,290       $     548,329
infoUSA, Inc.*                                       76,492             418,488
KPMG Consulting, Inc.*                              112,735           1,675,242
Mettler Toledo International, Inc.*                  33,980           1,252,843
MPS Group, Inc.*                                     72,078             612,663
NCO Group, Inc.*                                     43,750             966,438
Perot Systems Corp.*                                 20,250             220,523
Probusiness Services, Inc.*                          55,350             806,394
Radiant Systems, Inc.*                               27,521             358,599
Sitara Networks, Inc.++                               4,940                   0
Spherion Corp.*                                      97,700           1,162,630
Technology Solutions Co.*                            97,844             125,240
WebMD Corp.*                                        424,280           2,388,696
                                                                  -------------
                                                                  $  25,411,994
                                                                  -------------
COMMUNICATION SERVICES -- 0.3%
Hydril Co.*                                          27,000       $     723,600
                                                                  -------------
COMPUTER SOFTWARE -- 0.3%
Netegrity, Inc.*                                    103,940       $     640,270
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 0.6%
HNC Software, Inc.*                                  39,801       $     664,677
Verity, Inc.*                                        79,280             879,215
                                                                  -------------
                                                                  $   1,543,892
                                                                  -------------
COMPUTER SOFTWARE -- SERVICES -- 2 3%
CheckFree Corp.*                                     35,319       $     552,389
Covansys Corp.*                                      51,685             290,470
Hyperion Solutions Corp.*                           114,439           2,087,058
Informatica Corp.*                                  116,100             823,149
Interwoven, Inc.*                                    83,880             255,834
Legato Systems, Inc.*                               269,900             971,640
Manhattan Associates, Inc.*                          20,700             665,712
                                                                  -------------
                                                                  $   5,646,252

                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.1%
Aspen Technology, Inc.*                              74,231       $     619,087
Edwards (J.D.) & Co.*                               154,000           1,871,100
Global Payments, Inc.                                64,527           1,919,678
Jack Henry & Associates, Inc.                       170,900           2,852,321
Keane, Inc.*                                        123,530           1,531,772
McDATA Corp.*                                        70,500             621,105
StorageNetworks, Inc.*                              364,600             717,897
                                                                  -------------
                                                                  $  10,132,960
                                                                  -------------
CONSTRUCTION -- 0.8%
KB Home                                              18,900       $     973,539
Toll Brothers, Inc.*                                 35,400           1,037,220
                                                                  -------------
                                                                  $   2,010,759
                                                                  -------------
CONSTRUCTION SERVICES -- 0.6%
Martin Marietta Materials, Inc.                      36,768       $   1,433,952
                                                                  -------------
CONSUMER GOODS & SERVICES -- 0.9%
Alberto Culver Co.                                   12,600       $     602,280
Church & Dwight, Inc.                                33,300           1,043,289
Dial Corp.                                           29,000             580,580
                                                                  -------------
                                                                  $   2,226,149
                                                                  -------------
DEFENSE ELECTRONICS -- 0.6%
EDO Corp.                                            36,300       $   1,034,550
Herley Industries, Inc.*                             10,200             216,342
MTC Technologies , Inc.                               6,100             115,900
                                                                  -------------
                                                                  $   1,366,792
                                                                  -------------
ELECTRONICS -- 4.2%
Brooks-PRI Automation, Inc.*                         46,895       $   1,198,636
Cable Design Technologies Corp.*                     46,645             478,111
DSP Group, Inc.*                                    105,440           2,066,624
Fairchild Semiconductor
  International Co.*                                 59,100           1,436,130
Intersil Holding Corp.*                              15,200             324,976
LTX Corp.*                                           77,300           1,103,844
Mattson Technology, Inc.*                            33,080             152,830
McDATA Corp.*                                       204,100           1,816,490
Tektronix, Inc.*                                     43,010             804,717
Veeco Instruments, Inc.*                             36,563             844,971
                                                                  -------------
                                                                  $  10,227,329
                                                                  -------------
ENERGY -- 0.5%
Rowan Cos., Inc.                                     60,000       $   1,287,000
                                                                  -------------
ENTERTAINMENT -- 2.7%
Emmis Broadcasting Corp., "A"*                       84,690       $   1,794,581
Entercom Communications Corp.*                       29,975           1,375,853
Hearst-Argyle Television, Inc.*                      42,000             947,100
Spanish Broadcasting Systems, Inc.*                  97,530             975,300
World Wrestling Federation
  Entertainment, Inc.*                              108,630           1,585,998
                                                                  -------------
                                                                  $   6,678,832
                                                                  -------------
FINANCIAL INSTITUTIONS -- 0.7%
Federated Investors, Inc., "A"                       17,445       $     603,074
Financial Federal Corp.*                             11,511             381,014
First Financial Holdings, Inc.                       14,400             471,456
Student Loan Corp.                                    2,200             182,248
Webster Financial Corp.                               3,200             122,368
                                                                  -------------
                                                                  $   1,760,160
                                                                  -------------
FINANCIAL SERVICES -- 0.8%
F&M Bancorp                                           4,500       $     158,760
Sterling Bancorp                                      4,000             142,800
Susquehanna Bancshares, Inc.                         17,800             404,238
The South Financial Group, Inc.                      24,100             540,057
Westcorp                                             20,900             667,755
                                                                  -------------
                                                                  $   1,913,610
                                                                  -------------
FOOD & BEVERAGE PRODUCTS -- 0.5%
American Italian Pasta Co.*                           2,000       $     101,980
Coors Adolph Co.                                      3,700             230,510
Del Monte Foods Co.*                                 75,699             893,248
                                                                  -------------
                                                                  $   1,225,738
                                                                  -------------
FURNITURE & HOME APPLIANCES -- 1.2%
Ethan Allen Interiors, Inc.                          41,400       $   1,442,790
Pier 1 Imports, Inc.                                 68,440           1,437,240
                                                                  -------------
                                                                  $   2,880,030
                                                                  -------------
GAMING & HOTELS -- 0.5%
Station Casinos, Inc.*                               65,924       $   1,176,743
                                                                  -------------
HEALTHCARE -- 4.5%
Apria Healthcare Group, Inc.*                        70,430       $   1,577,632
Caremark Rx, Inc.*                                  358,083           5,908,370
Community Health Care*                               16,300             436,840
First Health Group Corp.*                            83,060           2,329,002
Select Medical Corp.*                                55,400             867,564
                                                                  -------------
                                                                  $  11,119,408
                                                                  -------------
INFORMATION, PAGING & TECHNOLOGY
Renaissance Learning , Inc.*                          4,750       $      96,045
                                                                  -------------
INSURANCE -- 0.3%
Arthur J. Gallagher & Co.                            19,100       $     661,815
                                                                  -------------
INTERNET -- 0.9%
Digital Insight Corp.*                               40,358       $     663,889
OneSource Information Services, Inc.*                20,920             140,164
Retek, Inc.*                                         58,600           1,423,980
                                                                  -------------
                                                                  $   2,228,033
                                                                  -------------

                                     22-NDS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
MANUFACTURING -- 0.8%
Armor Holdings, Inc.*                                34,180       $     871,590
Kemet Corp.*                                         59,700           1,066,242
                                                                  -------------
                                                                  $   1,937,832
                                                                  -------------
MEDIA -- 1.7%
A.H. Belo Corp.                                      50,300       $   1,137,283
Lin TV Corp.*                                        28,300             765,232
McClatchy Co.                                        22,500           1,445,625
Radio One, Inc.*                                     54,250             806,697
                                                                  -------------
                                                                  $   4,154,837
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 6.5%
CONMED Corp.*                                        89,305       $   1,994,181
DJ Orthopedics, Inc.*                                55,170             452,394
Haemonetics Corp.*                                  151,727           4,430,428
Inhale Therapeutic Systems Co.*                     248,440           2,357,695
Noven Pharmaceuticals, Inc.*                        149,620           3,815,310
Urologix, Inc.*                                      25,100             321,029
Wilson Great Batch Technologies, Inc.*               62,510           1,592,755
Zoll Medical Corp.*                                  31,060           1,010,382
                                                                  -------------
                                                                  $  15,974,174
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 10.5%
Ameripath, Inc.*                                     79,040       $   1,772,867
Cyberonics, Inc.*                                    34,484             452,396
Davita, Inc.*                                        36,305             864,059
Edwards Lifesciences Corp.*                         113,600           2,635,520
IDEXX Laboratories, Inc.*                            95,843           2,471,791
LifePoint Hospitals, Inc.*                           30,198           1,096,489
Lincare Holdings, Inc.*                              90,160           2,912,168
NDChealth Corp.                                      79,732           2,224,523
Orthodontic Centers of America, Inc.*                97,215           2,240,806
Osteotech, Inc.*                                     54,280             401,129
Pharmaceutical Product
  Development, Inc.*                                115,200           3,034,368
Renal Care Group, Inc.*                              35,740           1,113,301
Steris Corp.*                                        85,550           1,634,860
Sunrise Assisted Living, Inc.*                       72,420           1,940,856
Triad Hospitals, Inc.*                               20,355             862,645
                                                                  -------------
                                                                  $  25,657,778
                                                                  -------------
OIL SERVICES -- 2.8%
Cal Dive International, Inc.*                        33,340       $     733,480
Dril-Quip, Inc.*                                     49,468           1,234,227
National Oilwell, Inc.*                              30,000             631,500
Premcor, Inc.*                                        7,775             199,973
Pride International, Inc.*                           75,655           1,184,757
Superior Energy Services, Inc.*                      25,700             260,855
Trico Marine Services, Inc.*                        129,345             878,252
Varco International, Inc.*                          104,000           1,824,160
                                                                  -------------
                                                                  $   6,947,204
                                                                  -------------
OILS -- 0.6%
Newfield Exploration Co.*                            41,636       $   1,547,610
                                                                  -------------
PHARMACEUTICALS -- 0.8%
Abgenix, Inc.*,+                                     18,100       $     168,511
Inveresk Research Group, Inc.*                       59,800             777,998
Medicis Pharmaceutical Corp.*                        23,200             992,032
                                                                  -------------
                                                                  $   1,938,541
                                                                  -------------
PRINTING & PUBLISHING -- 3.0%
Lee Enterprises, Inc.                                37,700       $   1,319,500
Playboy Enterprises, Inc."B"*                       146,360           1,866,090
Proquest Co.*                                        19,000             674,500
Scholastic Corp.*                                    93,790           3,554,641
                                                                  -------------
                                                                  $   7,414,731
                                                                  -------------

REAL ESTATE -- 0.3%
Pulte Homes, Inc.                                    11,800       $     678,264
                                                                  -------------
RESTAURANTS & LODGING -- 6.7%
California Pizza Kitchen, Inc.*                      91,530       $   2,269,944
CEC Entertainment, Inc.*                             57,010           2,354,513
Jack in the Box, Inc.*                               91,420           2,907,156
Outback Steakhouse, Inc.*                           100,000           3,510,000
Papa John's International, Inc.*                     37,623           1,256,232
Prime Hospitality Corp.*                             15,700             203,943
RARE Hospitality International, Inc.*                35,060             943,815
Sonic Corp.*                                         91,629           2,878,067
                                                                  -------------
                                                                  $  16,323,670
                                                                  -------------
RETAIL -- 6.4%
AnnTaylor Stores Corp.*                              52,500       $   1,332,975
Big 5 Sporting Goods Corp.*                          48,230             689,207
Charming Shoppes, Inc.*                             166,900           1,442,016
Cost Plus, Inc.*                                     38,890           1,189,256
Dollar Tree Stores, Inc.*                            55,090           2,171,097
Michaels Stores, Inc.*                               81,700           3,186,300
Petco Animal Supplies, Inc.*                         17,390             433,185
Regis Corp.                                          84,600           2,285,807
Talbots, Inc.                                        60,000           2,100,000
Tuesday Morning Corp.*                               47,500             881,600
                                                                  -------------
                                                                  $  15,711,443
                                                                  -------------
SPECIAL PRODUCTS & SERVICES -- 1.9%
Career Education Corp.*                              41,500       $   1,867,500
DeVry, Inc.*                                         35,300             806,252
Sylvan Learning Systems, Inc.*                       97,520           1,944,549
                                                                  -------------
                                                                  $   4,618,301
                                                                  -------------
TECHNOLOGY -- 0.7%
Varian, Inc.*                                        54,690       $   1,802,035
                                                                  -------------
TELECOMMUNICATIONS -- 0.4%
Amdocs Ltd.*                                         63,830       $     481,916
Crown Castle International Corp.*                    56,050             220,277
Inet Technologies, Inc.*                             58,550             395,213
                                                                  -------------
                                                                  $   1,097,406
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.1%
Advanced Fibre Communications, Inc.                 170,820       $   2,825,363
Computer Network Technology Corp.*                   40,565             248,663
GlobespanVirata, Inc.*                              444,245           1,719,228
Tekelec Co.*                                         35,850             287,876
                                                                  -------------
                                                                  $   5,081,130
                                                                  -------------
TRUCKING -- 2.2%
Heartland Express, Inc.*                             37,734       $     902,975
J.B. Hunt Transport Services, Inc.*                  51,100           1,508,472
Knight Transportation, Inc.*                         45,400           1,052,826
Swift Transportation, Inc.*                          46,900           1,092,770
Werner Enterprises, Inc.                             34,200             728,802
                                                                  -------------
                                                                  $   5,285,845
                                                                  -------------
    Total U.S. Stocks                                             $ 225,025,705
                                                                  -------------
FOREIGN STOCKS -- 3.0%
CANADA -- 0.9%
Zarlink Semiconductor, Inc. (Electronics)*          435,605       $   2,217,229
                                                                  -------------
FRANCE -- 0.3%
Wavecom S.A. (Telecommunications)                    20,900       $     843,531
                                                                  -------------
IRELAND
SmartForce PLC (Internet)*                           35,394       $     120,340
                                                                  -------------
ISRAEL -- 0.1%
Fundtech Ltd.
  (Computer Software -- Systems)*                    37,390       $     149,560
                                                                  -------------

                                     23-NDS

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- continued
MEXICO -- 0.5%
Grupo Aeroportuario del Sureste S.A. de
  C.V., ADR (Transportation)                         88,810       $   1,145,649
                                                                  -------------
UNITED KINGDOM -- 1.2%
Willis Group Holdings Ltd. (Insurance)               87,610       $   2,883,245
                                                                  -------------
    Total Foreign Stocks                                          $   7,359,554
                                                                  -------------
    Total Stocks (Identified Cost, $244,495,807)                  $ 232,385,259
                                                                  -------------

PREFERRED STOCK
Sitara Networks++
  (Identified Cost, $139,043)                       101,682       $           0
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 1.9%

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
General Electric Capital Corp.,
  due 7/01/02, AT AMORTIZED COST                 $    4,581       $   4,581,000
                                                                  -------------
REPURCHASE AGREEMENT -- 2.3%
Merrill Lynch, dated 06/28/02,
  due 07/01/02, total to be received
  $5,788,941 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                        $    5,788       $   5,788,000
                                                                  -------------
    Total Investments
      (Identified Cost, $255,003,850)                             $ 242,754,259
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.9%                                            2,202,329
                                                                  -------------
    Net Assets -- 100.0%                                          $ 244,956,588
                                                                  =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 98.5%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 88.9%
AEROSPACE -- 1.8%
Northrop Grumman Corp.                               12,400       $   1,550,000
                                                                  -------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                10,250       $     525,518
                                                                  -------------
BANKS & CREDIT COS. -- 3.7%
Bank of New York Co., Inc.                            6,200       $     209,250
Capital One Financial Corp.                          25,530           1,558,606
Comerica, Inc.                                       11,500             706,100
SouthTrust Corp.                                     28,000             731,360
                                                                  -------------
                                                                  $   3,205,316
                                                                  -------------
BUILDING -- 0.4%
KB Home                                               6,500       $     334,815
                                                                  -------------
BUSINESS MACHINES -- 1.4%
International Business Machines Corp.                16,870       $   1,214,640
                                                                  -------------
BUSINESS SERVICES -- 1.4%
Automatic Data Processing, Inc.                      18,210       $     793,046
Sabre Holdings Corp.*                                12,600             451,080
                                                                  -------------
                                                                  $   1,244,126
                                                                  -------------
CHEMICALS -- 0.9%
Praxair, Inc.                                        13,500       $     769,095
                                                                  -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.8%
Dell Computer Corp.*                                 26,500       $     692,710
                                                                  -------------
COMPUTER SOFTWARE -- 1.1%
Oracle Corp.*                                        97,800       $     926,166
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Citrix Systems, Inc.*                                25,400       $     153,416
Peoplesoft, Inc.*                                    13,700             203,856
                                                                  -------------
                                                                  $     357,272
                                                                  -------------
CONGLOMERATES -- 1.5%
General Electric Co.                                 45,100       $   1,310,155
                                                                  -------------
CONSUMER GOODS & SERVICES -- 4.4%
Avon Products, Inc.                                   1,500       $      78,360
Gillette Co.                                         20,600             697,722
Kimberly-Clark Corp.                                  6,500             403,000
Philip Morris Cos., Inc.                             31,900           1,393,392
Procter & Gamble Co.                                 13,500           1,205,550
                                                                  -------------
                                                                  $   3,778,024
                                                                  -------------
CONTAINERS -- 0.5%
Owens Illinois, Inc.*                                33,900       $     465,786
                                                                  -------------
ELECTRONICS -- 2.7%
Analog Devices, Inc.*                                20,000       $     594,000
Atmel Corp.*                                         75,400             472,004
Tektronix, Inc.*                                     45,100             843,821
Teradyne, Inc.*                                      18,000             423,000
                                                                  -------------
                                                                  $   2,332,825
                                                                  -------------
ENTERTAINMENT -- 4.0%
Charter Communications, Inc.*                        12,000       $      48,960
Clear Channel Communications, Inc.*                  14,700             470,694
Viacom, Inc., "B"*                                   64,830           2,876,507
                                                                  -------------
                                                                  $   3,396,161
                                                                  -------------
FINANCIAL INSTITUTIONS -- 10.0%
Charles Schwab Corp.                                 11,300       $     126,560
Citigroup, Inc.                                      38,802           1,503,577
Federal Home Loan Mortgage Corp.                     21,380           1,308,456
Fedral National Mortgage Assn                        16,170           1,192,538
FleetBoston Financial Corp.                          71,010           2,297,173
Goldman Sachs Group, Inc.                            11,600             850,860
Kinder Morgan Management LLC                         15,718             479,399
Mellon Financial Corp.                                2,600              81,718
Merrill Lynch & Co., Inc.                            18,600             753,300
                                                                  -------------
                                                                  $   8,593,581
                                                                  -------------

                                     24-RGIS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
FOOD & BEVERAGE PRODUCTS -- 2.1%
Anheuser-Busch Cos., Inc.                            19,400       $     970,000
J.M. Smucker Co.*                                       248               8,464
Kellogg Co.                                           6,500             233,090
PepsiCo, Inc.                                        12,447             599,946
                                                                  -------------
                                                                  $   1,811,500
                                                                  -------------
FOREST & PAPER PRODUCTS -- 1.0%
International Paper Co.                              18,900       $     823,662
                                                                  -------------
INSURANCE -- 10.8%
American International Group, Inc.                    7,437       $     507,427
Chubb Corp.                                          14,700           1,040,760
CIGNA Corp.                                           4,200             409,164
Gallagher (Arthur J.) & Co.                          49,770           1,724,530
MetLife, Inc.                                        28,840             830,592
SAFECO Corp.                                         46,700           1,442,563
Travelers Property Casualty Corp.*                   51,000             902,700
Willis Group Holdings Ltd.*                          74,400           2,448,504
                                                                  -------------
                                                                  $   9,306,240
                                                                  -------------
MACHINERY -- 0.9%
Danaher Corp.                                        11,800       $     782,930
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 8.4%
Applera Corp. -- Applied
  Biosystems Group                                    5,300       $     103,297
Baxter International, Inc.                           18,300             813,435
Eli Lilly & Co.                                      21,500           1,212,600
Pfizer, Inc.                                         89,580           3,135,300
Stryker Corp.                                         9,000             481,590
Wyeth Co.                                            29,010           1,485,312
                                                                  -------------
                                                                  $   7,231,534
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.1%
Genzyme Corp.*                                       38,400       $     738,816
HEALTHSOUTH Corp.*                                   17,000             217,430
                                                                  -------------
                                                                  $     956,246
                                                                  -------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                          25,970       $     860,906
                                                                  -------------
OIL SERVICES -- 0.5%
GlobalSantaFe Corp.                                  16,092       $     440,116
                                                                  -------------
OILS -- 3.7%
Exxon Mobil Corp.                                    78,296       $   3,203,872
                                                                  -------------
PRINTING & PUBLISHING -- 3.0%
Gannett Co., Inc.                                    33,590       $   2,549,481
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS -- 0 4%
Starwood Hotels & Resorts Co.                         9,800       $     322,322
                                                                  -------------
RETAIL -- 8.8%
Home Depot, Inc.                                     45,400       $   1,667,542
Sears, Roebuck & Co.                                 37,000           2,009,100
Target Corp.                                         19,900             758,190
Wal-Mart Stores, Inc.                                57,410           3,158,124
                                                                  -------------
                                                                  $   7,592,956
                                                                  -------------
SPECIAL PRODUCTS & SERVICES -- 2.7%
3M Co.                                                9,820       $   1,207,860
Illinois Tool Works, Inc.                            16,700           1,140,610
                                                                  -------------
                                                                  $   2,348,470
                                                                  -------------
SUPERMARKETS -- 2.2%
Safeway, Inc.*                                       64,110       $   1,871,371
                                                                  -------------
TELECOMMUNICATIONS -- 2.3%
Advanced Fibre Communications, Inc.                  53,630       $     887,040
AT&T Corp.*                                         216,900             835,065
EchoStar Communications Corp.*                       11,600             215,296
                                                                  -------------
                                                                  $   1,937,401
                                                                  -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.4%
Motorola, Inc.                                       22,200       $     320,124
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
Cisco Systems, Inc.*                                 57,000       $     795,150
                                                                  -------------
TRANSPORTATION -- 2.0%
United Parcel Service, Inc.                          27,500       $   1,698,125
                                                                  -------------
UTILITIES -- ELECTRIC -- 0.2%
Pinnacle West Capital Corp.                           4,600       $     181,700
                                                                  -------------
UTILITIES -- TELEPHONE -- 0.9%
BellSouth Corp.                                      24,000       $     756,000
                                                                  -------------
    Total U.S. Stocks                                             $  76,486,296
                                                                  -------------
FOREIGN STOCKS -- 9.6%
BERMUDA -- 2.6%
Accenture Ltd. (Business Services)*                  18,500       $     351,500
Ace Ltd. (Insurance)                                 28,100             887,960
XL Capital Ltd. (Insurance)                          11,400             965,580
                                                                  -------------
                                                                  $   2,205,040
                                                                  -------------
CANADA -- 2.2%
Canadian National Railway Co.
  (Railroad)                                         35,866       $   1,857,859
                                                                  -------------
ISRAEL -- 0.3%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                   18,300       $     248,148
                                                                  -------------
NETHERLANDS -- 0.6% Unilever N.V
  (Consumer Goods & Services)                         8,400       $     548,901
                                                                  -------------
SWITZERLAND -- 0.8%
Syngenta AG (Chemicals)                              11,640       $     698,228
                                                                  -------------
UNITED KINGDOM -- 3.1%
BP Amoco PLC, ADR (Oils)                             42,618       $   2,151,783
Diageo PLC
  (Food & Beverage Products)*                        40,402             524,736
                                                                  -------------
                                                                  $   2,676,519
                                                                  -------------
    Total Foreign Stocks                                          $   8,234,695
                                                                  -------------
    Total Stocks (Identified Cost, $89,775,695)                   $  84,720,991
                                                                  -------------

REPURCHASE AGREEMENT -- 0.7%

                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
Merrill Lynch, dated 06/28/02,
  due 7/01/02, total to be received
  $633,103 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                         $     633       $     633,000
                                                                  -------------
    Total Investments
      (Identified Cost, $90,408,695)                              $  85,353,991
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                              692,925
                                                                  -------------
    Net Assets -- 100.0%                                          $  86,046,916
                                                                  =============

           See portfolio footnotes and notes to financial statements.

                                    25-RGIS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
RESEARCH INTERNATIONAL SERIES
STOCKS -- 97.6%

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- 97.1%
AUSTRALIA -- 2.6%
Australia & New Zealand Banking
  Group Ltd. (Banks & Credit Cos.)*                  55,400       $     601,445
News Corp Ltd. (Media)                              143,521             781,889
TABCORP Holdings Ltd. (Gaming)                      113,540             798,754
                                                                  -------------
                                                                  $   2,182,088
                                                                  -------------
BELGIUM -- 1.3%
Dexia (Banks & Credit Cos.)                          70,240       $   1,084,812
                                                                  -------------
BRAZIL -- 0.6% Aracruz Celulose S.A
  (Forest & Paper Products)                          23,840       $     476,800
                                                                  -------------
CANADA -- 3.8%
Canadian Natural Resources Ltd.
  (Oil Services)                                     14,570       $     494,432
Encana Corp. (Utilities -- Gas)                      42,580           1,309,765
Manulife Financial Corp. (Insurance)                 28,860             829,758
Talisman Energy, Inc. (Oils)                         11,100             498,996
                                                                  -------------
                                                                  $   3,132,951
                                                                  -------------
FINLAND -- 0.3%
KCI Konecranes International
  (Electronics)                                       7,200       $     241,275
                                                                  -------------
FRANCE -- 12.9%
Aventis S.A. (Pharmaceuticals)                       35,090       $   2,481,454
BNP Paribas S.A. (Banks & Credit Cos.)               31,030           1,712,658
Business Objects S.A
  (Computer Software -- Systems)*                    16,300             476,336
Carrefour S.A. (Supermarket)                         15,270             824,746
Generale de Sante (Healthcare)*                      25,930             410,184
Pernod Ricard S.A
  (Beverages)                                         5,540             541,654
Sanofi-Synthelabo S.A
  (Medical & Health Products)                        29,300           1,778,890
Societe Television Francaise 1
  (Entertainment)                                    12,458             332,873
Technip S.A. (Construction)                           2,935             308,366
Total Fina Elf S.A., "B" (Oils)                       9,185           1,488,270
Wavecom S.A. (Telecommunications)                     6,860             276,872
                                                                  -------------
                                                                  $  10,632,303
                                                                  -------------
GERMANY -- 6.0%
Bayerische Motoren Werke AG
  (Automotive)                                       12,500       $     506,475
Celanese AG (Chemicals)                              16,230             377,673
Fresenius AG, Preferred
  (Medical & Health Products)                         5,930             315,609
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                        34,340           1,157,178
HypoVereinsbank (Banks & Credit Cos.)                16,020             521,048
Linde AG (Manufacturing)                              9,740             485,459
Porsche AG (Automotive)                               1,127             535,947
Schering AG (Pharmaceuticals)                        16,960           1,066,133
                                                                  -------------
                                                                  $   4,965,522
                                                                  -------------
HONG KONG -- 0.3%
SmarTone Telecommunications
  Holdings, Ltd. (Telecommunications)               202,500       $     228,473
                                                                  -------------
INDONESIA -- 0.3%
PT Telekomunikasi Indonesia
  (Telecommunications)                              554,100       $     238,754
                                                                  -------------
IRELAND -- 0.9%
Irish Life & Permanent PLC
  (Financial Institutions)                           52,290       $     755,018
                                                                  -------------

ITALY -- 1.1%
Assicurazioni Generali S.p.A
  (Insurance)                                        28,880       $     683,139
Snam Rete Gas S.p.A
  (Natural Gas -- Pipeline)                          68,610             202,190
                                                                  -------------
                                                                  $     885,329
                                                                  -------------
JAPAN -- 13.0%
Aeon Credit Service Co., Ltd.
  (Financial Services)                                2,800       $     167,290
Asahi Breweries, Ltd.
  (Food & Beverage Products)                         53,000             443,583
Brother Industries (Business Machines)               60,000             326,435
Canon, Inc. (Business Machines)                      27,000           1,020,611
Credit Saison Co. (Financial Services)               25,600             607,744
Honda Motor Co., Ltd. (Automotive)                   33,400           1,354,506
Namco Ltd. (Leisure)                                 11,500             219,271
Nissan Motor Co. (Automotive)                       242,000           1,676,068
Sega Corp. (Entertainment)*                          45,300           1,088,652
Shiseido Co., Ltd. (Consumer Products)               70,000             933,411
Stanley Electric Co., Ltd. (Electronic               49,000             523,364
Tokyo Gas Co. Ltd. (Gas)                            580,000           1,611,649
Uni-Charm Corp.
  (Consumer Goods & Services)                        19,700             739,736
                                                                  -------------
                                                                  $  10,712,320
                                                                  -------------
MEXICO -- 1.5%
Cemex S.A. (Construction)                            15,670       $     413,061
Telefonos de Mexico S.A., ADR
  (Telecommunications)                               25,220             809,058
                                                                  -------------
                                                                  $   1,222,119
                                                                  -------------
NETHERLANDS -- 7.1%
Akzo Nobel N.V. (Chemicals)                          15,817       $     687,330
Buhrmann N.V. (Business Services)                    69,434             639,175
Fugro N.V. (Engineering -- Construction               9,816             536,943
Jomed N.V
  (Medical & Health Products)*                       17,410             385,280
KPN N.V. (Telecommunications)                       219,030           1,023,253
Unilever N.V
  (Consumer Goods & Services)                        28,230           1,844,698
VNU N.V. (Printing & Publishing)*                    24,998             693,314
                                                                  -------------
                                                                  $   5,809,993
                                                                  -------------
NORWAY -- 0.7%
Tandberg ASA (Telecommunications)*                   48,580       $     571,773
                                                                  -------------
SINGAPORE -- 0.7%
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                              81,000       $     582,536
                                                                  -------------
SOUTH KOREA -- 2.0%
SK Telecom Co., Ltd.
  (Telecommunications)                                6,070       $   1,362,086
SK Telecom Co., Ltd., ADR
  (Telecommunications)                               11,010             272,938
                                                                  -------------
                                                                  $   1,635,024
                                                                  -------------
SPAIN -- 4.4%
Banco Santander Central Hispano S.A
  (Banks & Credit Cos.)                             175,870       $   1,393,634
Iberdrola S.A. (Utilities -- Electric)               37,930             551,411
Inditex (Retail)*                                    37,010             779,880
Telefonica, S.A. (Telecommunications)               106,728             894,125
                                                                  -------------
                                                                  $   3,619,050
                                                                  -------------
SWEDEN -- 1.3%
Alfa Laval (Manufacturing)*                          73,410       $     733,359
Capio AB (Healthcare)                                39,590             335,315
                                                                  -------------
                                                                  $   1,068,674
                                                                  -------------

                                     26-RIS

ISSUER                                              SHARES           VALUE
FOREIGN STOCKS -- continued
SWITZERLAND -- 6.1%
Converium Holding AG (Insurance)*                    20,570       $   1,060,779
Kuoni Reisen Holdings AG
  (Transportation)                                    1,420             399,946
Syngenta AG (Chemicals)                              33,602           2,015,624
Synthes-Stratec, Inc.
  (Medical & Health Products)                           925             564,478
UBS AG (Financial Services)*                         19,749             991,291
                                                                  -------------
                                                                  $   5,032,118
                                                                  -------------
TAIWAN -- 0.5%
AU Optronics Corp. (Electronics)*                    46,490       $     386,332
                                                                  -------------
UNITED KINGDOM -- 29.7%
3I Group (Brokerage)                                  7,900       $      82,433
Alliance & Leicester PLC
  (Banks & Credit Cos.)                              35,360             446,315
Anglo American PLC (Mining)                          41,980             698,178
BP Amoco PLC, ADR (Oils)                             51,301           2,590,187
British Sky Broadcasting Group PLC
  (Advertising & Broadcasting)*                      89,250             855,771
BT Group PLC (Telecommunications)                   132,100             507,460
Cadbury Schweppes
  (Food & Beverage Products)                         76,430             572,646
CGNU PLC (Insurance)*                               127,988           1,029,178
Diageo PLC
  (Food & Beverage Products)*                       127,492           1,655,851
GlaxoSmithKline PLC (Pharmaceutical)                 92,810           2,006,180
Granada Compass PLC
  (Telecommunications)*                                 147                 250
Hanson PLC (Building)                                65,000             464,218
Intertek Testing Servicing PLC
  (Business Services)*                               52,220             344,686
Johnston Press PLC
  (Printing & Publishing)                           113,494             647,058
Lloyds TSB Group PLC
  (Banks & Credit Cos.)*                            226,540           2,255,054
Lonmin (Metals & Minerals)                           29,826             522,867
National Grid Group PLC
  (Telecommunications)                              149,820           1,064,277
NEXT PLC (Retail)                                    73,752           1,047,824
Reckitt Benckiser PLC
  (Consumer Goods & Services)                        39,170             702,795
Reed International PLC
  (Printing & Publishing)                           209,500           1,991,220
Rio Tinto (Metals & Minerals)                        48,510             889,602
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)                              67,591           1,916,464
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)*                                 59,630             527,220
Standard Chartered PLC
  (Banks & Credit Cos.)                              64,856             692,065
Vodafone Group PLC
  (Telecommunications)                              412,361             565,743
William Hill PLC (Gaming)*                           89,670             362,236
                                                                  -------------
                                                                  $  24,437,778
                                                                  -------------
    Total Foreign Stocks                                          $  79,901,042
                                                                  -------------
U.S. STOCKS -- 0.5%
BUSINESS SERVICES -- 0.5%
Manpower, Inc., (Identified Cost, $437,820)          12,080       $     443,940
                                                                  -------------
    Total Stocks (Identified Cost, $79,174,776)                   $  80,344,982
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 0.2%

                                              PRINCIPAL AMOUNT
ISSUER                                          (000 OMITTED)         VALUE
UBS Finance, Inc.,
due 7/01/02, AT AMORTIZED COST                    $     140       $     140,000
                                                                  -------------
    Total Investments
      (Identified Cost, $79,314,776)                              $  80,484,982
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 2.2%                                            1,808,377
                                                                  -------------
    Net Assets -- 100.0%                                          $  82,293,359
                                                                  =============

           See portfolio footnotes and notes to financial statements.

                                     27-RIS

STRATEGIC GROWTH SERIES
STOCKS -- 99.5%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 90.8%
ADVERTISING & BROADCASTING -- 3.3%
Clear Channel Communications, Inc.*                  30,720       $     983,655
Lamar Advertising Co., "A"*                          16,230             603,918
Omnicom Group, Inc.                                   4,000             183,200
                                                                  -------------
                                                                  $   1,770,773
                                                                  -------------
APPAREL & TEXTILES -- 0.7%
Nike, Inc., "B"                                       6,900       $     370,185
                                                                  -------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                 6,360       $     326,077
                                                                  -------------
BANKS & CREDIT COS. -- 1.0%
Comerica, Inc.                                        8,680       $     532,952
                                                                  -------------
BIOTECHNOLOGY -- 0.7%
Amgen, Inc.*                                          8,600       $     360,168
                                                                  -------------
BUSINESS MACHINES -- 1.3%
Affiliated Computer Services, Inc., "A               14,420       $     684,662
                                                                  -------------
BUSINESS SERVICES -- 4.4%
Automatic Data Processing, Inc.                      18,370       $     800,013
BISYS Group, Inc.*                                    6,460             215,118
Concord EFS, Inc.*                                    7,340             221,228
First Data Corp.                                     18,370             683,364
Sabre Group Holding, Inc., "A"*                      13,600             486,880
                                                                  -------------
                                                                  $   2,406,603
                                                                  -------------
CELLULAR PHONES -- 0.3%
Sprint Corp. (PCS Group)*                            32,710       $     146,214
                                                                  -------------
COMPUTER HARDWARE -- SYSTEMS -- 2.1%
Dell Computer Corp.*                                 22,110       $     577,955
Lexmark International, Inc.*                         10,000             544,000
                                                                  -------------
                                                                  $   1,121,955
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 3.0%
Microsoft Corp.*                                     29,690       $   1,624,043
                                                                  -------------
COMPUTER SOFTWARE -- SERVICES -- 2 6%
Ceridian Corp.*                                      18,000       $     341,640
SunGard Data Systems, Inc.*                          10,930             289,426
VERITAS Software Corp.*                              39,429             780,300
                                                                  -------------
                                                                  $   1,411,366
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 5.4%
Brocade Communications
  Systems, Inc.*                                      4,000       $      69,920
Cadence Design Systems, Inc.*                        53,270             858,713
Oracle Corp.*                                       100,060             947,568
PeopleSoft, Inc.*                                    41,390             615,883
Rational Software Corp.*                             55,430             455,080
                                                                  -------------
                                                                  $   2,947,164
                                                                  -------------
CONGLOMERATES -- 0.2%
General Electric Co.                                  4,660       $     135,373
                                                                  -------------
CONSUMER GOODS & SERVICES -- 0.3%
Avon Products, Inc.                                   3,400       $     177,616
                                                                  -------------
ELECTRONICS -- 5.8%
Analog Devices, Inc.*                                21,820       $     648,054
Atmel Corp.*                                         38,190             239,070
Emulex Corp.*                                         3,000              67,530
General Motors Corp. "H"*                            25,280             262,912
Linear Technology Corp.                              19,800             622,314
Maxim Integrated Products, Inc.*                     12,200             467,626
QLogic Corp.*                                         4,520             172,212
Teradyne, Inc.*                                      11,300             265,550
Texas Instruments, Inc.                              17,450             413,565
                                                                  -------------
                                                                  $   3,158,833
                                                                  -------------
ENTERTAINMENT -- 8.5%
AOL Time Warner, Inc.*                               50,850       $     748,004
Fox Entertainment Group, Inc.*                       49,320           1,072,710
The Walt Disney Co.                                  28,900       $     546,210
Viacom, Inc., "B"*                                   49,993           2,218,189
                                                                  -------------
                                                                  $   4,585,113
                                                                  -------------
FINANCIAL INSTITUTIONS -- 8.7%
Citigroup, Inc.                                      33,810       $   1,310,137
Federal Home Loan Mortgage Corp.                     10,310             630,972
Goldman Sachs Group, Inc.                             9,040             663,084
Household International, Inc.                         3,800             188,860
Mellon Financial Corp.                               16,600             521,738
Merrill Lynch & Co., Inc.                            21,100             854,550
Morgan Stanley Dean Witter & Co.                     12,710             547,547
                                                                  -------------
                                                                  $   4,716,888
                                                                  -------------
INSURANCE -- 9.6%
American International Group, Inc.                   23,895       $   1,630,356
Chubb Corp.                                           3,000             212,400
Gallagher (Arthur J.) & Co.                          23,290             806,998
Hartford Financial Services Group, Inc                3,010             179,005
MetLife, Inc.                                        11,500             331,200
Prudential Financial, Inc.*                          12,600             420,336
SAFECO Corp.                                          2,700              83,403
Travelers Property Casualty Corp.*                   52,800             934,560
UnumProvident Corp.                                   8,400             213,780
Willis Group Holdings Ltd.*                          11,400             375,174
                                                                  -------------
                                                                  $   5,187,212
                                                                  -------------
INTERNET -- 0.2%
VeriSign, Inc.*                                      17,658       $     126,961
                                                                  -------------
MACHINERY -- 1.6%
Danaher Corp.                                        13,200       $     875,820
                                                                  -------------
MEDIA -- 0.2%
Westwood One, Inc.*                                   2,800       $      93,576
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 12.8%
Alcon, Inc.*                                          4,400       $     150,700
Applera Corp.-- Applied
  Biosystems Group                                    8,970             174,825
Baxter International, Inc.                           17,900             795,655
Eli Lilly & Co.                                       9,010             508,164
Forest Laboratories, Inc.*                            3,500             247,800
Genzyme Corp.*                                       26,200             504,088
Johnson & Johnson Co.                                13,500             705,510
Pfizer, Inc.                                         53,450           1,870,750
Pharmacia Corp.                                      23,400             876,330
Wyeth                                                21,155           1,083,136
                                                                  -------------
                                                                  $   6,916,958
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.3%
Express Scripts, Inc.*                                3,200       $     160,352
                                                                  -------------
PRINTING & PUBLISHING -- 0.6%
New York Times Co.                                    6,500       $     334,750
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS -- 0 4%
Starwood Hotels & Resorts Co.                         7,100       $     233,519
                                                                  -------------
RETAIL -- 8.1%
Best Buy Co., Inc.*                                   5,900       $     214,170
Costco Wholesale Corp.*                               5,380             207,776
Home Depot, Inc.                                     20,200             741,946
Kohl's Corp.*                                         3,200             224,256
Lowe's Cos., Inc.                                     4,700             213,380
Target Corp.                                         26,730           1,018,413
Wal-Mart Stores, Inc.                                32,660           1,796,626
                                                                  -------------
                                                                  $   4,416,567
                                                                  -------------

                                     28-SGS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
SPECIAL PRODUCTS & SERVICES -- 1.6%
ARAMARK Corp.*                                       15,670       $     391,750
Illinois Tool Works, Inc.                             6,600             450,780
                                                                  -------------
                                                                  $     842,530
                                                                  -------------
TELECOMMUNICATIONS -- 1.6%
American Tower Corp., "A"*                           38,770       $     133,756
EchoStar Communications Corp.*                       38,680             717,901
Vignette Corp.*                                      19,590              38,592
Winstar Communications, Inc.*                         9,820                  25
                                                                  -------------
                                                                  $     890,274
                                                                  -------------
TELECOMMUNICATIONS & CABLE -- 0.5%
Comcast Corp., "A"*                                  10,680       $     254,611
                                                                  -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                        65,540       $     383,409
SBA Communications Corp.*                            24,200              34,122
                                                                  -------------
                                                                  $     417,531
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.6%
Amdocs Ltd.*                                         14,840       $     112,042
Cisco Systems, Inc.*                                 94,700           1,321,065
                                                                  -------------
                                                                  $   1,433,107
                                                                  -------------
TRANSPORTATION -- 1.0%
Fedex Corp.                                           3,200       $     170,880
United Parcel Service, Inc.                           6,210             383,468
                                                                  -------------
                                                                  $     554,348
                                                                  -------------
    Total U.S. Stocks                                             $  49,214,101
                                                                  -------------
FOREIGN STOCKS -- 8.7%
BERMUDA -- 4.1%
Accenture Ltd. (Business Services)*                   9,200       $     174,800
Ace Ltd. (Insurance)                                 26,940             851,304
Tyco International Ltd. (Conglomerate)               18,210             246,017
XL Capital Ltd. (Insurance)                          11,400             965,580
                                                                  -------------
                                                                  $   2,237,701
                                                                  -------------
FINLAND -- 0.2%
Nokia Corp., ADR
  (Telecommunications)                                8,670       $     125,542
                                                                  -------------
FRANCE -- 1.7%
Aventis S.A. (Pharmaceuticals)                       12,700       $     898,104
                                                                  -------------
ISRAEL -- 0.4%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                   14,300       $     193,908
                                                                  -------------
NETHERLANDS -- 1.2%
STMicroelectronics N.V. (Electronics)                27,430       $     667,372
                                                                  -------------
UNITED KINGDOM -- 1.1%
Vodafone Group PLC (Cellular Phones)*               187,334       $     257,015
Vodafone Group PLC, ADR
  (Cellular Phones)                                  26,044             355,500
                                                                  -------------
                                                                  $     612,515
                                                                  -------------
    Total Foreign Stocks                                          $   4,735,142
                                                                  -------------
    Total Investments (Identified Cost, $70,373,466)              $  53,949,243
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.5%                                              266,278
                                                                  -------------
    Net Assets -- 100.0%                                          $  54,215,521
                                                                  =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
STRATEGIC VALUE SERIES
STOCKS -- 97.2%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 94.2%
AUTOMOTIVE -- 0.7%
Delphi Automotive Systems Corp.                         195       $       2,574
                                                                  -------------
BANKS & CREDIT COS. -- 5.4%
Bank of America Corp.                                    57       $       4,010
FleetBoston Financial Corp.                             265               8,573
Mellon Financial Corp.                                  111               3,489
PNC Financial Services Group Co.                         67               3,503
                                                                  -------------
                                                                  $      19,575
                                                                  -------------
BUSINESS MACHINES -- 1.6%
Motorola, Inc.                                          404       $       5,826
                                                                  -------------
CELLULAR PHONES -- 2.8%
Telephone & Data Systems, Inc.                          170       $      10,293
                                                                  -------------
CHEMICALS -- 2.3%
Georgia Gulf Corp.                                       88       $       2,327
Praxair, Inc.                                           105               5,982
                                                                  -------------
                                                                  $       8,309
                                                                  -------------
COMPUTER SOFTWARE -- 2.3%
Oracle Corp.*                                           890       $       8,428
                                                                  -------------
CONGLOMERATES -- 1.3%
Tyco International Ltd.                                 355       $       4,796
                                                                  -------------
CONTAINERS -- 0.7%
Owens-Illinois, Inc.*                                   197       $       2,707
                                                                  -------------
ELECTRICAL EQUIPMENT -- 1.0%
General Electric Co.                                    120       $       3,513
                                                                  -------------
ENTERTAINMENT -- 7.6%
Comcast Corp., "A"*                                     360       $       8,583
Harrah's Entertainment, Inc.*                            40               1,774
Viacom, Inc., "B"*                                      390              17,304
                                                                  -------------
                                                                  $      27,661
                                                                  -------------
FINANCIAL INSTITUTIONS -- 6.2%
Citigroup, Inc.                                         150       $       5,812
Freddie Mac                                             100               6,120
Merrill Lynch & Co., Inc.                               160               6,480
Morgan Stanley Dean Witter & Co.                        100               4,308
                                                                  -------------
                                                                  $      22,720
                                                                  -------------
FOREST & PAPER PRODUCTS -- 2.7%
Bowater, Inc.                                            92       $       5,002
International Paper Co.                                 110               4,794
                                                                  -------------
                                                                  $       9,796
                                                                  -------------
INSURANCE -- 8.2%
Allstate Corp.                                          139       $       5,140
Chubb Corp.                                              55               3,894
CIGNA Corp.                                              67               6,527
Hartford Financial Services Group, Inc                   71               4,223
Nationwide Financial Services, Inc.                     120               4,740
The St. Paul Cos., Inc.                                 134               5,215
                                                                  -------------
                                                                  $      29,739
                                                                  -------------
MACHINERY -- 1.7%
Deere & Co.                                             130       $       6,227
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 7.8%
Bristol-Myers Squibb Co.                                250       $       6,425
Merck & Co., Inc.                                       127               6,431
Pfizer, Inc.                                            235               8,225
Schering Plough Corp.                                   303               7,454
                                                                  -------------
                                                                  $      28,535
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.3%
Genzyme Corp.*                                          245       $       4,714
                                                                  -------------

                                     29-SVS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
METALS & MINERALS -- 1.6%
Alcoa, Inc.                                             173       $       5,735
                                                                  -------------
OIL SERVICES -- 6.5%
BJ Services Co.*                                        110       $       3,727
Cooper Cameron Corp.*                                   110               5,326
Noble Corp.*                                            229               8,839
Transocean Sedco Forex, Inc.                            187               5,825
                                                                  -------------
                                                                  $      23,717
                                                                  -------------
OILS -- 7.9%
Apache Corp.                                            103       $       5,920
Devon Energy Corp.                                      264              13,010
Kerr McGee Corp.                                         52               2,785
Occidental Petroleum Corp.                              240               7,198
                                                                  -------------
                                                                  $      28,913
                                                                  -------------
RETAIL -- 5.0%
Sears, Roebuck & Co.                                    335       $      18,190
                                                                  -------------
SUPERMARKETS -- 2.7%
Kroger Co.*                                             495       $       9,850
                                                                  -------------
TELECOMMUNICATIONS -- WIRELINE -- 3.9%
Advanced Fiber Communications, Inc.                     140       $       2,316
AT&T Wireless Services, Inc.*                         1,999              11,694
                                                                  -------------
                                                                  $      14,010
                                                                  -------------
TRUCKING -- 1.1%
United Parcel Service, Inc.                              65       $       4,014
                                                                  -------------
UTILITIES -- ELECTRIC -- 5.6%
Calpine Corp.*                                          995       $       6,995
FirstEnergy Corp.                                        80               2,670
NiSource, Inc.                                          497              10,850
                                                                  -------------
                                                                  $      20,515
                                                                  -------------
UTILITIES -- GAS -- 2.4%
El Paso Corp.                                           285       $       5,874
National Fuel Gas Co.                                   120               2,701
                                                                  -------------
                                                                  $       8,575
                                                                  -------------
UTILITIES -- TELEPHONE -- 3.9%
AT&T Corp.                                              368       $       3,937
Verizon Communications, Inc.                            251              10,078
                                                                  -------------
                                                                  $      14,015
                                                                  -------------
    Total U.S. Stocks                                             $     342,947
                                                                  -------------
FOREIGN STOCKS -- 3.0%
BRAZIL -- 0 5%
Aracruz Celulose S.A
  (Forest & Paper Products)                              95       $       1,900
                                                                  -------------
CANADA -- 0.7%
Alcan, Inc. (Metals & Minerals)                          61       $       2,289
                                                                  -------------
NETHERLANDS -- 1.8%
Akzo Nobel N.V. (Chemicals)                             152       $       6,605
                                                                  -------------
    Total Foreign Stocks                                          $      10,794
                                                                  -------------
    Total Stocks (Identified Cost, $384,162)                      $     353,741
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS -- 0.5%

NATURAL GAS -- PIPELINE
Williams Cos., Inc., (Identified Cost, $2,985)          140       $       1,761
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 11.0%

                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
Federal National Mortgage Assn.,
  due 7/01/02, AT AMORTIZED COST                  $      40       $      40,000
                                                                  -------------
    Total Investments (Identified Cost, $427,147)                 $     395,502
                                                                  -------------

OTHER ASSETS,
  LESS LIABILITIES -- (8.7)%                                            (31,497)
                                                                  -------------
    Net Assets -- 100.0%                                          $     364,005
                                                                  =============

           See portfolio footnotes and notes to financial statements.


                                     30-SVS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
TECHNOLOGY SERIES
STOCKS -- 97.8%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 88.5%
BUSINESS MACHINES -- 7.4%
Hewlett-Packard Co.                                  33,500       $     511,880
International Business Machines Corp.                13,500             972,000
                                                                  -------------
                                                                  $   1,483,880
                                                                  -------------
BUSINESS SERVICES -- 10.9%
Automatic Data Processing, Inc.                      13,100       $     570,505
BISYS Group, Inc.*                                    6,400             213,120
Computer Sciences Corp.*                              2,500             119,500
Concord EFS, Inc.*                                    3,800             114,532
DST Systems, Inc.*                                    6,100             278,831
First Data Corp.                                     20,600             766,320
Jack Henry & Associates, Inc.                         7,800             130,182
                                                                  -------------
                                                                  $   2,192,990
                                                                  -------------
COMPUTER HARDWARE -- SYSTEMS -- 7.8%
Dell Computer Corp.*                                 41,430       $   1,082,980
Lexmark International, Inc.*                          7,600             413,440
Network Appliance, Inc.*                              5,500              68,420
                                                                  -------------
                                                                  $   1,564,840
                                                                  -------------
COMPUTER SOFTWARE -- 5.0%
Manhattan Associates, Inc.*                           3,900       $     125,424
Oracle Corp.*                                        91,300             864,611
Retek, Inc.*                                          1,200              29,160
                                                                  -------------
                                                                  $   1,019,195
                                                                  -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 6.8%
Intuit, Inc.*                                         3,400       $     169,048
Microsoft Corp.*                                     13,590             743,373
Network Associates, Inc.*                             9,700             186,919
Nvidia Corp.*                                         1,800              30,924
Symantec Corp.*                                       7,500             246,375
                                                                  -------------
                                                                  $   1,376,639
                                                                  -------------
COMPUTER SOFTWARE -- SYSTEMS -- 17 3%
Adobe Systems, Inc.                                  14,640       $     417,240
Brocade Communications
  Systems, Inc.*                                      5,900             103,132
Cadence Design Systems, Inc.*                        17,200             277,264
Ceridian Corp.*                                      14,500             275,210
Cisco Systems, Inc.*                                 84,100           1,173,195
Citrix Systems, Inc.*                                11,880              71,755
Electronic Data Systems Corp.                         6,700             248,905
JDA Software Group, Inc.*                             5,700             161,082
Mercury Interactive Corp.*                            6,860             157,506
Netscreen Technologies, Inc.*                         5,200              47,736
Peoplesoft, Inc.*                                     3,950              58,776
Rational Software Corp.*                             28,444             233,525
SunGard Data Systems, Inc.*                           1,700              45,016
Veritas Software Corp.*                              10,366             205,143
                                                                  -------------
                                                                  $   3,475,485
                                                                  -------------
ELECTRONICS -- 21.3%
Analog Devices, Inc.*                                11,460       $     340,362
Applied Materials, Inc.*                              6,900             131,238
Cymer, Inc.*                                         10,000             350,400
ESS Technology, Inc.*                                 7,200             126,288
Fairchild Semiconductor
  International Co.*                                  8,900             216,270
GlobespanVirata, Inc.*                                8,700              33,669
Intel Corp.                                          32,500             593,775
International Rectifier Corp. *                       2,000              58,300
Intersil Holding Corp.*                              20,196             431,791
Linear Technology Corp.                              13,300             418,019
Maxim Integrated Products, Inc.*                      5,600             214,648
Novellus Systems, Inc.*                               7,200             244,800
QLogic Corp.*                                         6,800             259,080
Rambus, Inc.*                                         8,200              33,538
Tektronix, Inc.*                                      9,200       $     172,132
Texas Instruments, Inc.                              27,690             656,253
                                                                  -------------
                                                                  $   4,280,563
                                                                  -------------
ENTERTAINMENT -- 4.4%
AOL Time Warner, Inc.*                               60,600       $     891,426
                                                                  -------------
INTERNET -- 0.7%
Amazon.com, Inc.*                                     5,500       $      89,375
CheckFree Corp.*                                      4,000              62,560
                                                                  -------------
                                                                  $     151,935
                                                                  -------------
TECHNOLOGY -- 0.9%
Macrovision Corp.*                                   13,500       $     176,985
                                                                  -------------
TELECOMMUNICATIONS -- 6.0%
Advanced Fibre Communications, Inc.                   5,030       $      83,196
Amdocs Ltd.*                                         13,100              98,905
Emulex Corp.*                                        11,600             261,116
Motorola, Inc.                                       29,000             418,180
Qualcomm, Inc.*                                       7,000             192,430
Scientific-Atlanta, Inc.                              4,200              69,090
UTStarcom, Inc.*                                      4,000              80,680
                                                                  -------------
                                                                  $   1,203,597
                                                                  -------------
    Total U.S. Stocks                                             $  17,817,535
                                                                  -------------
FOREIGN STOCKS -- 9.3%
BERMUDA -- 1.2%
Accenture Ltd. (Business Services)*                  12,900       $     245,100
                                                                  -------------
FINLAND -- 2.0%
Nokia Corp., ADR
  (Telecommunications)                               28,220       $     408,626
                                                                  -------------
FRANCE -- 0.3%
Alcatel Alsthom Compagnie SA, ADR
  (Telecommunications)                                   50       $         355
Business Objects SA, ADR
  (Computer Software)*                                2,200              61,820
                                                                  -------------
                                                                  $      62,175
                                                                  -------------
ISRAEL -- 1.3%
Check Point Software Technologies Ltd.
  (Computer Software)*                               19,000       $     257,640
                                                                  -------------
JAPAN -- 1.0%
Sega Enterprises (Entertainment)                      8,400       $     201,869
                                                                  -------------
NETHERLANDS -- 3.5%
ASM International NV (Electronics)*                  23,800       $     410,788
STMicroelectronics NV (Electronics)                  12,100             294,393
                                                                  -------------
                                                                  $     705,181
                                                                  -------------
    Total Foreign Stocks                                          $   1,880,591
                                                                  -------------
    Total Stocks (Identified Cost, $23,684,538)                   $  19,698,126
                                                                  -------------

CONVERTIBLE BONDS -- 0.7%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
COMPUTER SOFTWARE -- SYSTEMS
Brocade Communications Systems,
  Inc., 2s, 2007 ##
  (Identified Cost $170,000)                      $     170       $     132,388
                                                                  -------------
SHORT-TERM OBLIGATIONS -- 0.8%
Edison Asset Securitization Corp.,
  due 7/01/02, AT AMORTIZED COST                  $     153       $     153,000
                                                                  -------------
    Total Investments (Identified Cost, $24,007,538)              $  19,983,514
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.7%                                              146,991
                                                                  -------------
    Net Assets -- 100.0%                                          $  20,130,505
                                                                  =============

           See portfolio footnotes and notes to financial statements.

                                      31-TS

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
VALUE SERIES
STOCKS -- 94.3%

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- 84.6%
AEROSPACE & DEFENSE -- 1.0%
Northrop Grumman Corp.                               29,300       $   3,662,500
                                                                  -------------
APPAREL & TEXTILES -- 0.3%
Nike, Inc., "B"                                      18,400       $     987,160
                                                                  -------------
AUTOMOTIVE -- 0.9%
Delphi Automotive Systems Corp.                     249,600       $   3,294,720
                                                                  -------------
BANKS & CREDIT COS. -- 9.0%
Bank of America Corp.                               120,730       $   8,494,563
Comerica, Inc.                                       30,700           1,884,980
FleetBoston Financial Corp.                         209,980           6,792,853
National City Corp.                                 122,300           4,066,475
PNC Financial Services Group                         19,462           1,017,473
SouthTrust Corp.                                    100,240           2,618,269
SunTrust Banks, Inc.                                 59,300           4,015,796
Wachovia Corp.                                      113,000           4,314,340
                                                                  -------------
                                                                  $  33,204,749
                                                                  -------------
BIOTECHNOLOGY -- 1.2%
Abbott Laboratories, Inc.                           118,780       $   4,472,067
                                                                  -------------
BUSINESS MACHINES -- 0.7%
International Business Machines Corp.                25,640       $   1,846,080
Texas Instruments, Inc.                              31,600             748,920
                                                                  -------------
                                                                  $   2,595,000
                                                                  -------------
CHEMICALS -- 3.0%
Air Products & Chemicals, Inc.                       82,347       $   4,156,053
PPG Industries, Inc.                                 52,900           3,274,510
Praxair, Inc.                                        61,900           3,526,443
                                                                  -------------
                                                                  $  10,957,006
                                                                  -------------
COMPUTER SOFTWARE -- 0.6%
Oracle Corp.*                                       228,000       $   2,159,160
                                                                  -------------
CONSUMER GOODS & SERVICES -- 6.1%
Gillette Co.                                        103,200       $   3,495,384
Kimberly-Clark Corp.                                 79,100           4,904,200
Philip Morris Cos., Inc.                            168,070           7,341,298
Procter & Gamble Co.                                 76,030           6,789,479
                                                                  -------------
                                                                  $  22,530,361
                                                                  -------------
ELECTRONICS -- 0.8%
Analog Devices, Inc.*                                40,400       $   1,199,880
Intel Corp.                                          96,900           1,770,363
                                                                  -------------
                                                                  $   2,970,243
                                                                  -------------
ENERGY -- 0.5%
Energy East Corp.                                    77,300       $   1,746,980
                                                                  -------------
ENTERTAINMENT -- 2.3%
Disney (Walt) Co.                                   126,450       $   2,389,905
Viacom, Inc., "B"*                                  135,418           6,008,497
                                                                  -------------
                                                                  $   8,398,402
                                                                  -------------
FINANCIAL INSTITUTIONS -- 9.8%
American Express Co.                                 95,800       $   3,479,456
Citigroup, Inc.                                     318,200          12,330,250
Federal Home Loan Mortgage Corp.                     63,070           3,859,884
Federal National Mortgage Assn                       51,800           3,820,250
Goldman Sachs Group, Inc.                            67,400           4,943,790
Mellon Financial Corp.                              139,500           4,384,485
Merrill Lynch & Co., Inc.                            81,180           3,287,790
                                                                  -------------
                                                                  $  36,105,905
                                                                  -------------
FOOD & BEVERAGE PRODUCTS -- 4.8%
Archer-Daniels-Midland Co.                          280,065       $   3,582,031
Kellogg Co.                                         206,900           7,419,434
PepsiCo, Inc.                                       103,398           4,983,784
Smucker (J.M.) Co.*                                  45,025           1,536,703
                                                                  -------------
                                                                  $  17,521,952
                                                                  -------------
FOREST & PAPER PRODUCTS -- 1.6%
International Paper Co.                             137,600       $   5,996,608
                                                                  -------------
INSURANCE -- 5.3%
Allstate Corp.                                      146,960       $   5,434,581
Chubb Corp.                                          36,380           2,575,704
Hartford Financial Services
  Group, Inc.                                        62,840           3,737,095
MetLife, Inc.                                       131,700           3,792,960
SAFECO Corp.                                         63,160           1,951,012
The St. Paul Cos., Inc.                              46,800           1,821,456
                                                                  -------------
                                                                  $  19,312,808
                                                                  -------------
MACHINERY -- 3.7%
Caterpillar, Inc.                                    14,290       $     699,495
Danaher Corp.                                        40,900           2,713,715
Deere & Co.                                         151,610           7,262,119
Pall Corp.                                          140,900           2,923,675
                                                                  -------------
                                                                  $  13,599,004
                                                                  -------------
MANUFACTURING -- 1.4%
Illinois Tool Works, Inc.                            13,600       $     928,880
ITT Industries, Inc.                                  2,800             197,680
Minnesota Mining & Manufacturing Co.                 33,400           4,108,200
                                                                  -------------
                                                                  $   5,234,760
                                                                  -------------
MEDICAL & HEALTH PRODUCTS -- 4.2%
Merck & Co., Inc.                                    84,600       $   4,284,144
Pfizer, Inc.                                        185,300           6,485,500
Wyeth                                                92,445           4,733,184
                                                                  -------------
                                                                  $  15,502,828
                                                                  -------------
METALS & MINERALS -- 2.0%
Alcoa, Inc.                                         191,950       $   6,363,142
Phelps Dodge Corp.                                   24,590           1,013,108
                                                                  -------------
                                                                  $   7,376,250
                                                                  -------------
OIL SERVICES -- 1.3%
Noble Corp.*                                         39,510       $   1,525,086
Schlumberger Ltd.                                    71,100           3,306,150
                                                                  -------------
                                                                  $   4,831,236
                                                                  -------------
OILS -- 7.4%
Anadarko Petroleum Corp.                             68,200       $   3,362,260
Apache Corp.                                         83,110           4,777,163
Devon Energy Corp.                                   63,530           3,130,758
ExxonMobil Corp.                                    256,272          10,486,650
Unocal Corp.                                        151,352           5,590,943
                                                                  -------------
                                                                  $  27,347,774
                                                                  -------------
PHOTOGRAPHIC PRODUCTS -- 0.8%
Eastman Kodak Co.                                    96,400       $   2,811,988
                                                                  -------------
PRINTING & PUBLISHING -- 2.6%
Gannett Co., Inc.                                    78,998       $   5,995,948
Tribune Co.                                          82,917           3,606,890
                                                                  -------------
                                                                  $   9,602,838
                                                                  -------------
REAL ESTATE INVESTMENT TRUSTS -- 0 5%
Equity Office Properties Trust                       65,460       $   1,970,346
                                                                  -------------
RETAIL -- 2.9%
Sears, Roebuck & Co.                                198,800       $  10,794,840
                                                                  -------------
TELECOMMUNICATIONS -- 1.4%
AT&T Corp.                                          269,200       $   2,880,440
Verizon Communications, Inc.                         56,085           2,251,813
                                                                  -------------
                                                                  $   5,132,253
                                                                  -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.2%
AT&T Wireless Services, Inc.*                       103,488       $     605,405
                                                                  -------------
UTILITIES -- ELECTRIC -- 4.5%
Dominion Resources, Inc.                             41,430       $   2,742,666
FPL Group, Inc.                                      42,160           2,529,179
Keyspan Corp.                                        54,400           2,048,160
NiSource, Inc.                                       87,710           1,914,709
NSTAR Co.                                            79,473           3,558,801

                                     32-VS

ISSUER                                              SHARES           VALUE
U.S. STOCKS -- continued
UTILITIES -- ELECTRIC -- continued
Pinnacle West Capital Corp.                          67,344       $   2,660,088
TXU Corp.                                            18,700             963,985
                                                                  -------------
                                                                  $  16,417,588
                                                                  -------------
UTILITIES -- GAS -- 2.3%
National Fuel Gas Co.                               154,656       $   3,481,306
NICOR, Inc.                                          64,805           2,964,829
WGL Holdings, Inc.                                   77,878           2,017,040
                                                                  -------------
                                                                  $   8,463,175
                                                                  -------------
UTILITIES -- TELEPHONE -- 1.5%
BellSouth Corp.                                     174,200       $   5,487,300
                                                                  -------------
    Total U.S. Stocks                                             $ 311,093,206
                                                                  -------------
FOREIGN STOCKS -- 9.7%
BERMUDA -- 0.4%
Accenture Ltd. "A"
  (Business Services)*                               83,300       $   1,582,700
                                                                  -------------
CANADA -- 1.6%
Alcan, Inc. (Metals)                                 47,660       $   1,788,203
Canadian National Railway Co.
  (Railroad)                                         77,957           4,038,173
                                                                  -------------
                                                                  $   5,826,376
                                                                  -------------
FRANCE -- 0.6%
Total Fina S.A., ADR (Oils)                          27,200       $   2,200,480
                                                                  -------------
NETHERLANDS -- 1.0%
Akzo Nobel N.V. (Chemicals)                          85,833       $   3,729,883
                                                                  -------------
SWITZERLAND -- 2.0%
Syngenta AG (Chemicals)                             120,220       $   7,211,426
                                                                  -------------
UNITED KINGDOM -- 4.1%
BP Amoco PLC, ADR (Oils)                            101,700       $   5,134,833
BT Group PLC (Telecommunications)*                  341,900           1,313,404
Diageo PLC
  (Food & Beverage Products)*                       176,503           2,292,401
GlaxoSmithKline PLC (Pharmaceutical)                 86,600           1,871,944
National Grid Group PLC
  (Telecommunications)                              144,800           1,028,616
Reed Elseiver PLC
  (Printing & Publishing)                           359,000           3,412,163
                                                                  -------------
                                                                  $  15,053,361
                                                                  -------------
    Total Foreign Stocks                                          $  35,604,226
                                                                  -------------
    Total Stocks (Identified Cost, $352,890,347)                  $ 346,697,432
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS -- 3.6%
AEROSPACE & DEFENSE -- 0.5%
Northrop Grumman Corp., 7.25%                        15,300       $   2,027,403
                                                                  -------------
AUTOMOTIVE -- 0.5%
General Motors Corp., 5.25%*                         71,100       $   1,867,797
                                                                  -------------
BUSINESS MACHINES -- 1.2%
Motorola Inc., 7.00%                                 97,000       $   4,449,390
                                                                  -------------
INSURANCE -- 0.3%
Travelers Property Casualty
  Corp., 4.50%                                       47,100       $   1,113,915
                                                                  -------------
NATURAL GAS -- PIPELINE -- 0.1%
Williams Cos., Inc., 9.00%                           37,420       $     470,744
                                                                  -------------
TELECOMMUNICATIONS -- 0.4%
Alltel Corp., 7.75%*                                 28,180       $   1,367,857
                                                                  -------------
UTILITIES -- ELECTRIC -- 0.6%
TXU Corp., 8.75%                                     37,490       $   2,032,333
                                                                  -------------
    Total Convertible Preferred Stock
      (Identified Cost, $13,661,303)                              $  13,329,439
                                                                  -------------

SHORT-TERM OBLIGATIONS -- 0.8%

                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)

General Electric Capital Corp.,
due 7/01/02, AT AMORTIZED COST                   $    2,679       $   2,679,000
                                                                  -------------
REPURCHASE AGREEMENT -- 0.8%
Merrill Lynch, dated 6/28/02,
  due 7/01/02, total to be received
  $ 3,013,490 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                        $    3,013       $   3,013,000
                                                                  -------------
    Total Investments (Identified Cost, $372,243,650)             $ 365,718,871
                                                                  -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.5%                                            1,964,936
                                                                  -------------
    Net Assets -- 100.0%                                          $ 367,683,807
                                                                  =============

           See Portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted Security.
++Security valued by or at the direction of the Trustees.#-VS

                                     33-VS

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- June 30, 2002

                                                     CAPITAL      INTERNATIONAL    MASSACHUSETTS          MID            NEW
                                                  OPPORTUNITIES       GROWTH     INVESTORS GROWTH       CAP VALUE     DISCOVERY
                                                      SERIES           SERIES       STOCK SERIES          SERIES         SERIES
                                                  -------------    ------------   --------------        --------     ------------
Assets:
  Investments--
    Unaffiliated issuers, at cost                 $ 479,997,307    $122,850,356    $ 675,480,105        $290,995     $255,003,850
    Unrealized depreciation                        (109,220,011)     (2,998,351)     (50,399,257)        (22,447)     (12,249,591)
                                                  -------------    ------------   --------------        --------     ------------
        Total investments, at value               $ 370,777,296    $119,852,005    $ 625,080,848        $268,548     $242,754,259
  Cash                                                   --               4,705              424             145           --
  Investments of cash collateral for securities
    loaned, at identified cost and value             29,937,342      12,212,325       11,338,820          --           21,697,540
  Foreign currency, at value (identified cost,
    $5,085, $50,476, $20, $--, and $--,
    respectively)                                         5,085          50,712               21          --               --
  Receivable for investments sold                     2,458,939       4,605,182       22,205,940           3,887        7,450,274
  Receivable for series shares sold                     197,628          52,299          310,346           1,923          431,434
  Interest and dividends receivable                     427,571         176,406          354,408             360           23,916
  Receivable from investment adviser                     --              --               --              13,171           --
  Other assets                                            1,502             181            7,630          --                  727
                                                  -------------    ------------   --------------        --------     ------------
        Total assets                              $ 403,805,363    $136,953,815    $ 659,298,437        $288,034     $272,358,150
                                                  =============    ============   ==============        ========     ============
Liabilities:
  Payable to custodian                            $      --        $     --        $      --            $ --         $      9,752
  Payable for investments purchased                   4,344,936         414,209       22,538,191           5,023        5,315,042
  Payable for series shares reacquired                  688,711       5,478,559        1,172,885               3          323,918
  Collateral for securities loaned, at value         29,937,342      12,212,325       11,338,820          --           21,697,540
  Payable to affiliates--
    Management fee                                       22,380           9,592           38,550              16           18,082
    Distribution fee (Service Class)                        232             261              694              58              476
    Administrative fee                                      524             172              900               7              348
  Accrued expenses and other liabilities                 73,304          66,235           82,592          12,439           36,404
                                                  -------------    ------------   --------------        --------     ------------
        Total liabilities                         $  35,067,429    $ 18,181,353   $   35,172,632        $ 17,546     $ 27,401,562
                                                  -------------    ------------   --------------        --------     ------------
Net assets                                        $ 368,737,934    $118,772,462   $  624,125,805        $270,488     $244,956,588
                                                  =============    ============   ==============        ========     ============
Net assets consist of:
  Paid-in capital                                 $ 699,956,814    $140,983,637   $1,116,628,692        $295,587     $330,204,372
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                             (109,219,056)     (2,987,310)     (50,398,363)        (22,447)     (12,249,591)
  Accumulated net realized loss on investments
    and foreign currency transactions              (222,340,432)    (19,839,979)    (441,775,261)         (2,879)     (72,049,105)
  Accumulated undistributed net investment
    income (loss)                                       340,608         616,114         (329,263)            227         (949,088)
                                                  -------------    ------------   --------------        --------     ------------
        Total                                     $ 368,737,934    $118,772,462   $  624,125,805        $270,488     $244,956,588
                                                  =============    ============   ==============        ========     ============
Net Assets:
  Initial Class                                   $ 357,138,378    $108,746,091   $  590,083,252        $101,968     $221,188,537
  Service Class                                      11,599,556      10,026,371       34,042,553         168,520       23,768,051
                                                  -------------    ------------   --------------        --------     ------------
        Total                                     $ 368,737,934    $118,772,462   $  624,125,805        $270,488     $244,956,588
                                                  =============    ============   ==============        ========     ============
Shares of beneficial interest outstanding
  Initial Class                                     33,413,038      11,701,632       74,465,509          11,251       19,636,653
  Service Class                                      1,087,722       1,079,014        4,301,912          18,601        2,114,371
                                                    ----------      ----------       ----------          ------       -----------
        Total                                       34,500,760      12,780,646       78,767,421          29,852       21,751,024
                                                    ==========      ==========       ==========          ======       ==========
  Net asset value, offering price and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)
    Initial Class                                     $10.69           $9.29            $7.92            $9.06           $11.26
    Service Class                                     $10.66           $9.29            $7.91            $9.06           $11.24
                                                      ======           =====            =====            =====           ======

                       See notes to financial statements.

                                              RESEARCH GROWTH   RESEARCH       STRATEGIC    STRATEGIC
                                                 AND INCOME   INTERNATIONAL      GROWTH       VALUE      TECHNOLOGY      VALUE
                                                    SERIES       SERIES          SERIES       SERIES       SERIES       SERIES
                                                ------------  ------------    ------------   --------   -----------  ------------
 Assets:
  Investments--
    Unaffiliated issuers, at identified cost    $ 90,408,695  $ 79,314,776    $ 70,373,466   $427,147   $24,007,538  $372,243,650
    Unrealized appreciation (depreciation)        (5,054,704)    1,170,206     (16,424,223)   (31,645)   (4,024,024)   (6,524,779)
                                                ------------  ------------    ------------   --------   -----------  ------------
        Total investments, at value             $ 85,353,991  $ 80,484,982    $ 53,949,243   $395,502  $ 19,983,514  $365,718,871
  Cash                                                 --            2,820            --          156          --             132
  Investments of cash collateral for securities
    loaned, at identified cost and value               8,680     9,306,134            --         --         279,970    10,271,843
  Foreign currency, at value
    (identified cost $--, $41,702, $--, $--,
    $--, and $--)                                     --            41,697            --         --            --            --
  Receivable for investments sold                    801,995     2,524,181       1,089,141      3,703       506,529     1,041,885
  Receivable for series shares sold                  109,895       108,548          28,787      6,322        20,640       910,938
  Interest and dividends receivable                  117,795       106,496          30,055        564         9,675       744,102
  Receivable from investment adviser                   --           --                --       12,910          --            --
  Other assets                                           247         2,799            --         --            --            --
                                                ------------  ------------    ------------   --------   -----------  ------------
        Total assets                            $ 86,392,603  $ 92,577,657    $ 55,097,226   $419,157   $20,800,328  $378,687,771
                                                ============  ============    ============   ========   ===========  ============
Liabilities:
  Payable to custodian                                 1,236  $     --        $    253,012   $   --     $       592  $        225
  Payable for investments purchased                  228,648       815,414         515,521     42,839       326,292       216,595
  Payable for series shares reacquired                76,240       105,869          86,691          7        45,700       429,767
  Collateral for securities loaned, at value           8,680     9,306,134            --         --         279,970          --
  Payable for securities loaned, at value             --            --                --         --            --      10,271,843
  Payable to affiliates--
    management fee                                     5,266         6,543           3,300         22         1,224        22,400
    Distribution fee (Service Class)                     109            92              86         78            32           845
    Administrative fee                                   123           116              77          9            29           523
  Accrued expenses and other liabilities              25,385        50,130          23,018     12,197        15,984        61,766
                                                ------------  ------------    ------------   --------   -----------  ------------
        Total liabilities                       $    345,687  $ 10,284,298    $    881,705   $ 55,152   $   669,823  $ 11,003,964
                                                ------------  ------------    ------------   --------   -----------  ------------
Net assets                                      $ 86,046,916  $ 82,293,359    $ 54,215,521   $364,005   $20,130,505  $367,683,807
                                                ============  ============    ============   ========   ===========  ============
Net assets consist of:
  Paid-in capital                               $102,344,391  $101,936,429    $111,192,008   $397,929   $58,823,357  $381,651,244
  Unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currencies         (5,054,636)    1,174,042     (16,424,063)   (31,650)   (4,023,848)   (6,523,478)
  Accumulated net realized loss on investments
    and foreign currency transactions            (11,502,110)  (21,178,148)    (40,469,987)    (2,578)  (34,573,218)   (9,919,897)
  Accumulated undistributed net investment
    income (loss)                                    259,271       361,036         (82,437)       304       (95,786)    2,475,938
                                                ------------  ------------    ------------   --------   -----------  ------------
        Total                                   $ 86,046,916  $ 82,293,359    $ 54,215,521   $364,005   $20,130,505  $367,683,807
                                                ============  ============    ============   ========   ===========  ============
Net Assets:
  Initial Class                                 $ 80,579,646  $ 77,648,834    $ 49,930,801   $100,695   $18,585,451  $325,851,379
  Service Class                                    5,467,270     4,644,525       4,284,720    263,310     1,545,054    41,832,428
        Total                                   $ 86,046,916  $ 82,293,359    $ 54,215,521   $364,005   $20,130,505  $367,683,807
Shares of beneficial interest outstanding
  Initial Class                                    7,245,420     7,668,018       8,181,320     11,251     5,756,327    26,371,955
  Service Class                                      492,562       459,610         703,263     29,434       479,744     3,392,718
                                                ------------  ------------    ------------   --------   -----------  ------------
        Total                                      7,737,982     8,127,628       8,884,583     40,685     6,236,071    29,764,673
                                                ============  ============    ============   ========   ===========  ============
  Net asset value, offering price and
    redemption price per share (net assets
    Divided by shares of beneficial interest
    outstanding)
    Initial Class                                     $11.12        $10.13           $6.10      $8.95         $3.23        $12.36
    Service Class                                     $11.10        $10.11           $6.09      $8.95         $3.22        $12.33
                                                      ======        ======           =====      =====         =====        ======

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2002

                                                                  CAPITAL   INTERNATIONAL   MASSACHUSETTS      MID        NEW
                                                               OPPORTUNITIES    GROWTH    INVESTORS GROWTH  CAP VALUE   DISCOVERY
                                                                  SERIES        SERIES       STOCK SERIES    SERIES*     SERIES
                                                               ------------   -----------   -------------  --------   ------------
Net investment income (loss):
  Income--
    Dividends                                                  $  2,061,425   $ 1,428,998   $   2,533,765  $    616   $    224,121
    Interest                                                        144,074        37,091         194,901        86        154,012

    Income on securities loaned                                      39,902        62,360          40,440      --           69,557
    Foreign taxes withheld                                          (18,322)     (143,929)        (21,217)       (6)           (96)
                                                               ------------   -----------   -------------  --------   ------------
      Total investment income                                  $  2,227,079   $ 1,384,520   $   2,747,889  $    696       $447,594
                                                               ------------   -----------   -------------  --------   ------------
  Expenses--
    Management fee                                             $  1,640,911   $   593,140   $   2,772,952  $    303   $  1,228,112
    Trustees' compensation                                           11,594         2,774          18,585      --            6,554
    Distribution fee (Service Class)                                 12,361         9,711          35,435        58         22,081
    Administrative fee                                               39,665        10,646          64,703         7         23,880
    Custodian fee                                                   137,834       110,834         150,810       100         69,611
    Printing                                                         22,565         7,743          25,922     4,000          3,029

    Auditing fees                                                    15,739        29,890          15,300     7,500         29,300
    Legal fees                                                        1,388           245           1,176     1,052          1,387
    Miscellaneous                                                     6,554          --            19,042       620         13,082
                                                               ------------   -----------   -------------  --------   ------------
      Total expenses                                           $  1,888,611   $   764,983   $   3,103,925  $ 13,640   $  1,397,036
    Fees paid indirectly                                             (2,399)       (7,474)        (28,359)     --             (354)
    Reduction of expense by investment adviser                         --             --           --       (13,171)          --

      Net expenses                                             $  1,886,212   $   757,509   $   3,075,566  $    469   $  1,396,682
                                                               ------------   -----------   -------------  --------   ------------
        Net investment income (loss)                           $    340,867   $   627,011   $    (327,677) $    227   $   (949,088)
                                                               ------------   -----------   -------------  --------   ------------
Realized and unrealized loss on investments and foreign
 currency transactions:
  Realized loss (identified cost basis)--
    Investment transactions                                    $(20,171,486)  $(1,607,755)  $ (48,694,058) $ (2,879)  $(33,073,166)
    Foreign currency transactions                                   (38,293)      (30,035)         (4,207)     --           (1,675)
                                                               ------------   -----------   -------------  --------   ------------
      Net realized loss on investments and foreign currency
       transactions                                            $(20,209,779)  $(1,637,790)  $ (48,698,265) $ (2,879)  $(33,074,841)
                                                               ------------   -----------   -------------  --------   ------------
  Change in unrealized appreciation (depreciation)--
    Investments                                                $(75,526,113)  $  (610,952)  $ (96,380,017) $(22,447)  $(27,094,079)
    Translation of assets and liabilities in foreign
     currencies                                                         (80)       11,981             697      --             --
                                                               ------------   -----------   -------------  --------   ------------
      Net unrealized loss on investments and foreign
       currency translation                                    $(75,526,193)  $  (598,971)  $ (96,379,320) $(22,447)  $(27,094,079)
                                                               ------------   -----------   -------------  --------   ------------
        Net realized and unrealized loss on investments
         and foreign currency                                  $(95,735,972)  $(2,236,761)  $(145,077,585) $(25,326)  $(60,168,920)
                                                               ------------   -----------   -------------  --------   ------------
          Decrease in net assets from operations               $(95,395,105)  $(1,609,750)  $(145,405,262) $(25,099)  $(61,118,008)
                                                               ============   ===========   =============  ========   ============

* For the period from the commencement of the series' investment operations, May 1, 2002, through June 30, 2002.

                       See notes to financial statements.

                                                   RESEARCH GROWTH   RESEARCH    STRATEGIC   STRATEGIC
                                                     AND INCOME   INTERNATIONAL    GROWTH       VALUE    TECHNOLOGY        VALUE
                                                      SERIES         SERIES        SERIES      SERIES*     SERIES         SERIES
                                                    ------------  -----------  ------------   --------  ------------  ------------
Net investment income (loss):
   Income--
    Dividends                                          $640,103   $   920,623  $    190,459   $    760       $20,729  $   3,811,058
    Interest                                             43,670        19,339        18,920        117        14,535        130,232

    Income on securities loaned                           2,102        49,518         5,372       --           6,606         10,693
    Foreign taxes withheld                               (6,927)      (90,210)       (1,434)        (1)       (1,678)       (52,596)
                                                   ------------   -----------  ------------   --------  ------------   ------------
      Total investment income                          $678,948   $   899,270  $    213,317   $    876       $40,192    $ 3,899,387
                                                   ------------   -----------  ------------   --------  ------------   ------------
  Expenses--
    Management fee                                     $360,727   $   413,060  $    252,869   $    364  $    109,696  $   1,293,920
    Trustees' compensation                                2,245         1,903         1,739       --             793          6,096
    Distribution fee (Service Class)                      6,227         4,977         4,489         78         2,297         38,912
    Administrative fee                                    8,417         7,229         5,900          9         2,560         30,194
    Custodian fee                                        22,541        80,075        14,205         50         8,888         88,354
    Printing                                              2,144         3,646         2,381      3,375         2,397         14,007
    Auditing fees                                        14,439        15,739        13,750      7,500         8,400         15,000
    Legal fees                                              990           407           990      1,210           569          1,945
    Miscellaneous                                         1,465         6,092           187        896           443          4,843
                                                   ------------   -----------  ------------   --------  ------------  ------------
      Total expenses                                   $419,195   $   533,128  $    296,510   $ 13,482  $    136,043  $   1,493,271
    Fees paid indirectly                                    (23)       (1,929)         (853)      --             (65)          (273)
    Reduction of expenses by investment adviser            --            --             --     (12,910)        --              --

      Net expenses                                     $419,172   $   531,199  $    295,657   $    572  $    135,978  $   1,492,998
                                                   ------------   -----------  ------------   --------  ------------  ------------
        Net investment income (loss)                   $259,776   $   368,071  $    (82,340)  $    304  $    (95,786) $   2,406,389
                                                   ------------   -----------  ------------   --------  ------------  ------------

Realized and unrealized loss on investments
 and foreign currency transaction:
  Realized loss (identified cost basis)--
    Investment transactions                          $(5,451,823) $(2,689,675) $ (4,137,361)  $ (2,553) $ (8,313,791) $  (4,802,850)
    Foreign currency transactions                           (284)     (39,278)         (907)       (25)         (632)        (7,265)
                                                    ------------  -----------  ------------   --------  ------------  ------------
Net realized loss on investments and foreign
currency transactions                                $(5,452,107) $(2,728,953) $ (4,138,268)  $ (2,578) $ (8,314,423) $  (4,810,115)
                                                    ------------  -----------  ------------   --------  ------------  ------------

  Change in unrealized appreciation (depreciation)--
    Investments                                      $(6,841,046) $ 1,729,522  $(13,949,883)  $(31,645) $ (5,023,564) $ (11,505,380)
    Translation of assets and liabilities in
     foreign currencies                                      (21)       3,528           170         (5)          136          1,112
                                                    ------------  -----------  ------------   --------  ------------  ------------

      Net unrealized gain (loss) on investments
       and foreign currency translation              $(6,841,067) $ 1,733,050  $(13,949,713)  $(31,650) $ (5,023,428) $(11,504,268)
                                                    ------------  -----------  ------------   --------  ------------  ------------

        Net realized and unrealized loss on
         investments and foreign currency           $(12,293,174) $  (995,903) $(18,087,981)  $(34,228) $(13,337,851) $(16,314,383)
                                                    ------------  -----------  ------------   --------  ------------  ------------

          Decrease in net assets from operations    $(12,033,398) $  (627,832) $(18,170,321)  $(33,924) $(13,433,637) $(13,907,994)
                                                    ============  ===========  ============   ========  ============  ============

* For the period from the commencement of the series' investment operations May 1, 2002, through June 30, 2002.

                          See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)-- Six Months Ended June 30, 2002

                                                         CAPITAL      INTERNATIONAL   MASSACHUSETTS      MID         NEW
                                                       OPPORTUNITIES      GROWTH    INVESTORS GROWTH  CAP VALUE   DISCOVERY
                                                          SERIES         SERIES       STOCK SERIES      SERIES*      SERIES
                                                      -------------   ------------   -------------   --------   ------------
Increase (decrease) in net assets:
From operations--
  Net investment income (loss)                        $     340,867  $     627,011   $    (327,677)   $   227   $   (949,088)
  Net realized loss on investments and foreign
   currency transactions                                (20,209,779)    (1,637,790)    (48,698,265)    (2,879)   (33,074,841)

  Net unrealized loss on investments and foreign
   currency translation                                 (75,526,193)      (598,971)    (96,379,320)   (22,447)   (27,094,079)
                                                      -------------   ------------   -------------   --------   ------------
    Decrease in net assets from operations            $ (95,395,105)  $ (1,609,750)  $(145,405,262)  $(25,099)  $(61,118,008)
                                                      -------------   ------------   -------------   --------   ------------
Distributions declared to shareholders--
  From net investment income (Initial Class)          $    (310,693)  $   (579,361)  $    (888,683)  $    --    $        --
  From net investment income (Service Class)                 (5,734)       (57,725)        (38,301)       --             --
                                                      -------------   ------------   -------------   --------   ------------
    Total distributions declared to shareholders      $    (316,427)  $   (637,086)  $    (926,984)  $    --    $        --
                                                      -------------   ------------   -------------   --------   ------------
Net increase (decrease) in net assets from
 series share transactions                            $ (43,551,108)  $   (373,549)  $ (43,971,470)  $295,587   $ 18,900,077
                                                      -------------   ------------   -------------   --------   ------------
    Total increase (decrease) in net assets           $(139,262,640)  $ (2,620,385)  $(190,303,716)  $270,488   $(42,217,931)
Net Assets--
  At beginning of period                                508,000,574    121,392,847     814,429,521       --      287,174,519
                                                      -------------   ------------   -------------   --------   ------------
  At end of period                                    $ 368,737,934   $118,772,462   $ 624,125,805   $270,488   $244,956,588
                                                      =============   ============   =============   ========   ============
Accumulated undistributed net investment
  income (loss) included
  in net assets at end of period                      $     340,608   $    616,114   $    (329,263)  $    227   $   (949,088)
                                                      =============   ============   =============   ========   ============

                                                  RESEARCH GROWTH   RESEARCH      STRATEGIC   STRATEGIC
                                                    AND INCOME    INTERNATIONAL    GROWTH       VALUE     TECHNOLOGY      VALUE
                                                      SERIES         SERIES        SERIES      SERIES*      SERIES       SERIES
                                                   ------------   -----------   ------------   --------  ------------  ------------
Increase (decrease) in net assets:
From operations--
  Net investment income (loss)                     $    259,776   $   368,071   $    (82,340)   $   304  $    (95,786) $   2,406,389
  Net realized loss on investments and foreign
   currency transactions                             (5,452,107)   (2,728,953)    (4,138,268)    (2,578)   (8,314,423)   (4,810,115)

  Net unrealized gain (loss) on investments
   and foreign currency translation                  (6,841,067)    1,733,050    (13,949,713)   (31,650)   (5,023,428)  (11,504,268)
                                                   ------------   -----------   ------------   --------  ------------  ------------
    Decrease in net assets from operations         $(12,033,398)  $  (627,832)  $(18,170,321)  $(33,924) $(13,433,637) $(13,907,994)
                                                   ------------   -----------   ------------   --------  ------------  ------------

Distributions declared to shareholders--
  From net investment income (Initial Class)       $   (563,147)  $  (187,845)  $       --     $   --    $      --     $ (2,450,119)
  From net investment income (Service Class)            (36,298)      (12,452)          --         --           --         (277,042)
                                                   ------------   -----------   ------------   --------  ------------  ------------
    Total distributions declared to shareholders   $   (599,445)  $  (200,297)  $       --     $   --    $      --     $ (2,727,161)
                                                   ------------   -----------   ------------   --------  ------------  ------------
Net increase (decrease) in net assets from
series share transactions                          $    110,362   $  (154,028)  $ (4,074,243)  $397,929  $ (1,237,299) $ 79,598,872
                                                   ------------   -----------   ------------   --------  ------------  ------------
    Total increase (decrease) in net assets        $(12,522,481)  $  (982,157)  $(22,244,564)  $364,005  $(14,670,936) $ 62,963,717
Net Assets--
  At beginning of period                             98,569,397    83,275,516     76,460,085       --      34,801,441   304,720,090
                                                   ------------   -----------   ------------   --------  ------------  ------------
  At end of period                                 $ 86,046,916   $82,293,359   $ 54,215,521   $364,005  $ 20,130,505  $367,683,807
                                                   ============   ===========   ============   ========  ============  ============
Accumulated undistributed net investment
  income (loss) included in net assets at
  end of period                                    $    259,271   $   361,036   $    (82,437)  $    304  $    (95,786) $  2,475,938
                                                   ============   ===========   ============   ========  ============  ============

* For the period from the commencement of the series' investment operations May 1, 2002, through June 30, 2002.

                           See notes to financial statements.

                                                           CAPITAL     INTERNATIONAL   MASSACHUSETTS      NEW    RESEARCH GROWTH
                                                        OPPORTUNITIES     GROWTH     INVESTORS GROWTH  DISCOVERY   AND INCOME
                                                           SERIES         SERIES       STOCK SERIES     SERIES      SERIES
                                                        -------------   ------------  -------------  ------------ ------------
Increase (decrease) in net assets:
From operations--
  Net investment income (loss)                          $     318,940   $    688,031  $   1,002,339  $ (1,259,540)$    623,607
  Net realized loss on investments and foreign
   currency transactions                                 (199,058,302)   (18,031,659)  (305,752,683)  (36,699,664)  (5,834,199)

  Net unrealized gain (loss) on investments
and foreign currency translation                           14,194,357     (3,557,229)    39,999,342    25,920,685   (5,702,183)
                                                        -------------   ------------  -------------  ------------ ------------
    Decrease in net assets from operations              $(184,545,005)  $(20,900,857) $(264,751,002) $(12,038,519)$(10,912,775)
                                                        -------------   ------------  -------------  ------------ ------------

Distributions declared to shareholders--
  From net investment income (Initial Class)            $        --     $   (822,886) $    (953,422) $       -- $     (404,821)
  From net realized gain on investments and
   foreign currency transactions (Initial Class)          (90,831,331)    (4,607,224)   (11,263,608)  (16,425,387)   1,830,709)
  In excess of net realized gain on investments
   and foreign currency transactions (Initial Class)       (3,075,123)      (219,799)   (87,400,911)   (2,274,918)    (240,613)
                                                        -------------   ------------  -------------  ------------ ------------
    Total distributions declared to shareholders        $ (93,906,454)  $ (5,649,909) $ (99,617,941) $(18,700,305) $(2,476,143)
                                                        -------------   ------------  -------------  ------------ ------------
Net increase in net assets from series
  share transactions                                    $  98,019,761$    30,457,414  $ 204,290,178  $ 84,616,039  $18,996,886
                                                        -------------   ------------  -------------  ------------ ------------
      Total increase (decrease) in net assets           $(180,431,698)  $  3,906,648  $(160,078,765) $ 53,877,215$   5,607,968
Net Assets--
  At beginning of period                                  688,432,272    117,486,199    974,508,286   233,297,304   92,961,429
                                                        -------------   ------------  -------------  ------------ ------------
  At end of period                                      $ 508,000,574   $121,392,847  $ 814,429,521  $287,174,519  $98,569,397
                                                        =============   ============  =============  ============  ===========
Accumulated undistributed net investment income
 included in net assets at end of period                $     316,168   $    626,189  $     925,398  $      --     $   598,940
                                                        =============   ============  =============  ============  ===========

                                                                         RESEARCH       STRATEGIC
                                                                       INTERNATIONAL      GROWTH       TECHNOLOGY        VALUE
                                                                          SERIES          SERIES         SERIES         SERIES
                                                                       -------------   ------------   ------------   ------------
Increase (decrease) in net assets:
From operations--
  Net investment income (loss)                                         $     304,758   $    (87,823)  $    (133,981) $  2,806,680
  Net realized loss on investments and
   foreign currency transactions                                         (18,259,957)   (34,462,517)   (22,059,451)    (4,857,156)
  Net unrealized gain (loss) on investments
   and foreign currency translation                                          959,870      9,289,020      4,363,444     (9,789,678)
                                                                       -------------   ------------   ------------   ------------
    Decrease in net assets from operations                             $ (16,995,329)  $(25,261,320)  $(17,829,988)  $(11,840,154)
                                                                       -------------   ------------   ------------   ------------
Distributions declared to shareholders--
  From net investment income (Initial Class)                           $    (704,953)  $       --     $     (5,845)  $ (1,055,271)
  From net realized gain on investments and
   foreign currency transactions (Initial Class)                            (925,528)    (1,837,971)          --       (5,927,900)

  In excess of net investment income (Initial Class)                            --             --              (21)           --
  In excess of net realized gain on investments
   and foreign currency transactions (Initial Class)                        (293,410)          --             --         (278,390)
                                                                       -------------   ------------   ------------   ------------
    Total distributions declared to shareholders                       $  (1,923,891)  $ (1,837,971)  $     (5,866) $  (7,261,561)
                                                                       -------------   ------------   ------------   ------------
Net increase in net assets from series share transactions              $  19,249,960   $ 16,736,519   $ 20,730,163   $199,600,970
                                                                       -------------   ------------   ------------   ------------
      Total increase (decrease) in net assets                          $     330,740   $(10,362,772)  $  2,894,309   $180,499,255
Net Assets--
  At beginning of period                                                  82,944,776     86,822,857     31,907,132    124,220,835
                                                                       -------------   ------------   ------------   ------------
At end of period                                                       $  83,275,516   $ 76,460,085   $ 34,801,441  $ 304,720,090
                                                                       =============   ============   ===========   =============
Accumulated undistributed net investment income
  (loss) included in net assets at end of period                       $     193,262   $        (97)  $       --    $   2,796,710
                                                                       =============   ============   ===========   =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                      CAPITAL OPPORTUNITIES SERIES
                                                                 ------------------------------------------------------------------

                                                                  SIX MONTHS
INITIAL CLASS SHARES                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 2002 ----------------------------------------------------
                                                                 (UNAUDITED)     2001       2000       1999       1998        1997
                                                                 ----------    --------    -------- ---------- -----------  -------
Per share data (for a share outstanding throughout each period):
Net asset value-- beginning of period                            $    13.33    $  20.71    $  24.51 $    16.98 $     13.93  $ 11.01
                                                                ----------    --------    -------- ---------- -----------  -------
Income from investment operations#--
  Net investment income Section                                  $     0.01    $   0.01    $    --+++ $    --+++  $    0.05 $  0.15
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                   (2.64)      (4.66)      (0.96)      7.96        3.66     2.87
                                                                 ----------    --------    -------- ---------- -----------  -------
      Total from investment operations                           $    (2.63)   $  (4.65)   $  (0.96)  $   7.96    $   3.71  $  3.02
                                                                 ----------    --------    -------- ---------- -----------  -------
Less distributions declared to shareholders--
  From net investment income                                     $    (0.01)   $    --     $   --     $  (0.04)$     (0.06) $ (0.02)
  From net realized gain on investments and
   foreign currency transactions                                        --        (2.64)     (2.84)      (0.39)     (0.60)    (0.08)
  In excess of net realized gain on investments
   and foreign currency transactions                                    --        (0.09)        --         --          --       --
                                                                 ----------    --------    -------- ---------- -----------  -------
      Total distributions declared to shareholders               $    (0.01)   $  (2.73)   $  (2.84)  $  (0.43)$     (0.66) $ (0.10)
                                                                 ----------    --------    -------- ---------- -----------  -------
Net asset value-- end of period                                  $    10.69    $  13.33    $  20.71   $  24.51 $     16.98  $ 13.93
                                                                 ==========    ========    ========   ======== ===========  =======

Total return =/=                                                     (19.75)%++  (24.93)%     (4.88)%    47.65%      26.97%   27.57%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           0.82%+      0.79%      0.79%       0.84%       0.86%    0.77%
  Net investment income (loss)                                         0.15%+      0.05%      (0.01)%     0.02%       0.31%    1.15%
Portfolio turnover                                                       37%        109%       117%        145%        135%     129%
Net assets at end of period (000 Omitted)                          $357,138    $501,269    $688,432   $437,204    $190,712  $87,744

Section  The investment adviser voluntarily waived a portion of its fee for the
         Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital
         Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. If this fee had been incurred by the series and to the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                                                                                     $  0.13
  Ratios (to average net assets):
    Expenses##                                                                                                                 0.90%
    Net investment income                                                                                                      1.03%

                                                                 CAPITAL OPPORTUNITIES SERIES
                                                                -----------------------------
                                                                  SIX MONTHS
                                                                     ENDED       PERIOD ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002    DECEMBER 31,
                                                                   (UNAUDITED)     2001*
                                                                  ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value-- beginning of period                              $  13.31        $13.93
                                                                   --------        ------
Income from investment operations#--
  Net investment loss                                              $     --+++     $(0.01)
  Net realized and unrealized loss on
   investments and foreign currency                                   (2.64)        (0.61)
                                                                   --------        ------
      Total from investment operations                             $  (2.64)       $(0.62)
                                                                   --------        ------
Less distributions declared to shareholders--
  From net investment income                                       $  (0.01)       $   --
                                                                   --------        ------
Net asset value-- end of period                                    $  10.66        $13.31
                                                                   --------        ------

Total return =/=                                                     (19.87)%++     (4.45)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.07%+        1.04%+
  Net investment loss                                                 (0.05)%+      (0.24)%+
Portfolio turnover                                                       37%          109%
Net assets at end of period (000 Omitted)                          $ 11,600        $6,732

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

  + Annualized.

 ++ Not annualized.

+++ Per share amount was less than $0.01.

  # Per share data are based on average shares outstanding.

 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

          See notes to financial statements.


                                                                                         INTERNATIONAL GROWTH SERIES
                                                                --------------------------------------------------------------------
                                                                 SIX MONTHS
INITIAL CLASS SHARES                                                ENDED                YEAR ENDED DECEMBER 31
                                                                JUNE 30, 2002 ------------------------------------------------------
Per Share Data (for a share outstanding throughout each period): (UNAUDITED)     2001       2000       1999       1998      1997
                                                                  --------    ---------    --------   --------    -------   -------
Net asset value-- beginning of period                             $   9.50    $   11.84    $  13.10   $   9.73    $  9.65   $  9.82
                                                                  --------    ---------    --------   --------    -------   -------
Income from investment operations#--
  Net investment income Section                                   $   0.05    $    0.06    $   0.12   $   0.06    $  0.08   $  0.12
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                  (0.21)       (1.89)      (1.13)      3.37       0.11     (0.27)
                                                                  --------    ---------    --------   --------    -------   -------
      Total from investment operations                            $  (0.16)   $   (1.83)   $  (1.01)  $   3.43    $  0.19   $ (0.15)
                                                                  --------    ---------    --------   --------    -------   -------
Less distributions declared to shareholders--
  From net investment income                                      $  (0.05)   $   (0.07)   $  (0.04)  $  (0.06)   $ (0.11)  $ (0.02)
  From net realized gain on investments and
   foreign currency transactions                                       --         (0.42)      (0.21)      --          --        --
  In excess of net realized gain on investments
   and foreign currency transactions                                   --         (0.02)        --        --           --        --
                                                                  --------    ---------    --------   --------    -------   -------
      Total distributions declared to shareholders                $  (0.05)   $   (0.51)   $  (0.25)  $  (0.06)   $ (0.11)  $ (0.02)
                                                                  --------    ---------    --------   --------    -------   -------
Net asset value-- end of period                                   $   9.29    $    9.50    $  11.84   $  13.10    $  9.73   $  9.65
                                                                  ========    =========    ========   ========    =======   =======

Total return =/=                                                   (1.73)%++   (15.91)%     (7.80)%     35.24%      1.94%    (1.64)%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                         1.23%+       1.23%       1.24%      1.23%      1.32%     1.11%
  Net investment income                                              1.02%+       0.58%       0.94%      0.59%      0.86%     1.23%
Portfolio turnover                                                     72%         108%         71%        88%        77%      261%
Net assets at end of period (000 Omitted)                         $108,746    $ 118,286    $117,486    $66,907    $35,681   $23,401

Section  The investment adviser agreed to maintain the expenses of the International
         Growth Series at not more than 1.50% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the International Growth Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
  Net investment income                                                                                                   $    0.10
  Ratios (to average net assets):
    Expenses##                                                                                                                 1.28%
    Net investment income                                                                                                      1.06%

                                                                     INTERNATIONAL GROWTH SERIES
-------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED           PERIOD ENDED
SERVICE CLASS SHARES                                             JUNE 30, 2002        DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)            2001*
                                                                    --------             ------
Net asset value-- beginning of period                               $   9.49             $ 9.94
                                                                    --------             ------
  Net investment income (loss)                                      $   0.05             $(0.02)
  Net realized and unrealized loss on
   investments and foreign currency                                 $ (0.20)             $(0.43)
                                                                    --------             ------
      Total from investment operations                              $  (0.15)            $(0.45)
                                                                    --------             ------
Less distributions declared to shareholders--
      Total distributions declared to shareholders                  $  (0.05)            $  --
                                                                    --------             ------
Net asset value-- end of period                                     $   9.29             $ 9.49
                                                                    ========             ======

Total return =/=                                                     (1.74)%++          (4.53)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.48%+             1.49%+
  Net investment income (loss)                                         1.10%+           (0.59)%+
Portfolio turnover                                                       72%               108%
Net assets at end of period (000 Omitted)                           $ 10,026             $3,107

  * For the period from commencement of the series' investments operations, August 24, 2001, through December 31, 2001.

 + Annualized.

 ++ Not annualized.

  # Per share data are based on average shares outstanding.

 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

          See notes to financial statements.

                                                                            MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                  -----------------------------------------------------------------
                                                                   SIX MONTHS
INITIAL CLASS SHARES                                                  ENDED              YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                                                  JUNE 30, 2002   ---------------------------------    DECEMBER 31,
Per share data (for a share outstanding throughout each period):   (UNAUDITED)      2001         2000        1999          1998*
                                                                  ------------    --------     --------    --------    ----------
Net asset value-- beginning of period                               $   9.70      $  14.51     $  16.13    $  12.08    $   10.00
                                                                    --------      --------     --------    --------    ---------
Income from investment operations#--
  Net investment income                                                   --+++   $   0.01     $   0.02    $   0.03$          --+++
  Net realized and unrealized gain(loss) on
   investments and foreign currency transactions                       (1.77)        (3.46)       (0.97)       4.22         2.08
                                                                    --------      --------     --------    --------    ---------
      Total from investment operations                              $  (1.77)     $  (3.45)$      (0.95)   $   4.25 $       2.08
                                                                    --------      --------     --------    --------    ---------
Less distributions declared to shareholders--
  From net investment income                                        $  (0.01)     $  (0.01)    $  (0.01)   $     --$          --
  From net realized gain on investments and
   foreign currency transactions                                         --          (0.15)       (0.66)      (0.20)          --
  In excess of net realized gain on investments
   and foreign currency transactions                                     --          (1.20)         --          --            --
                                                                    --------      --------     --------    --------    ---------
      Total distributions declared to shareholders                  $  (0.01)     $  (1.36)    $  (0.67)   $  (0.20)$         --
                                                                    --------      --------     --------    --------    ---------
Net asset value-- end of period                                     $   7.92      $   9.70     $  14.51    $  16.13    $   12.08
                                                                    ========      ========     ========    ========    =========
Total return =/=                                                    (18.14)%++    (24.91)%      (6.09)%      35.80%       20.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           0.82%+        0.82%        0.81%       0.83%        0.97%+
  Net investment income (loss)                                       (0.08)%+        0.12%        0.14%       0.25%           --
Portfolio turnover                                                       93%          289%         250%        147%          66%
Net assets at end of period (000 omitted)                           $590,083      $797,118     $974,508    $543,930    $ 81,237

                                                                                MASSACHUSETTS INVESTORS GROWTH
                                                                                          STOCK SERIES
----------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS            PERIOD
                                                                                   ENDED               ENDED
SERVICE CLASS SHARES                                                           JUNE 30, 2002        DECEMBER 31,
Per share data (for a share outstanding throughout each period):                (UNAUDITED)            2001**
                                                                                 ---------            --------
Net asset value-- beginning of period                                            $    9.70            $   9.89
                                                                                 ---------            --------
Income from investment operations#--
  Net investment loss                                                            $   (0.01)           $  (0.01)
  Net realized and unrealized loss on
   investments and foreign currency transactions                                     (1.77)              (0.18)
                                                                                 ---------            --------
      Total from investment operations                                           $   (1.78)           $  (0.19)
                                                                                 ---------            --------
Less distributions declared to shareholders--
  From net investment income                                                     $   (0.01)                 --
                                                                                 ---------            --------
Net asset value-- end of period                                                     $ 7.91            $   9.70
                                                                                 =========            ========
Total return =/=                                                                  (18.26)%++           (1.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         1.07%+              1.07%+
  Net investment loss                                                              (0.31)%+              (0.24)+
Portfolio turnover                                                                     93%                  289%
Net assets at end of period (000 omitted)                                        $  34,043            $ 17,312

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998. ** For the period from the inception of the service class shares, August 24, 2001, through December 31, 2001.

  +  Annualized.

 ++  Not annualized.

+++  Per share amount was less than $0.01.

  #  Per share data are based on average shares outstanding.

 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate acccounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

          See notes to financial statements.

                                                                                                        MID CAP VALUE SERIES
                                                                                                        --------------------
                                                                                                             PERIOD ENDED
INITIAL CLASS SHARES                                                                                        JUNE 30, 2002*
Per share data (for a share outstanding throughout each period):                                              (UNAUDITED)
                                                                                                            --------------
Net asset value-- beginning of period                                                                         $   10.00
                                                                                                              ---------
Income from investment operations#--
  Net investment income Section                                                                               $    0.01
  Net realized and unrealized loss on investments                                                                 (0.95)
                                                                                                              ---------
      Total from investment operations                                                                        $   (0.94)
                                                                                                              ---------
Less distributions declared to shareholders--
  From net investment income                                                                                  $      --
                                                                                                              ---------
Net asset value-- end of period                                                                               $    9.06
                                                                                                              ---------
Total return                                                                                                    (9.40)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                                                      1.00%+
  Net investment income                                                                                           0.73%+
Portfolio turnover                                                                                                  17%
Net assets at end of period (000 Omitted)                                                                     $     102

                                                                                                        MID CAP VALUE SERIES
                                                                                                        --------------------
                                                                                                             PERIOD ENDED
SERVICE CLASS SHARES                                                                                        JUNE 30, 2002*
Per share data (for a share outstanding throughout each period):                                              (UNAUDITED)
                                                                                                              ---------
Net asset value-- beginning of period                                                                         $   10.00
                                                                                                              ---------
Income from investment operations#--
  Net investment income Section                                                                               $    0.01
  Net realized and unrealized loss on investments                                                                 (0.95)
                                                                                                              ---------
      Total from investment operations                                                                        $   (0.94)
                                                                                                              ---------
Less distributions declared to shareholders--
  From net investment income                                                                                  $      --
                                                                                                              ---------
Net asset value--  end of period                                                                              $    9.06
                                                                                                              ---------
Total return                                                                                                     (9.40)%++
Ratios   (to average net assets)/Supplemental data Sections:
  Expenses##                                                                                                      1.25%+
  Net investment income                                                                                           0.43%+
Portfolio turnover                                                                                                  17%
Net assets at end of period (000 Omitted)                                                                     $     169

Section The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment income                                                                                       $   (0.49)
  Ratios (to average net assets):
     Expenses##                                                                                                  33.41%+
     Net investment loss                                                                                       (31.68)%+

Sections The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution and service fees in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

  Net investment loss                                                                                         $   (0.51)
  Ratios (to average net assets):
     Expenses##                                                                                                  33.66%+
     Net investment loss                                                                                       (31.98)%+

 * For the period from the inception of the series' investment operations, May 1, 2002 through June 30, 2002.

 +   Annualized.

++   Not annualized.

 #   Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                        NEW DISCOVERY SERIES
                                                                 -------------------------------------------------------------------
                                                                  SIX MONTHS
INITIAL CLASS SHARES                                                 ENDED             YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                                 JUNE 30, 2002  ------------------------------------    DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)      2001          2000          1999          1998*
                                                                 -------------  --------       --------      -------    ------------
Net asset value-- beginning of period                              $ 14.10      $  15.98       $  16.89      $ 10.62      $  10.00
                                                                   -------      --------       --------      -------      --------
Income from investment operations#--
  Net investment loss Section                                      $ (0.04)     $  (0.07)      $  (0.07)     $ (0.08)     $  (0.03)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                     (2.80)        (0.71)          0.15         6.42          0.65
                                                                   -------      --------       --------      -------      --------
      Total from investment operations                               (2.84)        (0.78)          0.08         6.34          0.62
                                                                   -------      --------       --------      -------      --------
Less distributions declared to shareholders--
  From net realized gain on investments and
   foreign currency transactions                                        --         (0.97)         (0.99)       (0.07)           --
                                                                   -------      --------       --------      -------      --------
  In excess of net realized gain on investments
   and foreign currency transactions                                    --         (0.13)            --           --            --
                                                                   -------      --------       --------      -------      --------
      Total distributions declared to shareholders                 $    --      $  (1.10)      $  (0.99)     $ (0.07)     $     --
                                                                   -------      --------       --------      -------      --------
Net asset value-- end of period                                    $ 11.26      $  14.10       $  15.98      $ 16.89      $  10.62
                                                                  ========      ========       ========      =======      ========
Total return =/=                                                  (20.01)%++       (5.12)         0.34%       60.25%         6.20%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                         1.00%+        0.97%          0.99%        1.06%         1.28%+
  Net investment loss                                              (0.68)%+        (0.49)         (0.43)       (0.65)      (0.44)%+
Portfolio turnover                                                     46%           64%            74%         149%           69%
Net assets, end of period (000 Omitted)                          $ 221,189      $277,090       $233,297      $65,782      $ 13,280

Section  The investment adviser voluntarily agreed to maintain the expenses of the
         New Discovery Series, exclusive of management fees, at not more than 0.35% of average daily net assets, for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                                                                    $   (0.05)
  Ratios (to average net assets)
    Expenses##                                                                                                               1.60%+
    Net investment loss                                                                                                    (0.76)%+

                                                                                   NEW DISCOVERY SERIES
                                                                               ------------------------------
                                                                                SIX MONTHS         PERIOD
                                                                                   ENDED           ENDED
SERVICE CLASS SHARES                                                           JUNE 30, 2002     DECEMBER 31,
Per share data (for a share outstanding throughout each period):                (UNAUDITED)       2001**
                                                                               -------------     ------------
Net asset value-- beginning of period                                             $ 14.08          $ 13.55
                                                                                  -------          -------
Income from investment operations#--
  Net investment loss                                                             $ (0.05)         $ (0.04)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                                    (2.79)            0.57
                                                                                  -------          -------
      Total from investment operations                                            $ (2.84)            0.53
                                                                                  -------          -------
Net asset value-- end of period                                                   $ 11.24          $ 14.08
                                                                                  =======          =======
Total return =/=                                                                   (20.17)           3.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                        1.25%            1.22%+
  Net investment loss                                                               (0.88)         (0.90)%+
Portfolio turnover                                                                    46%              64%
Net assets, at end of period (000 omitted)                                        $23,768          $10,085

  * For the period from the commencement of the series' investment operations, May 6, 1998, to December 31, 1998. ** For the period from the inception of service class shares, August 24, 2001, to December 31, 2001.

  +  Annualized.

 ++  Not annualized.

  #  Per share data is based on average shares outstanding.

 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                 RESEARCH GROWTH AND INCOME SERIES
                                                                  ---------------------------------------------------------------
                                                                   SIX MONTHS
INITIAL CLASS SHARES                                                  ENDED                    YEAR ENDED DECEMBER 31,
                                                                  JUNE 30, 2002     ---------------------------------------------
Per share data (for a share outstanding throughout each period):   (UNAUDITED)        2001         2000        1999        1998
                                                                  -------------     -------      -------     -------     -------
Net asset value-- beginning of period                                $ 12.70        $ 14.62      $ 14.44     $ 13.39     $ 11.02
                                                                     -------        -------      -------     -------     -------
Income from investment operations#--
  Net investment income Section                                      $  0.03        $  0.09      $  0.07     $  0.09     $  0.12
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                    (1.53)         (1.67)        0.37        1.01        2.31
                                                                     -------        -------      -------     -------     -------
      Total from investment operations                               $ (1.50)       $ (1.58)     $  0.44     $  1.10     $  2.43
                                                                     -------        -------      -------     -------     -------
Less distributions declared to shareholders--
  From net investment income                                         $ (0.08)       $ (0.06)     $ (0.07)    $ (0.05)    $ (0.01)
  From net realized gain on investments and
   foreign currency transactions                                          --          (0.25)       (0.19)         --       (0.05)
  In excess of net realized gain on investments
   and foreign currency transactions                                      --          (0.03)          --          --          --
                                                                     -------        -------      -------     -------     -------
      Total distributions declared to shareholders                   $ (0.08)       $ (0.34)     $ (0.26)    $ (0.05)    $ (0.06)
                                                                     -------        -------      -------     -------     -------
Net asset value-- end of period                                      $ 11.12        $ 12.70      $ 14.62     $ 14.44     $ 13.39
                                                                     =======        =======      =======     =======     =======
Total return =/=                                                     (11.89%)++     (10.91%)       3.09%       8.21%      22.13%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                           0.85%+         0.87%        0.88%       0.86%       0.95%
  Net investment income                                                0.55%+         0.66%        0.50%       0.63%       0.96%
Portfolio turnover                                                       43%            84%          75%         73%        122%
Net assets at end of period (000 omitted)                            $80,580        $95,414      $92,961     $79,092     $39,152


                                                                 RESEARCH GROWTH AND INCOME SERIES
                                                                 ---------------------------------
                                                                            PERIOD ENDED
INITIAL CLASS SHARES                                                        DECEMBER 31,
Per share data (for a share outstanding throughout each period):                1997*
                                                                              -------
Net asset value-- beginning of period                                         $ 10.00
                                                                              -------
Income from investment operations#--
  Net investment income Section                                               $  0.08
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                              0.94
                                                                              -------
      Total from investment operations                                        $  1.02
                                                                              -------
Less distributions declared to shareholders--
  From net investment income                                                  $    --
  From net realized gain on investments and
   foreign currency transactions                                                   --
  In excess of net realized gain on investments
   and foreign currency transactions                                               --
                                                                              -------
      Total distributions declared to shareholders                            $    --
                                                                              -------
Net asset value-- end of period                                               $ 11.02
                                                                              =======
Total return =/=                                                               10.20%++
Ratios (to average net assets)/Supplemental data Sections:
  Expenses##                                                                    1.54%+
  Net investment income                                                         1.19%+
Portfolio turnover                                                                29%
Net assets at end of period (000 omitted)                                     $ 6,540

Section  The investment adviser agreed to maintain the expenses of the Research
         Growth and Income Series at not more than 1.50% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                                                                                 $    0.06
  Ratios (to average net assets):
    Expenses##                                                                                                              1.83%+
    Net investment income                                                                                                   0.84%+

                                                                            RESEARCH GROWTH AND INCOME SERIES
                                                                            ---------------------------------
                                                                              SIX MONTHS         PERIOD
                                                                                 ENDED            ENDED
SERVICE CLASS SHARES                                                         JUNE 30, 2002     DECEMBER 31,
Per share data (for a share outstanding throughout each period):              (UNAUDITED)        2001**
                                                                             -------------     ------------
Net asset value-- beginning of period                                          $   12.69        $  12.79
                                                                               ---------        --------
Income from investment operations#--
  Net investment income                                                        $    0.02        $   0.01
  Net realized and unrealized loss on
   investments and foreign currency                                            $   (1.54)          (0.11)+++
                                                                               ---------        --------
      Total from investment operations                                         $   (1.52)       $  (0.10)
                                                                               ---------        --------
Less distributions declared to shareholders --
  From net investment income                                                   $   (0.07)       $     --
  From net realized gain on investments and foreign currency transactions             --              --
                                                                               ---------        --------
      Total distributions declared to shareholders                             $   (0.07)       $     --
                                                                               ---------        --------
Net asset value -- end of period                                               $   11.10        $  12.69
                                                                               =========        ========
Total return                                                                    (12.00)%++        (0.79)%++
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                       1.10%+          1.12%+
  Net investment income                                                            0.31%+          0.19%+
Portfolio turnover                                                                   43%             84%
Net assets at end of period (000 omitted)                                      $   5,467         $  3,155

  * For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 1997. ** For the period from the inception of service class shares, August 24, 2001, to December 31, 2001.

  +  Annualized.

 ++  Not annualized.

+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data are based on average shares outstanding.

 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                     RESEARCH INTERNATIONAL SERIES
                                                                --------------------------------------------------------------------
                                                                  SIX MONTHS                                             PERIOD
INITIAL CLASS SHARES                                                 ENDED                YEAR ENDED DECEMBER 31,         ENDED
                                                                 JUNE 30, 2002   ------------------------------------  DECEMBER 31,
Per share data (for a share outstanding throughout each period):  (UNAUDITED)       2001          2000          1999      1998*
                                                                 -------------   ---------     --------       -------  ------------
Net asset value-- beginning of period                              $  10.22      $   12.70     $  14.59       $  9.42   $  10.00
                                                                   --------      ---------     --------       -------   --------
Income from investment operations#--
Net investment income Section                                      $   0.04      $    0.04     $   0.19       $  0.03   $     --+++
Net realized and unrealized gain (loss) on
investments and foreign currency                                      (0.11)         (2.27)       (1.30)         5.14      (0.58)
                                                                   --------      ---------     --------       -------   --------
Total from investment operations                                   $  (0.07)     $   (2.23)    $  (1.11)      $  5.17   $  (0.58)
                                                                   --------      ---------     --------       -------   --------
Less distributions declared to shareholders--
From net investment income                                         $  (0.02)     $   (0.09)    $     --+++    $    --+++$     --
From net realized gain on investments and
foreign currency transactions                                            --          (0.12)       (0.78)           --         --
In excess of net realized gain on
investments and foreign currency transactions                            --          (0.04)          --            --         --
                                                                   --------      ---------     --------       -------   --------
Total distributions declared to shareholders                       $  (0.02)     $   (0.25)    $  (0.78)      $    --+++$     --
                                                                   --------      ---------     --------       -------   --------
Net asset value-- end of period                                    $  10.13      $   10.22     $  12.70       $ 14.59   $   9.42
                                                                   ========      =========     ========       =======   ========
Total return =/=                                                    (0.65)%++     (17.76)%      (7.95)%        54.94%    (5.80)%++
Ratios (to average net assets)/Supplemental data Section:
Expenses##                                                            1.27%+         1.26%        1.28%         1.50%      1.55%+
Net investment income                                                 0.89%+         0.36%        1.43%         0.28%      0.07%+
Portfolio turnover                                                      76%           145%         110%          164%        59%
Net assets at end of period (000 Omitted)                          $ 77,649      $  80,738     $ 82,945       $30,150   $  3,519

Section  The investment adviser agreed to maintain the expenses of the Research
         International Series at not more than 1.50% of average net assets for the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                                                                   $  (0.13)
  Ratios (to average net assets):
    Expenses##                                                                                                             3.86%+
    Net investment loss                                                                                                    (2.24)+

                                                                                 Research International Series
                                                                                 -----------------------------
                                                                                  SIX MONTHS         PERIOD
                                                                                     ENDED            ENDED
SERVICE CLASS SHARES                                                             JUNE 30, 2002     DECEMBER 31,
Per share data (for a share outstanding throughout each period):                  (UNAUDITED)         2001**
                                                                                 -------------     ------------
Net asset value-- beginning of period                                              $  10.21         $  10.81
                                                                                   --------         --------
Income from investment operations#--
  Net investment income (loss)                                                     $   0.04         $  (0.03)
  Net realized and unrealized loss on
   investments and foreign currency                                                   (0.12)           (0.57)
                                                                                   --------         --------
      Total from investment operations                                             $  (0.08)        $  (0.60)
                                                                                   --------         --------
Less distributions declared to shareholders--
  From net investment income                                                       $  (0.02)        $    --
                                                                                   --------         --------
Net asset value-- end of period                                                    $  10.11         $  10.21
                                                                                   ========         ========
Total return =/=                                                                    (0.76)%++        (5.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##
  Net investment income (loss)                                                        0.84%+         (0.81)%+
Portfolio turnover                                                                      76%             145%
Net assets at end of period (000 omitted)                                          $  4,645         $  2,537

  * For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 1998.

 ** For the period from the inception of service class shares, August 24, 2001, through December 31, 2001.

  +   Annualized.

 ++  Not annualized.

+++  Per share amount was less than $0.01.

  #  Per share data are based on average shares outstanding.

 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  STRATEGIC GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                    SIX MONTHS
INITIAL CLASS SHARES                                                   ENDED        YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                                  JUNE 30, 2002    ------------------------      DECEMBER 31,
                                                                    (UNAUDITED)       2001           2000           1999*
                                                                  -------------    ---------       --------       -----------
Per share data (for a share outstanding throughout each period):
Net asset value-- beginning of period                               $    8.05      $   10.91       $  12.13       $ 10.00
                                                                    ---------      ---------       --------       -------
Income from investment operations#--
  Net investment income (loss) Section                              $   (0.01)     $   (0.01)      $  (0.01)      $  0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency                                     (1.94)         (2.65)         (1.20)         1.61
                                                                    ---------      ---------       --------       -------
      Total from investment operations                              $   (1.95)     $   (2.66)      $  (1.21)      $  1.67
                                                                    ---------      ---------       --------       -------
Less distributions declared to shareholders
  From net investment income                                        $      --      $      --       $  (0.01)      $    --
  From net realized gain on investments and
   foreign currency transactions                                           --          (0.20)         (0.00)+++        --
                                                                    ---------      ---------       --------       -------
      Total distributions declared to shareholders                  $      --      $   (0.20)      $  (0.01)      $    --
                                                                    ---------      ---------       --------       -------
      Capital contribution by investment adviser                    $      --      $      --       $     --       $  0.46
                                                                    =========      =========       ========       =======
Net asset value-- end of period                                     $    6.10      $    8.05       $  10.91       $ 12.13

Total return =/=                                                     (24.22)%++     (24.65)%        (9.99)%        21.30%++**
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                            0.86%+         0.86%          0.94%         1.00%+
  Net investment income (loss)                                        (0.23)%+       (0.11)%        (0.06)%         2.61%+
Portfolio turnover                                                        61%           123%            86%            4%
Net assets at end of period (000 omitted)                           $  49,931      $  74,471       $ 86,823       $ 9,158

Section  The investment adviser agreed to maintain the expenses of the Strategic
         Growth Series, exclusive of management fees, at not more that 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss and the ratios would have been:

  Net investment loss                                                                                          $   (0.01)
  Ratios (to average net assets)
    Expenses##                                                                                                     4.01%+
    Net investment loss                                                                                          (0.40)%+

                                                                                    STRATEGIC GROWTH  SERIES
                                                                                 --------------------------------
                                                                                   SIX MONTHS         PERIOD
                                                                                     ENDED            ENDED
SERVICE CLASS SHARES                                                             JUNE 30, 2002      DECEMBER 31,
Per share data (for a share outstanding throughout each period):                  (UNAUDITED)         2001***
                                                                                 -------------      ------------
Net asset value-- beginning of period                                              $    8.05         $   8.21
                                                                                   ---------         --------
Income from investment operations#--
  Net investment loss                                                              $   (0.02)        $  (0.01)
  Net realized and unrealized loss on investments and foreign currency                 (1.94)           (0.15)++++
                                                                                   ---------         --------
      Total from investment operations                                             $   (1.96)        $  (0.16)
                                                                                   ---------         --------
Net asset value-- end of period                                                    $    6.09         $   8.05
                                                                                   =========         ========
Total return =/=                                                                    (24.35)%++        (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.11%+           1.11%+
  Net investment loss                                                                (0.46)%+         (0.27)%+
Portfolio turnover                                                                       61%             123%
Net assets, at end of period (000 omitted)                                         $   4,285         $  1,989

  * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.

 ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the Series total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the Series would have been 10.16%

*** For the period from the inception of Service Class, August 24, 2001, through December 31, 2001.

  +   Annualized.

 ++  Not Annualized.

+++  Per share amount was less than $.01.

++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data are based on average shares outstanding.

 ##  Ratios do not reflect reductions from certain expense offset arrangements .

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                     See notes to financial statements.

                                                                                                  STRATEGIC VALUE SERIES
                                                                                                  ----------------------
                                                                                                            PERIOD
                                                                                                             ENDED
INITIAL CLASS SHARES                                                                                    JUNE 30, 2002*
Per share data (for a share outstanding throughout each period):                                         (UNAUDITED)
                                                                                                        --------------
Net asset value-- beginning of period                                                                     $   10.00
                                                                                                          ---------
Income from investment operations#--
  Net investment income  Section                                                                          $    0.01
  Net realized and unrealized loss on investments and foreign currency                                        (1.06)
                                                                                                          ---------
      Total from investment operations                                                                    $   (1.05)
                                                                                                          ---------
Net asset value-- end of period                                                                           $    8.95
                                                                                                          =========
Total return =/=                                                                                            (10.50)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                                                  1.00%+
  Net investment income                                                                                       0.78%+
Portfolio turnover                                                                                               9%
Net assets at end of period (000 Omitted)                                                                 $     101

Section  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment loss                                                                                     $   (0.40)
  Ratios (to average net assets):
    Expenses##                                                                                               27.48%+
    Net investment loss                                                                                    (25.71)%+

                                                                                                    STRATEGIC VALUE SERIES
                                                                                                    ----------------------
                                                                                                             PERIOD
                                                                                                              ENDED
SERVICE CLASS SHARES                                                                                     JUNE 30, 2002*
Per share data (for a share outstanding throughout each period):                                           (UNAUDITED)
                                                                                                         --------------
Net asset value-- beginning of period                                                                     $   10.00
                                                                                                          ---------
Income from investment operations#--
  Net investment income Sections                                                                          $    0.01
  Net realized and unrealized loss on investments and foreign currency                                        (1.06)
                                                                                                          ---------
      Total from investment operations                                                                    $   (1.05)
                                                                                                          ---------
Net asset value-- end of period                                                                           $    8.95
                                                                                                          =========
Total return                                                                                                (10.50)%++
Ratios (to average net assets)/Supplemental data Sections:
  Expenses##                                                                                                  1.25%+
  Net investment income                                                                                       0.54%+
Portfolio turnover                                                                                               9%
Net assets at end of period (000 Omitted)                                                                 $     263

Sections The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment loss                                                                                     $  (0.39)
  Ratios (to average net assets):
    Expenses##                                                                                               27.76%+
    Net investment loss                                                                                    (25.95)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through June 30, 2002.

  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

 ##  Ratios do not reflect reductions from certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                                    TECHNOLOGY SERIES
                                                                                       -------------------------------------------
                                                                                        SIX MONTHS
                                                                                           ENDED       YEAR ENDED    PERIOD ENDED
INITIAL CLASS SHARES                                                                   JUNE 30, 2002   DECEMBER 31,  DECEMBER 31,
Per share data (for a share outstanding throughout each period):                        (UNAUDITED)        2001          2000*
                                                                                       -------------   ------------  ------------
Net asset value-- beginning of period                                                    $    5.22      $    8.52      $   10.00
                                                                                         ---------      ---------      ---------
Income from investment operations#--
  Net investment income (loss) Section                                                   $   (0.01)     $   (0.02)     $    0.01
  Net realized and unrealized loss on investments and foreign currency                       (1.98)         (3.28)         (1.49)
                                                                                         ---------      ---------      ---------
      Total from investment operations                                                   $   (1.99)     $   (3.30)     $   (1.48)
                                                                                         ---------      ---------      ---------
Less distributions declared to shareholders--
  From net investment income                                                             $      --      $      --+++   $      --
  In excess of net investment income                                                            --             --+++          --
                                                                                         ---------      ---------      ---------
      Total distributions declared to shareholders                                       $      --       $      --+++  $      --
                                                                                         ---------      ---------      ---------
Net asset value-- end of period                                                          $    3.23      $    5.22      $    8.52
                                                                                         =========      =========      =========
Total return =/=                                                                          (38.12)%++     (38.87)%       (14.60)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                                 0.91%+         0.90%          1.02%+
  Net investment income (loss)                                                             (0.63)%+       (0.39)%          0.09%+
Portfolio turnover                                                                            125%           310%           271%
Net assets at end of period (000 Omitted)                                                $  18,585      $  33,855      $  31,907

Section  The investment adviser agreed to maintain the expenses of the Technology
         Series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

  Net investment loss                                                                                                  $      --+++
  Ratios (to average net assets):
    Expenses##                                                                                                             1.16%+
    Net investment loss                                                                                                  (0.05)%+

                                                                                                     TECHNOLOGY SERIES
                                                                                                ---------------------------
                                                                                                 SIX MONTHS
                                                                                                    ENDED      PERIOD ENDED
SERVICE CLASS SHARES                                                                            JUNE 30, 2002  DECEMBER 31,
Per share data (for a share outstanding throughout each period):                                 (UNAUDITED)       2001**
                                                                                                -------------  ------------
Net asset value-- beginning of period                                                             $    5.22      $   5.32
                                                                                                  ---------      --------
Income from investment operations#--
  Net investment loss                                                                             $   (0.02)     $  (0.02)
  Net realized and unrealized loss on investments and foreign currency                                (1.98)        (0.08)
                                                                                                  ---------      --------
      Total from investment operations                                                            $   (2.00)     $  (0.10)
                                                                                                  ---------      --------
Net asset value-- end of period                                                                   $    3.22      $   5.22
                                                                                                  =========      ========
Total return =/=                                                                                    (38.31)%++     (1.88)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                          1.16%+        1.15%+
  Net investment loss                                                                               (0.90)%+      (0.90)%+
Portfolio turnover                                                                                     125%          310%
Net assets at end of period (000 Omitted)                                                         $   1,545      $    947

  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

 ** For the period from the inception of service class shares, August 24, 2001, through December 31, 2001.

  +  Annualized.

 ++  Not annualized.

+++  Per share amount was less than $0.01.

  #  Per share data are based on average shares outstanding.

 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                                        VALUE SERIES
                                                                            ----------------------------------------------------
                                                                             SIX MONTHS
INITIAL CLASS SHARES                                                           ENDED               YEAR ENDED DECEMBER 31,
                                                                            JUNE 30, 2002     -----------------------------------
Per share data (for a share outstanding throughout each period):             (UNAUDITED)         2001         2000         1999
                                                                            -------------     --------     --------      --------
Net asset value-- beginning of period                                          $  12.88       $  14.45     $  11.21      $  10.50
                                                                               --------       --------     --------      --------
Income from investment operations#--
  Net investment income Sections                                               $   0.09       $   0.17     $   0.20      $   0.20
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                                 (0.52)         (0.55)        3.16          0.54
                                                                               --------       --------     --------      --------
      Total from investment operations                                         $  (0.43)      $  (0.38)    $   3.36      $   0.74
                                                                               --------       --------     --------      --------
Less distributions declared to shareholders--
  From net investment income                                                   $  (0.09)      $  (0.75)    $  (0.07)     $  (0.03)
  From net realized gain on investments and foreign currency transactions            --          (0.42)       (0.05)           --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                     --          (0.02)          --            --
                                                                               --------       --------     --------      --------
      Total distributions declared to shareholders                             $  (0.09)      $  (1.19)    $  (0.12)     $  (0.03)
                                                                               --------       --------     --------      --------
Net asset value-- end of period                                                $  12.36       $  12.88     $  14.45      $  11.21
                                                                               ========       ========     ========      ========
Total return =/=                                                                 (3.34)%++      (7.46)%       30.25%         7.05%
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                      0.85%+         0.85%        0.87%         1.01%
  Net investment income                                                           1.41%+         1.31%        1.66%         1.81%
Portfolio turnover                                                                  23%            63%          85%           76%
Net assets at end of period (000 Omitted)                                      $325,851       $288,239     $124,221      $ 41,172


                                                                               VALUE SERIES
                                                                               ------------
                                                                               PERIOD ENDED
INITIAL CLASS SHARES                                                           DECEMBER 31,
Per share data (for a share outstanding throughout each period):                   1998*
                                                                                  ------
Net asset value-- beginning of period                                             $10.00
                                                                                  ------
Income from investment operations#--
  Net investment income Sections                                                  $ 0.14
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                                   0.36
                                                                                  ------
      Total from investment operations                                            $ 0.50
                                                                                  ------
Less distributions declared to shareholders--
  From net investment income                                                      $   --
  From net realized gain on investments and foreign currency transactions             --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                      --
                                                                                  ------
      Total distributions declared to shareholders                                $   --
                                                                                  ------
Net asset value-- end of period                                                   $10.50
                                                                                  ======
Total return =/=                                                                    5.00%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                       1.03%+
  Net investment income                                                            2.16%+
Portfolio turnover                                                                  101%
Net assets at end of period (000 Omitted)                                         $8,493

Section  The investment adviser agreed to maintain the expenses of the Value Series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

  Net investment income                                                                                                 $    0.11
  Ratios (to average net assets)
    Expenses##                                                                                                              1.51%+
    Net investment income                                                                                                   1.68%+

                                                                                           VALUE SERIES
                                                                                    -----------------------------
                                                                                      SIX MONTHS       PERIOD
                                                                                         ENDED          ENDED
SERVICE CLASS SHARES                                                                JUNE 30, 2002    DECEMBER 31,
Per share data (for a share outstanding throughout each period):                     (UNAUDITED)        2001**
                                                                                    -------------    ------------
Net asset value-- beginning of period                                                 $  12.86        $  13.12
                                                                                      --------        --------
Income from investment operations#--
  Net investment income                                                               $   0.08        $   0.05
  Net realized and unrealized loss on investments and foreign currency
    transactions                                                                         (0.52)          (0.31)
                                                                                      --------        --------
      Total from investment operations                                                $  (0.44)       $  (0.26)
                                                                                      --------        --------
Less distributions declared to shareholders--
  From net investment income                                                          $  (0.09)       $    --
  From net realized gain on investments and foreign currency transactions                   --             --
                                                                                      --------        --------
      Total distributions declared to shareholders                                    $  (0.09)       $    --
                                                                                      --------        --------
Net asset value-- end of period                                                       $  12.33        $  12.86
                                                                                      ========        ========
Total return =/=                                                                        (3.44)%++       (1.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             1.10%+          1.11%+
  Net investment income                                                                  1.24%+          1.00%+
Portfolio turnover                                                                         23%             63%
Net assets at end of period (000 Omitted)                                             $ 41,832        $ 16,481

  * For the period from the commencement of the series' investment operations May 6, 1998, through December 31, 1998.

 ** For the period from the inception of sevice class shares, August 24, 2001, through December 31, 2001.

  +  Annualized.

 ++  Not annualized.

  #  Per share data are based on average shares outstanding.

 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

=/= The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these changes would reduce the total return figures for all of the periods shown.

                       See notes to financial statements

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Investors Trust Series, Managed Sector Series, Massachusetts Investors Growth Stock Series*, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940 as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurances and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The fund series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                                                                  MASSACHUSETTS
                                                CAPITAL         INTERNATIONAL       INVESTORS
                                             OPPORTUNITIES         GROWTH          GROWTH STOCK
                                                SERIES             SERIES             SERIES
       ----------------------------------------------------------------------------------------
       Value of Securities Loaned              $28,485,706       $11,844,080       $10,999,489
       Collateralized by:
         Cash                                  $29,937,342       $12,212,325       $11,338,820

                                                   NEW            RESEARCH         RESEARCH
                                                DISCOVERY    GROWTH AND INCOME   INTERNATIONAL
                                                 SERIES            SERIES           SERIES
       ---------------------------------------------------------------------------------------
       Value of Securities Loaned              $20,779,505       $     8,464       $ 8,873,058
       Collateralized by:
         U.S. Treasury Securities                   81,674                --             5,264
         Cash                                  $21,697,540       $     8,680       $ 9,306,134

                                                                  TECHNOLOGY          VALUE
                                                                    SERIES           SERIES
       ---------------------------------------------------------------------------------------
       Value of Securities Loaned                                $   266,334       $10,033,623
       Collateralized by:
         Cash                                                    $   279,970       $10,271,843

The cash was invested in the following short-term obligations:

                                                                 CAPITAL OPPORTUNITIES SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      29,937,342        29,937,342

                                                                  INTERNATIONAL GROWTH SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      12,212,325        12,212,325

                                                          MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      11,338,820        11,338,820

                                                                     NEW DISCOVERY SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      21,697,540       $21,697,540

                                                               RESEARCH GROWTH AND INCOME SERIES
                                                               ---------------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                           8,680       $     8,680

                                                                 RESEARCH INTERNATIONAL SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       9,306,134       $ 9,306,134

                                                                       TECHNOLOGY SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                         279,970           279,970

                                                                         VALUE SERIES
                                                                 -----------------------------
                                                                                   IDENTIFIED
                                                                                    COST AND
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      10,271,843       $10,271,843

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, each series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                                                                  MASSACHUSETTS
                                                 CAPITAL        INTERNATIONAL       INVESTORS        NEW          RESEARCH
                                              OPPORTUNITIES        GROWTH          GROWTH STOCK   DISCOVERY   GROWTH AND INCOME
                                                 SERIES            SERIES             SERIES        SERIES         SERIES
       ------------------------------------------------------------------------------------------------------------------------
       Balance Credits                           $    575          $    598          $  1,343     $     --        $    23
       Directed Brokerage Credits                   1,824             6,876            27,016          354          --
                                                 --------          --------          --------     --------        -------
       Total                                     $  2,399          $  7,474          $ 28,359     $    354        $    23
                                                 --------          --------          --------     --------        -------

                                                                   RESEARCH         STRATEGIC
                                                                INTERNATIONAL        GROWTH      TECHNOLOGY         VALUE
                                                                    SERIES           SERIES        SERIES          SERIES
       ------------------------------------------------------------------------------------------------------------------------
       Balance Credits                                             $     31          $     80     $     65        $   172
       Directed Brokerage Credits                                     1,898               773           --            101
                                                                   --------          --------     --------        -------
       Total                                                       $  1,929          $    853     $     65        $   273
                                                                   --------          --------     --------        -------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001, and December 31, 2000, was as follows:

                                                                                                      MASSACHUSETTS INVESTORS
                                      CAPITAL OPPORTUNITIES SERIES   INTERNATIONAL GROWTH SERIES        GROWTH STOCK SERIES

                                      ----------------------------   ---------------------------      -----------------------
                                              DECEMBER 31,                  DECEMBER 31,                    DECEMBER 31,
                                      ----------------------------   ---------------------------      -----------------------
                                          2001           2000           2001           2000             2001           2000
-----------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                      $51,746,366  $ 41,244,006     $1,547,037    $   238,767      $97,210,726   $28,237,047
Long-term capital gain                  42,160,088    19,488,973      4,102,872      1,340,602        2,407,215       924,241
                                       -----------  ------------     ----------    -----------      -----------   -----------
Total Distributions Paid               $93,906,454   $60,732,979     $5,649,909     $1,579,369      $99,617,941   $29,161,288
                                       ===========  ============     ==========    ===========      ===========   ===========

                                                                          RESEARCH GROWTH
                                         NEW DISCOVERY SERIES            AND INCOME SERIES       RESEARCH INTERNATIONAL SERIES
                                       -------------------------     -------------------------   -----------------------------
                                             DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,
                                       -------------------------     -------------------------   -----------------------------
                                          2001          2000            2001           2000            2001          2000
------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                      $15,638,687  $  6,829,027     $  405,347    $   372,523      $ 1,835,992   $ 2,164,625
Long-term capital gain                   3,061,718       367,906      2,070,796      1,093,641           87,899        52,164
Total Distributions Paid               $18,700,405  $  7,196,933     $2,476,143    $ 1,466,164      $ 1,923,891   $ 2,216,789

                                        STRATEGIC GROWTH SERIES         TECHNOLOGY SERIES                  VALUE SERIES
                                       -------------------------     -------------------------   -----------------------------
                                              DECEMBER 31,                 DECEMBER 31,                     DECEMBER 31,
                                       -------------------------     -------------------------   -----------------------------
                                           2001         2000            2001           2000             2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                      $ 1,835,913  $     27,121     $    5,866    $        --      $ 4,899,364   $   509,572
Long-term capital gain                       2,058            --             --             --        2,362,197        40,115
Total Distributions Paid               $ 1,837,971  $     27,121     $    5,866    $        --      $ 7,261,561 $     549,687

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                   MASSACHUSETTS
                                                                     CAPITAL     INTERNATIONAL      INVESTORS
                                                                  OPPORTUNITIES      GROWTH        GROWTH STOCK
                                                                     SERIES          SERIES          SERIES
----------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                     $     316,427   $    636,467    $     926,170
Capital loss carryforward                                          (198,103,070)   (16,675,334)    (173,983,426)
Unrealized loss                                                     (37,713,894)    (3,915,194)    (173,113,385)
Other temporary differences                                                  --        (10,278)              --

                                                                       NEW          RESEARCH         RESEARCH
                                                                    DISCOVERY   GROWTH AND INCOME  INTERNATIONAL
                                                                     SERIES          SERIES           SERIES
----------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                     $          --   $    598,940    $     199,906
Capital loss carryforward                                           (34,114,578)    (5,795,760)     (16,088,195)
Unrealized gain (loss)                                              (38,552,549)     1,532,188       (2,920,008)
Other temporary differences                                                  --             --           (6,643)

                                                                    STRATEGIC
                                                                     GROWTH        TECHNOLOGY         VALUE
                                                                     SERIES          SERIES          SERIES
----------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                     $          --   $         --    $   2,785,212
Capital loss carryforward                                           (33,666,653)   (22,298,644)      (4,596,960)
Unrealized gain (loss)                                               (5,137,791)    (2,960,402)       4,479,466
Other temporary differences                                                  --             --               --

For federal income tax purposes, the capital loss carryforwards may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                                       YEAR OF EXPIRATION
                                                                                 ----------------------------
                                                           TOTAL CARRYOVER          2008             2009
       ------------------------------------------------------------------------------------------------------
       Capital Opportunities Series                         $198,103,070         $       --      $198,103,070
       International Growth Series                            16,675,334                 --        16,675,334
       Massachusetts Investors Growth Stock Series           173,983,426                 --       173,983,426
       New Discovery Series                                   34,114,578                 --        34,114,578
       Research Growth and Income Series                       5,795,760                 --         5,795,760
       Research International Series                          16,088,195                 --        16,088,195
       Strategic Growth Series                                33,666,533                 --        33,666,533
       Technology Series                                      22,298,644          1,559,010        20,739,634
       Value Series                                            4,596,960                 --         4,596,960

Multiple Classes of Shares of Beneficial Interest -- The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. Management fees are as follows:

                                                                                             MANAGEMENT
                                                                                                FEE
       ------------------------------------------------------------------------------------------------
       Capital Opportunities Series                                                            0.75%*
       International Growth Series                                                            0.975%*
       Massachusetts Investors Growth Stock Series                                             0.75%*
       Mid Cap Value Series                                                                    0.75%*
       New Discovery Series                                                                    0.90%
       Research Growth and Income Series                                                       0.75%
       Research International Series                                                           1.00%
       Strategic Growth Series                                                                 0.75%
       Strategic Value Series                                                                  0.75%
       Technology Series                                                                       0.75%
       Value Series                                                                            0.75%

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of the Massachusetts Investors Growth Stock Series to 0.70% for average net assets in excess of $1 billion. The investment adviser has voluntarily agreed to pay for the Mid Cap Value Series' operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

            First $2 billion                                    0.0175%
            Next $2.5 billion                                   0.0130%
            Next $2.5 billion                                   0.0005%
            In excess of $7 billion                             0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                                                 MASSACHUSETTS
                                                            CAPITAL         INTERNATIONAL          INVESTORS           MID CAP
                                                         OPPORTUNITIES         GROWTH             GROWTH STOCK          VALUE
                                                             SERIES            SERIES               SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)              $162,856,131      $  85,011,547         $676,532,518     $      330,487
                                                          ============      =============         ============     ==============
Sales
Investments (non-U.S. government securities)              $186,690,555      $  84,728,261         $715,063,808     $       40,613
                                                          ============      =============         ============     ==============

                                                               NEW             RESEARCH             RESEARCH          STRATEGIC
                                                            DISCOVERY     GROWTH AND INCOME       INTERNATIONAL        GROWTH
                                                             SERIES             SERIES               SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------------
Purchase
Investments (non-U.S. government securities)              $140,583,000      $  42,344,029         $ 61,939,047     $   40,131,503
                                                          ============      =============         ============     ==============
Sales
Investments (non-U.S. government securities)              $118,699,042      $  39,052,516         $ 61,836,000     $   41,477,785
                                                          ============      =============         ============     ==============

                                                                              STRATEGIC
                                                                                VALUE              TECHNOLOGY           VALUE
                                                                               SERIES                SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                                $     415,129         $ 36,065,451     $  162,936,928
                                                                            =============         ============     ==============
Sales
Investments (non-U.S. government securities)                                $      25,428         $ 33,908,022     $   77,940,763
                                                                            =============         ============     ==============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                                                 MASSACHUSETTS
                                                            CAPITAL         INTERNATIONAL          INVESTORS           MID CAP
                                                         OPPORTUNITIES         GROWTH             GROWTH STOCK          VALUE
                                                             SERIES            SERIES               SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Aggregate Cost                                           $ 484,018,338      $ 124,377,211        $ 675,480,105     $      290,995
                                                         =============      =============        =============     ==============
Gross unrealized appreciation                            $  11,083,530      $   7,021,533        $  18,075,009     $        3,306
Gross unrealized depreciation                             (124,324,572)       (11,546,739)         (68,474,266)           (25,753)
                                                         -------------      -------------        -------------     --------------
  Net unrealized depreciation                            $(113,241,042)     $  (4,525,206)       $ (50,399,257)    $      (22,447)
                                                         =============      =============        =============     ==============

                                                               NEW             RESEARCH             RESEARCH          STRATEGIC
                                                            DISCOVERY     GROWTH AND INCOME       INTERNATIONAL        GROWTH
                                                             SERIES             SERIES               SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------------
Aggregate Cost                                           $ 255,003,850      $  90,408,695        $  81,675,776     $   70,373,466
                                                         =============      =============        =============     ==============
Gross unrealized appreciation                            $  21,997,217      $   5,083,119        $   2,961,684     $      979,373
Gross unrealized depreciation                              (34,246,808)       (10,137,823)          (4,152,478)       (17,403,596)
                                                         -------------      -------------        -------------     --------------
  Net unrealized depreciation                            $ (12,249,591)     $  (5,054,704)       $  (1,190,794)    $  (16,424,223)
                                                         =============      =============        =============     ==============

                                                                              STRATEGIC
                                                                                VALUE              TECHNOLOGY           VALUE
                                                                               SERIES                SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Aggregate Cost                                                              $     427,148        $  27,967,520     $  372,761,123
                                                                            =============        =============     ==============
Gross unrealized appreciation                                               $       2,383        $     259,149     $   18,972,091
Gross unrealized depreciation                                                     (34,029)          (8,243,155)       (26,014,343)
                                                                            -------------        -------------     --------------
  Net unrealized depreciation                                               $     (31,646)       $  (7,984,006)    $   (7,042,252)
                                                                            =============        =============     ==============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                    CAPITAL OPPORTUNITIES SERIES                           INTERNATIONAL GROWTH SERIES
                        ------------------------------------------------------   --------------------------------------------------
                              SIX MONTHS ENDED              YEAR ENDED                SIX MONTHS ENDED            YEAR ENDED
                               JUNE 30, 2002             DECEMBER 31, 2001              JUNE 30, 2002          DECEMBER 31, 2001
                        -------------------------   --------------------------   -------------------------  -----------------------
INITIAL CLASS SHARES       SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              3,728,659    $45,097,931    12,897,234  $ 198,655,914    11,324,374 $ 106,620,804  10,287,794 $ 99,709,025
Shares issued to
  shareholders
  in reinvestment
  of distributions          25,571        310,693     5,712,071     93,906,454        59,605       579,362     532,007    5,649,909
Shares Redeemed         (7,958,794)   (96,210,338)  (14,231,830)  (200,855,287)  (12,129,743) (114,247,509) (8,294,924) (77,906,286)
                        ----------   ------------   ----------- --------------   -----------  ------------  ---------- ------------
  Net increase
    (decrease)          (4,204,564)  $(50,801,714)    4,377,475 $   91,707,081      (745,764) $ (7,047,343)  2,524,877 $ 27,452,648
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                    CAPITAL OPPORTUNITIES SERIES                           INTERNATIONAL GROWTH SERIES
                        ------------------------------------------------------   --------------------------------------------------
                              SIX MONTHS ENDED             PERIOD ENDED              SIX MONTHS ENDED            PERIOD ENDED
                                JUNE 30, 2002            DECEMBER 31, 2001*            JUNE 30, 2002          DECEMBER 31, 2001*
                        -------------------------   --------------------------   -------------------------  -----------------------
SERVICE CLASS SHARES       SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                816,975    $ 9,967,001       579,500     $7,252,320     7,515,444  $ 70,840,125     467,839  $ 4,311,527
Shares issued to
  shareholders
  in reinvestment
  of distributions             473          5,734            --             --         5,945        57,725          --           --
Shares redeemed           (235,547)    (2,722,129)      (73,679)      (939,640)   (6,769,746)  (64,224,056)   (140,468)  (1,306,761)
                        ----------   ------------   ----------- --------------   -----------  ------------  ---------- ------------
  Net increase             581,901    $ 7,250,606       505,821     $6,312,680       751,643  $  6,673,794     327,371  $ 3,004,766
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                                         MASSACHUSETTS INVESTORS GROWTH STOCK SERIES          MID CAP VALUE SERIES
                                                    ------------------------------------------------------  ----------------------
                                                         SIX MONTHS ENDED              YEAR ENDED               PERIOD ENDED
                                                           JUNE 30, 2002            DECEMBER 31, 2001         DECEMBER 31, 2002**
                                                    --------------------------   -------------------------  -----------------------
INITIAL CLASS SHARES                                   SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                          10,125,563   $ 89,831,006    32,547,703  $349,685,410      11,251     $112,510
Shares issued to shareholders
  in reinvestment
  of distributions                                      102,030        888,683     8,998,911    99,617,941          --           --
Shares redeemed                                     (17,951,489)  (157,749,727)  (26,531,254) (261,610,566)         --           --
                                                    ----------- --------------   -----------  ------------  ---------- ------------
  Net increase (decrease)                            (7,723,896)  $(67,030,038)   15,015,360  $187,692,785      11,251     $112,510
                                                    =========== ==============   ===========  ============  ========== ============

                                                         MASSACHUSETTS INVESTORS GROWTH STOCK SERIES          MID CAP VALUE SERIES
                                                    ------------------------------------------------------  ----------------------
                                                         SIX MONTHS ENDED             PERIOD ENDED               PERIOD ENDED
                                                           JUNE 30, 2002            DECEMBER 31, 2001*        DECEMBER 31, 2002**
                                                    --------------------------   -------------------------  -----------------------
SERVICE CLASS SHARES                                   SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           3,701,999   $ 33,028,842     2,172,941   $20,301,744      19,717     $193,234
Shares issued to shareholders
  in reinvestment
  of distributions                                        4,402         38,301            --            --          --           --
Shares redeemed                                      (1,189,994)   (10,008,575)     (387,436)   (3,704,351)     (1,116)     (10,157)
                                                    ----------- --------------   -----------  ------------  ---------- ------------
  Net increase                                        2,516,407   $ 23,058,568     1,785,505   $16,597,393      18,601     $183,077
                                                    =========== ==============   ===========  ============  ========== ============

                                         NEW DISCOVERY SERIES                          RESEARCH GROWTH AND INCOME SERIES
                        ------------------------------------------------------   --------------------------------------------------
                             SIX MONTHS ENDED              YEAR ENDED               SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2002            DECEMBER 31, 2001             JUNE 30, 2002           DECEMBER 31, 2001
                        --------------------------  --------------------------   -------------------------  -----------------------
INITIAL CLASS SHARES      SHARES      AMOUNT          SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              9,868,673   $ 131,588,804   14,482,960   $194,141,141     1,403,661  $ 17,052,013  3,425,883 $ 44,102,027
Shares issued to
  shareholders in
  reinvestment of
  distributions                 --              --    1,285,244     18,700,305        46,812       563,146     184,100   2,476,143
Shares redeemed         (9,890,713)   (130,764,898) (10,705,230)  (137,285,533)   (1,717,507)  (20,621,690) (2,456,735)(30,621,257)
                        ----------   -------------  ----------- --------------   -----------  ------------  ---------- ------------
  Net increase
    (decrease)             (22,040)  $     823,906    5,062,974   $ 75,555,913      (267,034)  $(3,006,531)  1,153,248 $ 15,956,913
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                        NEW DISCOVERY SERIES                              RESEARCH GROWTH AND INCOME SERIES
                        ------------------------------------------------------   --------------------------------------------------
                            SIX MONTHS ENDED               PERIOD ENDED             SIX MONTHS ENDED             PERIOD ENDED
                              JUNE 30, 2002             DECEMBER 31, 2001*            JUNE 30, 2002           DECEMBER 31, 2001*
                        -------------------------   --------------------------   -------------------------  -----------------------
SERVICE CLASS SHARES      SHARES      AMOUNT          SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              2,423,465   $ 30,962,989       968,873    $12,401,399       384,471   $ 4,717,526     266,781   $3,268,087
Shares issued to
  shareholders in
  reinvestment
  of distributions              --             --            --             --         3,022        36,298          --           --
Shares redeemed         (1,025,217)   (12,886,818)     (252,751)    (3,341,273)     (143,544)   (1,636,931)    (18,168)    (228,114)
                        ----------   -------------  ----------- --------------   -----------  ------------  ---------- ------------
  Net increase           1,398,248   $ 18,076,171       716,122    $ 9,060,126       243,949   $ 3,116,893     248,613   $3,039,973
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                      RESEARCH INTERNATIONAL SERIES                           STRATEGIC GROWTH SERIES
                        ------------------------------------------------------   --------------------------------------------------
                             SIX MONTHS ENDED              YEAR ENDED               SIX MONTHS ENDED              YEAR ENDED
                              JUNE 30, 2002             DECEMBER 31, 2001             JUNE 30, 2002            DECEMBER 31, 2001
                        -------------------------   --------------------------   -------------------------  -----------------------
INITIAL CLASS SHARES      SHARES      AMOUNT          SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              1,810,278    $18,307,510     4,740,180    $50,808,487     1,287,647   $ 9,048,781   5,626,830  $50,048,119
Shares issued to
  shareholders
  in reinvestment
  of distributions          17,856        187,845       167,440      1,923,891            --            --     198,915    1,837,971
Shares redeemed         (2,060,200)   (20,770,929)   (3,540,107)   (35,970,098)   (2,357,178)  (16,488,076) (4,533,950) (37,004,490)
                        ----------   -------------  ----------- --------------   -----------  ------------  ---------- ------------
  Net increase
    (decrease)            (232,066)  $ (2,275,574)    1,367,513   $ 16,762,280    (1,069,531)  $(7,439,295)  1,291,795 $ 14,881,600
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                      RESEARCH INTERNATIONAL SERIES                           STRATEGIC GROWTH SERIES
                        ------------------------------------------------------   --------------------------------------------------
                              SIX MONTHS ENDED             PERIOD ENDED             SIX MONTHS ENDED            PERIOD ENDED
                               JUNE 30, 2002            DECEMBER 31, 2001*            JUNE 30, 2002           DECEMBER 31, 2001*
                        -------------------------   --------------------------   -------------------------  -----------------------
SERVICE CLASS SHARES      SHARES      AMOUNT          SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold              1,303,782   $ 13,332,842       307,168     $3,074,037       609,942   $ 4,392,867     291,509   $2,202,370
Shares issued to
  shareholders
  in reinvestment
  of distributions           1,186         12,452            --             --            --            --          --           --
Shares redeemed         (1,093,821)   (11,223,748)      (58,705)      (586,357)     (153,862)   (1,027,815)    (44,326)    (347,451)
                        ----------   -------------  ----------- --------------   -----------  ------------  ---------- ------------
  Net increase             211,147   $  2,121,546       248,463     $2,487,680       456,080   $ 3,365,052     247,183   $1,854,919
                        ==========   ============   =========== ==============   ===========  ============  ========== ============

                                                      STRATEGIC VALUE SERIES                     TECHNOLOGY SERIES
                                                    --------------------------   --------------------------------------------------
                                                           PERIOD ENDED              SIX MONTHS ENDED            YEAR ENDED
                                                         JUNE 30, 2002**              JUNE 30, 2002           DECEMBER 31, 2001
                                                    --------------------------   -------------------------  -----------------------
INITIAL CLASS SHARES                                  SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                              11,251       $112,510     1,295,586   $ 5,132,821   5,668,012 $ 34,922,779
Shares issued to shareholders
  in reinvestment
  of distributions                                           --             --            --            --         869        5,866
Shares redeemed                                              --             --    (2,022,971)   (8,093,927) (2,928,719) (15,075,045)
                                                    ----------- --------------   -----------  ------------  ---------- ------------
  Net increase (decrease)                                11,251       $112,510      (727,385)  $(2,961,106)  2,740,162 $ 19,853,600
                                                    =========== ==============   ===========  ============  ========== ============

                                                     STRATEGIC VALUE SERIES                      TECHNOLOGY SERIES
                                                    --------------------------   --------------------------------------------------
                                                           PERIOD ENDED              SIX MONTHS ENDED           PERIOD ENDED
                                                         JUNE 30, 2002 **              JUNE 30, 2002          DECEMBER 31, 2001*
                                                    --------------------------   -------------------------  -----------------------
SERVICE CLASS SHARES                                  SHARES        AMOUNT         SHARES       AMOUNT        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                              32,903       $319,627       923,187  $  4,363,412     225,418  $ 1,093,637
Shares issued to shareholders
  in reinvestment
  of distributions                                           --             --            --            --          --           --
Shares redeemed                                          (3,469)       (34,208)     (624,990)   (2,639,605)    (43,871)    (217,074)
                                                    ----------- --------------   -----------  ------------  ---------- ------------

  Net increase                                           29,434       $285,419       298,197  $  1,723,807     181,547  $   876,563
                                                    =========== ==============   ===========  ============  ========== ============

                                                                                                     VALUE SERIES
                                                                                 --------------------------------------------------
                                                                                      SIX MONTHS ENDED            YEAR ENDED
                                                                                        JUNE 30, 2002          DECEMBER 31, 2001
                                                                                 -------------------------  -----------------------
INITIAL CLASS SHARES                                                               SHARES       AMOUNT        SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                        9,058,682  $116,887,930  20,080,239 $261,632,179
Shares issued to shareholders
  in reinvestment
  of distributions                                                                   188,907     2,450,119     539,893   7,261,562
Shares redeemed                                                                   (5,256,519)  (67,115,136) (6,833,692)(85,173,046)
                                                                                 -----------  ------------  ---------- ------------
  Net increase                                                                     3,991,070 $  52,222,913  13,786,440 $183,720,695
                                                                                 ===========  ============  ========== ============

                                                                                                    VALUE SERIES
                                                                                 --------------------------------------------------
                                                                                      SIX MONTHS ENDED           PERIOD ENDED
                                                                                        JUNE 30, 2002          DECEMBER 31, 2001*
                                                                                 -------------------------  -----------------------
SERVICE CLASS SHARES                                                               SHARES       AMOUNT        SHARES     AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                        2,937,740  $ 37,760,826   1,482,724  $18,414,682
Shares issued to shareholders
 in reinvestment
 of distributions                                                                     21,393       277,042          --           --
Shares redeemed                                                                     (847,512)  (10,661,909)   (201,627)  (2,534,407)
                                                                                 -----------  ------------  ---------- ------------
  Net increase                                                                     2,111,621  $ 27,375,959   1,281,097  $15,880,275
                                                                                 ===========  ============  ========== ============

* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

**For the period from the commencement of the series' investment operations, May
  1, 2002, through June 30, 2002.

(6) LINE OF CREDIT

Each Series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2002, was as follows:

                                                                           COMMITMENT FEE
        ---------------------------------------------------------------------------------
        Capital Opportunities Series                                           $2,496
        International Growth Series                                             8,904
        Massachusetts Investors Growth Stock Series                             4,362
        Mid Cap Value Series                                                       --
        New Discovery Series                                                    1,782
        Research Growth and Income Series                                         562
        Research International Series                                             417
        Strategic Growth Series                                                   380
        Strategic Value Series                                                     --
        Technology Series                                                         105
        Value Series                                                            2,100

Each series had no borrowings during the period.

(7) RESTRICTED SECURITIES

Each Series of the trust is restricted from investing more than a certain amount in securities, which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% and 15% of the series' net assets. At June 30, 2002, the New Discovery Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                        SHARE /
                                                                       PRINCIPAL
SERIES                 DESCRIPTION            DATE OF ACQUISITION       AMOUNT         COST        VALUE
----------------------------------------------------------------------------------------------------------
New Discovery          Abgenix, Inc.                11/2/00             18,100      $1,267,000    $168,511

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The effect of this change for the year ended December 31, 2001, was the following:

                                                                                    STRATEGIC
                                                                                     GROWTH
                                                                                     SERIES
        -------------------------------------------------------------------------------------
        Increase (decrease) net investment income                                     $ --
        Decrease net unrealized appreciation (depreciation)                           $(30)
        Increase net realized gains (losses)                                          $ 30

The Statement of Changes in Net Assets and Financial Highlights have not been restated to reflect this change in presentation.




--------------------------------------------------------------------------------
This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since 4/24/86) (born 6/7/41)
  Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

C. James Prieur* Trustee, Chairman and President (since 7/29/99) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J. Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)
  Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; Century Partners, Inc. (investments), Managing
  Director: HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Derwyn F. Phillips+ Trustee (since 4/24/86) (born 8/31/30)
  Retired; The Gillette Company, Former Vice Chairman (until 1991).

Robert C. Bishop+ Trustee (born 1/13/43)
  AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
  (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

Frederick H. Dulles+ Trustee (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December
  1996), Of Counsel (January 1997 to April 1997).

Ronald G. Steinhart+ Trustee (born 6/15/40)
  Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

Haviland Wright+ Trustee (born 7/21/48)
  Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk
  (born 03/06/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Ellen Moynihan++ Assistant Treasurer born 11/13/57)
  Massachusetts Financial Services Company, Vice President (since September
  1996)

James O. Yost++ Assistant Treasurer (born 06/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.

  All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on May 1, 2001.

  All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts /Series.

  The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++

William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Donald F. Pitcher
Michael W. Roberge
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi

+Independent Trustee

++MFS Investment Management(R)



(C)2002 MFS Investment Management(R).
   MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
   500 Boylston Street, Boston, MA 02116.                      SUN-3C 08/02 205M